Filed electronically with the Securities and Exchange Commission on
                               December 27, 2001.

                                                                File No. 2-13628
                                                                 File No. 811-43

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

              Pre-Effective Amendment No.
                                          ------------

              Post-Effective Amendment No. 128
                                           ---------

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 79
              --


                                INVESTMENT TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
             ------- ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (6l7) 295-2572
                                                            --------------

                                  John Millette
                        Zurich Scudder Investments, Inc.
                    Two International Place, Boston, MA 02110
            ------------ -------------------------------------------
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

/   /         Immediately upon filing pursuant to paragraph (b)
/   /         60 days after filing pursuant to paragraph (a) (1)
/   /         75 days after filing pursuant to paragraph (a) (2)
/ X /         On January 1, 2002 pursuant to paragraph (b)
/   /         On ______________ pursuant to paragraph (a) (3)
/   /         On ______________ pursuant to paragraph (a) (3) of Rule 485.

              If Appropriate, check the following box:
/   /         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     SCUDDER
                                                                     INVESTMENTS

 Supplement to the currently effective Prospectus for each of the listed funds:


Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Balanced Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder Cash Investment Trust
Scudder Cash Reserves Fund
Scudder Contrarian Fund
Scudder Development Fund
Scudder Dividend & Growth Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder Dynamic Growth Fund
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Floating Rate Fund
Scudder Florida Tax-Free Income Fund
Scudder Focus Growth Fund
Scudder Focus Value+Growth Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Global Fund
Scudder GNMA Fund
Scudder Gold Fund
Scudder Greater Europe Growth Fund
Scudder Growth Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder High-Yield Tax-Free Fund
Scudder Income Fund
Scudder International Fund
Scudder International Research Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Latin America Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Money Market Series
Scudder New Europe Fund
Scudder New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Growth Portfolio
Scudder Pathway Series: Moderate Portfolio
Scudder Research Fund
Scudder Retirement Fund -- Series III
Scudder Retirement Fund -- Series IV
Scudder Retirement Fund -- Series V
Scudder Retirement Fund -- Series VI
Scudder Retirement Fund -- Series VII
Scudder S&P 500 Index Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund
Scudder Short-Term Bond Fund
Scudder Small Cap Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Income Fund
Scudder Target 2010 Fund
Scudder Target 2011 Fund
Scudder Tax Free Money Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Total Return Fund
Scudder U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund
Scudder Worldwide 2004 Fund
The Japan Fund, Inc.

Scudder Variable Series I
   21st Century Growth Portfolio
   Balanced Portfolio
   Bond Portfolio
   Capital Growth Portfolio
   Global Discovery Portfolio
   Growth and Income Portfolio
   Health Sciences Portfolio
   International Portfolio
   Money Market Portfolio

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio
   Scudder Blue Chip Portfolio
   Scudder Contrarian Value Portfolio
   Scudder Focus Value+Growth Portfolio
   Scudder Global Blue Chip Portfolio
   Scudder Government Securities Portfolio
   Scudder Growth Portfolio
   Scudder High Yield Portfolio
   Scudder International Research Portfolio
   Scudder Investment Grade Bond Portfolio
   Scudder Money Market Portfolio
   Scudder New Europe Portfolio
   Scudder Small Cap Growth Portfolio
   Scudder Small Cap Value Portfolio
   Scudder Strategic Income Portfolio
   Scudder Technology Growth Portfolio
   Scudder Total Return Portfolio
   SVS Dreman Financial Services Portfolio
   SVS Dreman High Return Equity Portfolio
   SVS Dynamic Growth Portfolio
   SVS Focused Large Cap Growth Portfolio
   SVS Growth And Income Portfolio
   SVS Growth Opportunities Portfolio
   SVS Index 500 Portfolio
   SVS Mid Cap Growth Portfolio
   SVS Strategic Equity Portfolio
   SVS Venture Value Portfolio

Cash Account Trust
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Cash Equivalent Fund
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Investors Cash Trust
   Government Securities Portfolio
   Treasury Portfolio

Investors Municipal Cash Fund
   Investors Florida Municipal Cash Fund
   Investors Michigan Municipal Cash Fund
   Investors New Jersey Municipal Cash Fund
   Investors Pennsylvania Municipal Cash Fund
   Tax-Exempt New York Money Market Fund

Tax-Exempt California Money Market Fund

Zurich Money Funds
   Zurich Money Market Fund
   Zurich Government Money Fund
   Zurich Tax-Free Money Fund

Zurich YieldWise Funds
   Zurich YieldWise Money Fund
   Zurich YieldWise Government Money Fund
   Zurich YieldWise Municipal Money Fund



On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc. ("Scudder"), with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with Scudder under the Investment Company Act of 1940 and, therefore, a termination of those agreements, Scudder intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.


December 4, 2001

                                                                     SCUDDER
                                                                   INVESTMENTS

                              Core/Large Cap Funds
                              Advisor Classes A, B and C


              Prospectus

--------------------------------------------------------------------------------

                             Scudder Blue Chip Fund
                             February 1, 2001, as revised June 11, 2001

                             Scudder Focus Value+Growth Fund
                             February 1, 2001, as revised June 11, 2001


                             Scudder Growth and Income Fund
                             January 1, 2002

                             Scudder Research Fund
                             January 1, 2002

                             Scudder Total Return Fund
                             February 1, 2001, as revised June 11, 2001, as further revised January 1, 2002


      As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Funds Work                      How to Invest in the Funds

     4  Scudder Blue Chip Fund              45  Choosing a Share Class

     8  Scudder Focus Value+Growth          50  How to Buy Shares
        Fund
                                            51  How to Exchange or Sell Shares
    12  Scudder Growth and Income
        Fund                                52  Policies You Should Know
                                                About
    16  Scudder Research Fund
                                            58  Understanding Distributions
    20  Scudder Total Return Fund               and Taxes

    24  Other Policies and Risks

    26  Who Manages and Oversees
        the Funds

    29  Financial Highlights

  How the Funds Work

  On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

  Whether you are considering investing in a fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                |  Class A   Class B     Class C
                                 ticker symbol  |  KBCAX     KBCBX       KBCCX
                                   fund number  |  031       231         331

  Scudder Blue Chip Fund

  formerly Kemper Blue Chip Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks growth of capital and of income.

The fund normally invests at least 65% of total assets in common stocks of large U.S. companies (those with market values of $1 billion or more). As of December 31, 2000, companies in which the fund invests have a median market capitalization of approximately $36 billion.

In choosing stocks, the portfolio managers look for attractive "blue chip" companies: large, well-known, established companies with sound financial strength whose stock price is attractive relative to potential growth. The managers look for factors that could signal future growth, such as new management, products or business strategies.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The fund normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While the fund invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund invests in a given market sector, any factors affecting that sector could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o        growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals who are interested in a core stock investment.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did total returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compares with two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charge of Class B.

Scudder Blue Chip Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


 1991          44.43
 1992          -1.20
 1993           3.82
 1994          -5.16
 1995          31.72
 1996          27.70
 1997          26.21
 1998          14.40
 1999          26.08
 2000          -8.67


For the periods included in the bar chart:
Best Quarter: 19.21%, Q4 1998             Worst Quarter: -13.02%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                          1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A                                   -13.92          14.88         13.99
--------------------------------------------------------------------------------
Class B                                   -12.07          15.15         13.71
--------------------------------------------------------------------------------
Class C                                    -9.37          15.34         13.80
--------------------------------------------------------------------------------
Index 1                                    -9.10          18.33         17.46
--------------------------------------------------------------------------------
Index 2                                    -7.79          18.16         17.67
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Index, an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the United States and whose common stocks are traded there.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                   Class A       Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On       5.75%         None          None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)            None*        4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                               0.55%        0.55%         0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25         1.00          1.00
--------------------------------------------------------------------------------
Other Expenses**                              0.33         0.38          0.35
--------------------------------------------------------------------------------
Total Annual Operating Expenses               1.13         1.93          1.90
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.325%, 0.375% and 0.350% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                          1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                    $684         $913        $1,161       $1,871
--------------------------------------------------------------------------------
Class B shares                     596          906         1,242        1,855
--------------------------------------------------------------------------------
Class C shares                     293          597         1,026        2,222
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                    $684         $913        $1,161       $1,871
--------------------------------------------------------------------------------
Class B shares                     196          606         1,042        1,855
--------------------------------------------------------------------------------
Class C shares                     193          597         1,026        2,222
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                |  Class A   Class B     Class C
                                 ticker symbol  |  KVGAX     KVGBX       KVGCX
                                   fund number  |  185       285         385

  Scudder Focus Value+Growth Fund

  formerly Kemper Value+Growth Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks growth of capital through a portfolio of growth and value stocks.

The fund normally invests at least 65% of total assets in U.S. common stocks. Although the fund can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The fund manages risk by investing in both growth and value stocks. The fund seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The fund retains two portfolio management teams dedicated to managing the growth and value portions of the fund, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategy.

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While the fund invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given company than a diversified fund, factors affecting that company could affect fund performance. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry.

It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall fund but creating additional costs for the fund. Because the managers periodically rebalance the fund to maintain an approximately even allocation between growth and value securities, the fund may also incur additional costs since sales of fund securities may result in higher portfolio turnover.

In any given period, either growth stocks or value stocks will generally lag the other; because the fund invests in both, it is likely to lag any fund that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors with long-term goals interested in exposure to both growth and value stocks in a single fund.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. Prior to June 11, 2001, the fund was named Kemper Value+Growth Fund and operated with a different investment strategy and a different advisor managed the growth portion of the fund. Performance would have been different if the fund's current policies and subadvisor/multi-manager arrangement had been in effect. The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did total returns would be lower.

The table shows how the performance for the fund's Class A, B and C shares compares with two broad-based market indices (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

Scudder Focus Value+Growth Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    1996       25.56
    1997       24.52
    1998       18.88
    1999       16.69
    2000       -5.56


For the periods included in the bar chart:
Best Quarter: 20.65%, Q4 1998             Worst Quarter: -12.62%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                            1 Year              5 Years        Since Inception*
--------------------------------------------------------------------------------
Class A                     -10.99               14.06               14.83
--------------------------------------------------------------------------------
Class B                      -8.73               14.37               15.13
--------------------------------------------------------------------------------
Class C                      -6.51               14.43               15.17
--------------------------------------------------------------------------------
Index 1                      -9.10               18.33               19.11
--------------------------------------------------------------------------------
Index 2                      -7.79               18.16               18.87
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Index, an unmanaged price-only index of the largest 1,000 capitalized companies that are domiciled in the United States and whose common stocks are traded there.

In 1995, 1996, 1998 and 1999, for Class A shares, and in 1995 through 1999, for Class B and C shares, total returns would have been lower in the table and the bar chart if operating expenses hadn't been reduced.

*  Since 10/16/1995. Index comparisons begin 10/31/1995.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                          Class A    Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases    5.75%      None       None
(% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                   None*     4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                      0.72%     0.72%      0.72%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                     0.25      1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                     0.33      0.38       0.35
--------------------------------------------------------------------------------
Total Annual Operating Expenses                      1.30      2.10       2.07
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.325%, 0.375% and 0.350% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $700         $963      $1,247       $2,053
--------------------------------------------------------------------------------
Class B shares                        613          938       1,329        2,039
--------------------------------------------------------------------------------
Class C shares                        310          649       1,114        2,400
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $700         $963      $1,247       $2,053
--------------------------------------------------------------------------------
Class B shares                        213          658       1,129        2,039
--------------------------------------------------------------------------------
Class C shares                        210          649       1,114        2,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 | Class A   Class B     Class C
                                   ticker symbol | SUWAX     SUWBX       SUWCX
                                     fund number | 464       664         764

  Scudder Growth and Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy


The fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The fund does not invest in securities issued by tobacco-producing companies.

In choosing stocks for the fund, the portfolio managers consider both yield and other valuation and growth factors, meaning that they focus the fund's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the fund's benchmark index, the S&P 500. The fund may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented in the fund's portfolio.

The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

--------------------------------------------------------------------------------
OTHER INVESTMENTS Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments and may not use them at all.

The managers use several strategies in seeking to reduce risk, including: (i) managing risk associated with investment in specific companies by using fundamental analysis, valuation, and by adjusting position sizes; (ii) portfolio construction emphasizing diversification, blending stocks with a variety of different attributes, including value and growth stocks; and (iii) diversifying across many sectors and industries.

The fund normally will, but is not obligated to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given industry or a particular size of a company, factors affecting that industry or size of a company could affect the value of portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, industries, companies or other matters

o to the extent that the fund invests for income, it may miss opportunities in faster-growing stocks

o        derivatives could produce disproportionate losses

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in a relatively conservative fund to provide growth and some current income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how fund performance for Class A has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads, if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class A (formerly Class R) was August 2, 1999. In the bar chart, the performance figures for Class A shares for the period prior to inception are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class for the periods prior to inception (August 2, 1999 for Class A and December 29, 2000 for Classes B and
C) are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A and B. In addition, in the table, the performance figures for Class A from August 2, 1999 through December 31, 2000 have been adjusted to reflect the current applicable sales charge of Class
A. Class S shares are offered in a different prospectus.

Scudder Growth and Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

  1991         27.81
  1992          9.27
  1993         15.27
  1994          2.32
  1995         30.82
  1996         21.84
  1997         29.95
  1998          5.78
  1999          5.18
  2000         -3.18


2001 Total Return as of September 30: -20.59%
For the periods included in the bar chart:
Best Quarter: 15.19%, Q2 1997             Worst Quarter: -13.45%, Q3 1998

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Class A                      -8.75               10.09               13.29
--------------------------------------------------------------------------------
Class B                      -6.17               10.50               13.12
--------------------------------------------------------------------------------
Class C                      -3.46               10.66               13.15
--------------------------------------------------------------------------------
Index                        -9.10               18.33               17.46
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

In both the chart and the table, total returns for 1992 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                   Class A       Class B      Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on       5.75%         None          None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)            None*        4.00%         1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.45%        0.45%         0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25         1.00          1.00
--------------------------------------------------------------------------------
Other Expenses**                              0.33         0.38          0.35
--------------------------------------------------------------------------------
Total Annual Operating Expenses               1.03         1.83          1.80
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.325%, 0.375% and 0.350% for Class A, Class B and Class C shares, respectively.

Information in the table has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                $674          $884         $1,111        $1,762
--------------------------------------------------------------------------------
Class B shares                 586           876          1,190         1,745
--------------------------------------------------------------------------------
Class C shares                 283           566            975         2,116
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                $674          $884         $1,111        $1,762
--------------------------------------------------------------------------------
Class B shares                 186           576            990         1,745
--------------------------------------------------------------------------------
Class C shares                 183           566            975         2,116
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 | Class A   Class B     Class C
                                   ticker symbol | SRHAX     SRHBX       SRHCX
                                     fund number | 120       220         320

  Scudder Research Fund

  formerly Kemper Research Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term growth of capital.

The fund normally invests at least 65% of total assets in large U.S. companies (those with market values of $1 billion or more). These investments are primarily common stocks, but may include preferred stocks and securities convertible into common stocks.

The fund invests in securities based on the top research recommendations of the investment advisor's industry research analysts and other investment specialists. In making their recommendations, the analysts and specialists look for companies that have sound finances, effective management, strong product franchises, good business prospects and established competitive positions, among other factors. These may be companies that appear to offer the potential for sustainable above-average growth of earnings or revenues as well as companies whose stock prices appear low in light of other measures of worth, such as price-to-earnings ratios.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented. Typically, the fund's sector weightings closely mirror those of the S&P 500 Index.

The fund normally will sell a stock when the managers believe its fundamental qualities have deteriorated, market conditions have changed, the company no longer qualifies as a large company or it has performed below expectations.

--------------------------------------------------------------------------------
OTHER INVESTMENTS Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund has exposure to a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

In any given period, either growth stocks or value stocks will generally lag the other; because the fund invests in both, it is likely to lag any fund that focuses on the type of stock that outperforms during that period, and may lag both.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o growth stocks may have above-average volatility or may be out of favor for certain periods

o        value stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund may be suitable for investors who are interested in a diversified long-term growth fund that focuses on the advisor's top research recommendations.

The Fund's Performance History

Although past performance isn't necessarily a sign of how a fund will do in the future, it can be valuable for an investor to know. The performance of Class A shares in the bar chart and of each class in the performance table through 12/31/2000 reflects performance for the period during which the fund was a "limited distribution" fund known as Kemper Research Fund. Because the fund did not have significant inflows of capital when it was open only to a limited group of investors, its performance during that period may have been different than if it had operated with a wider distribution. The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The bar chart doesn't reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

Scudder Research Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31                                 Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1999           29.68
2000           -9.74


2001 Total Return as of September 30: -24.11%

For the periods included in the bar chart:
Best Quarter: 24.57%, Q4 1999             Worst Quarter: -10.90%, Q4 2000

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                                1 Year         Since Inception*
--------------------------------------------------------------------------------
Class A                                         -14.93               5.05
--------------------------------------------------------------------------------
Class B                                         -12.94               5.86
--------------------------------------------------------------------------------
Class C                                         -10.49               7.27
--------------------------------------------------------------------------------
Index                                            -9.10               4.89
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

*  Since 12/31/1998. Index comparison begins 12/31/1998.

Total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                         Class A    Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On             5.75%       None       None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(% of redemption proceeds)                         None*      4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                     0.70%      0.70%      0.70%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                    0.25       1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                    0.35       0.40       0.38
--------------------------------------------------------------------------------
Total Annual Operating Expenses                     1.30       2.10       2.08
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.325%, 0.375% and 0.350% for Class A, Class B and Class C shares, respectively.

Information has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                         1 Year      3 Years       5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                   $700         $963       $1,247        $2,053
--------------------------------------------------------------------------------
Class B shares                    613          958        1,329         2,039
--------------------------------------------------------------------------------
Class C shares                    311          652        1,119         2,410
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                   $700         $963       $1,247        $2,053
--------------------------------------------------------------------------------
Class B shares                    213          658        1,129         2,039
--------------------------------------------------------------------------------
Class C shares                    211          652        1,119         2,410
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                |  Class A   Class B     Class C
                                 ticker symbol  |  KTRAX     KTRBX       KTRCX
                                   fund number  |  002       202         302

  Scudder Total Return Fund

  formerly Kemper Total Return Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk.

The fund follows a flexible investment program, investing in a mix of growth stocks and bonds.

The fund can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but the fund may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the fund's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The fund will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

--------------------------------------------------------------------------------
OTHER INVESTMENTS Normally, this fund's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the fund could invest up to 35% of total assets in junk bonds (i.e., grade BB/Ba and below).

While the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The fund may invest in bonds of any duration.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

An important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The fund is also affected by the performance of bonds, which depends primarily on interest rate risk and credit risk. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the fund's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o        growth stocks may be out of favor for certain periods

o        a bond could fall in credit quality or go into default

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors interested in asset class diversification in a single fund that invests in a mix of stocks and bonds.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compares with three broad-based market indices (which, unlike the fund, have no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is May 31, 1994. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of Class B.

Scudder Total Return Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


    1991       40.16
    1992        2.49
    1993       11.59
    1994       -9.18
    1995       25.80
    1996       16.25
    1997       19.14
    1998       15.91
    1999       14.60
    2000       -2.78


For the periods included in the bar chart:
Best Quarter: 17.08%, Q1 1991             Worst Quarter: -6.67%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Class A                      -8.37               11.01               11.93
--------------------------------------------------------------------------------
Class B                      -6.32               11.14               11.53
--------------------------------------------------------------------------------
Class C                      -3.61               11.32               11.59
--------------------------------------------------------------------------------
Index 1                      -9.10               18.33               17.46
--------------------------------------------------------------------------------
Index 2                      10.12                6.11                7.36
--------------------------------------------------------------------------------
Index 3                     -22.42               18.15               17.33
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of government and investment-grade corporate debt securities of intermediate- and long-term maturities.

Index 3: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

For more recent performance information, call your financial representative or
(800) 621-1048 or visit our Web site at www.scudder.com.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                          Class A    Class B    Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases    5.75%      None       None
(% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                   None*     4.00%      1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                      0.53%     0.53%      0.53%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                     0.25      1.00       1.00
--------------------------------------------------------------------------------
Other Expenses**                                     0.23      0.38       0.30
--------------------------------------------------------------------------------
Total Annual Operating Expenses                      1.01      1.91       1.83
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes a fixed rate administrative fee of 0.225%, 0.375% and 0.300% for Class A, Class B and Class C shares, respectively.

Information has been restated to reflect a new fixed rate administrative fee.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $672        $878       $1,101       $1,740
--------------------------------------------------------------------------------
Class B shares                        594         900        1,232        1,782
--------------------------------------------------------------------------------
Class C shares                        286         576          990        2,148
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $672        $878       $1,101       $1,740
--------------------------------------------------------------------------------
Class B shares                        194         600        1,032        1,782
--------------------------------------------------------------------------------
Class C shares                        186         576          990        2,148
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

             o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval.

             o As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the funds were not pursuing their goals.

             o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

             o Each fund's equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks.

             o Certain funds may trade securities more actively than many funds, which could mean higher expenses (thus lowering return) and higher taxable distributions.


             o The Board of each fund has the ability to terminate a fund at any time without shareholder approval.

Euro conversion

Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already well underway. The advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds


The investment advisor

The funds' investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $325 billion in assets under management.


The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year end, as a percentage of average daily net assets:


Fund Name                                              Fee Paid
---------------------------------------------------------------------
Scudder Blue Chip Fund                                 0.55%
---------------------------------------------------------------------
Scudder Focus Value+Growth Fund                        0.72%
---------------------------------------------------------------------
Scudder Growth and Income Fund                         0.45%
---------------------------------------------------------------------
Scudder Research Fund                                  0.11%*
---------------------------------------------------------------------
Scudder Total Return Fund                              0.53%
---------------------------------------------------------------------


* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Subadvisor for Scudder Focus Value+Growth Fund

Effective June 11, 2001, Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017, an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey, is the subadvisor to the growth portion of Scudder Focus Value+Growth Fund. Jennison was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2000, Jennison managed approximately $80.9 billion on behalf of its clients.

Zurich Scudder Investments, Inc. pays a fee to Jennison Associates LLC for acting as subadvisor to Scudder Focus Value+Growth Fund at an annual rate based on the average combined daily net assets of the fund and SVS Focus Value+Growth Portfolio (another fund managed by Zurich Scudder Investments, Inc.). The fee is calculated as follows:

Average Combined Daily Net Assets                      Fee Rate
---------------------------------------------------------------------
$0-$100 million                                         0.450%
---------------------------------------------------------------------
$100 million-$500 million                               0.400%
---------------------------------------------------------------------
$500 million-$1 billion                                 0.350%
---------------------------------------------------------------------
$1 billion-$2 billion                                   0.300%
---------------------------------------------------------------------
Over $2 billion                                         0.250%
---------------------------------------------------------------------

The portfolio managers


The following people handle the day-to-day management of each fund in this prospectus.

Scudder Blue Chip Fund                    Scudder Research Fund

  Tracy McCormick                           Joann M. Barry
  Lead Portfolio Manager                    Lead Portfolio Manager
   o Began investment career in 1980         o Began investment career in 1988
   o Joined the advisor in 1994              o Joined the advisor in 1995
   o Joined the fund team in 1994            o Joined the fund team in 1999

  Gary A. Langbaum                          Anne T. Carney
   o Began investment career in 1970         o Began investment career in 1988
   o Joined the advisor in 1988              o Joined the advisor in 1992
   o Joined the fund team in 1998            o Joined the fund team in 2000

Scudder Focus Value+Growth Fund           Scudder Total Return Fund

  Lois Roman                                Gary A. Langbaum
  Lead Portfolio Manager                    Lead Portfolio Manager
   o Began investment career in 1988         o Began investment career in 1970
   o Joined the advisor in 1994              o Joined the advisor in 1988
   o Joined the fund team in 2001            o Joined the fund team in 1995

  Jonathan Lee                              Robert S. Cessine
   o Began investment career in 1985         o Began investment career in 1982
   o Joined the advisor in 1991              o Joined the advisor in 1993
   o Joined the fund team in 2001            o Joined the fund team in 1999
  Jennison Associates LLC is the
  subadvisor to the growth portion of       Tracy McCormick
  the fund. The following people handle      o Began investment career in 1980
  the day-to-day management:                 o Joined the advisor in 1994
                                             o Joined the fund team in 1998


  Spiros Segalas                            Richard Scargill
   o Began investment career in 1960         o Began investment career in 1996
   o Joined the subadvisor in 1969           o Joined the advisor in 1990
   o Joined the fund team in 2001            o Joined the fund team in 2001


  Kathleen McCarragher
   o Began investment career in 1982
   o Joined the subadvisor in 1998
   o Joined the fund team in 2001

Scudder Growth and Income Fund

  Kathleen T. Millard
  Lead Portfolio Manager
   o Began investment career in 1983
   o Joined the advisor in 1991
   o Joined the fund team in 1991

  Gregory S. Adams
   o Began investment career in 1987
   o Joined the advisor in 1999
   o Joined the fund team in 1999

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder Blue Chip Fund, Scudder Focus Value+Growth Fund, Scudder Research Fund and Scudder Total Return Fund has been audited by Ernst & Young LLP, independent auditors, and the information for Scudder Growth and Income Fund has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).

Scudder Blue Chip Fund -- Class A

--------------------------------------------------------------------------------
Years ended October 31,                2000     1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period  $20.76   $16.61   $17.68   $17.14   $14.87
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)    (.03)      .02      .11      .18      .22
--------------------------------------------------------------------------------
  Net realized and unrealized gain     1.78     4.55     1.17     3.70     3.45
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations     1.75     4.57     1.28     3.88     3.67
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  --       --    (.16)    (.21)    (.20)
--------------------------------------------------------------------------------
  Net realized gain on investment     (.75)    (.42)   (2.19)   (3.13)   (1.20)
  transactions
--------------------------------------------------------------------------------
  Total distributions                 (.75)    (.42)   (2.35)   (3.34)   (1.40)
--------------------------------------------------------------------------------
Net asset value, end of period        $21.76   $20.76   $16.61   $17.68   $17.14
--------------------------------------------------------------------------------
Total return (%) (b)                   8.51    27.96     7.80    26.78    26.72
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period            650,881  547,027  378,450  307,726  198,968
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.17     1.19     1.29     1.19     1.26
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         1.16     1.19     1.29     1.19     1.26
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            (.14)      .13      .62     1.07     1.40
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              89       75      157      183      166
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Scudder Blue Chip Fund -- Class B

--------------------------------------------------------------------------------
Years ended October 31,                2000     1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period  $20.50   $16.55   $17.61   $17.09   $14.82
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)    (.20)    (.14)    (.03)      .04      .10
--------------------------------------------------------------------------------
  Net realized and unrealized gain     1.75     4.51     1.17     3.67     3.45
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations     1.55     4.37     1.14     3.71     3.55
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  --       --    (.01)    (.06)    (.08)
--------------------------------------------------------------------------------
  Net realized gain on investment     (.75)    (.42)   (2.19)   (3.13)   (1.20)
  transactions
--------------------------------------------------------------------------------
  Total distributions                 (.75)    (.42)   (2.20)   (3.19)   (1.28)
--------------------------------------------------------------------------------
Net asset value, end of period        $21.30   $20.50   $16.55   $17.61   $17.09
--------------------------------------------------------------------------------
Total return (%) (b)                   7.62    26.83     6.96    25.62    25.82
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period            453,924  314,154  174,475  123,449  54,085
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.98     2.07     2.10     2.06     2.08
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         1.97     2.07     2.10     2.06     2.08
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            (.95)    (.75)    (.19)      .20      .58
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              89       75      157      183      166
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Scudder Blue Chip Fund -- Class C

--------------------------------------------------------------------------------
Years ended October 31,                2000     1999     1998     1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period  $20.64   $16.65   $17.69   $17.15   $14.88
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)    (.20)    (.13)    (.01)      .03      .10
--------------------------------------------------------------------------------
  Net realized and unrealized gain     1.78     4.54     1.18     3.71     3.45
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations     1.58     4.41     1.17     3.74     3.55
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  --       --    (.02)    (.07)    (.08)
--------------------------------------------------------------------------------
  Net realized gain on investment     (.75)    (.42)   (2.19)   (3.13)   (1.20)
  transactions
--------------------------------------------------------------------------------
  Total distributions                 (.75)    (.42)   (2.21)   (3.20)   (1.28)
--------------------------------------------------------------------------------
Net asset value, end of period        $21.47   $20.64   $16.65   $17.69   $17.15
--------------------------------------------------------------------------------
Total return (%) (b)                   7.72    26.91     7.08    25.71    25.75
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period            75,076   44,158   22,745   10,609    3,105
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                         1.93     1.98     2.03     2.00     2.05
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                         1.93     1.97     2.03     2.00     2.05
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            (.91)    (.65)    (.12)      .26      .61
--------------------------------------------------------------------------------
Portfolio turnover rate (%)              89       75      157      183      166
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Scudder Focus Value+Growth Fund -- Class A

--------------------------------------------------------------------------------
Year Ended November 30,               2000      1999      1998    1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning           $18.30    $15.82    $14.62  $12.95   $10.02
of period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)      (.03)(a)  .03(a)       .01      .02     .05
--------------------------------------------------------------------------------
  Net realized and unrealized gain     .04      2.68      1.69     2.48    2.88
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations     .01      2.71      1.70     2.50    2.93
--------------------------------------------------------------------------------
Less distributions from:            (2.24)     (.23)     (.50)    (.83)      --
  Net realized gains on
  investment transactions
--------------------------------------------------------------------------------
  Total distributions               (2.24)     (.23)     (.50)    (.83)      --
--------------------------------------------------------------------------------
Net asset value, end of period      $16.07    $18.30    $15.82   $14.62  $12.95
--------------------------------------------------------------------------------
Total return (%) (c)                (.96)    17.42(b)   12.06    20.83  29.24(b)
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets at end of period         76,372    89,662    76,705   52,059  20,432
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                      1.51(d)     1.42      1.42     1.41    1.59
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      1.50(d)     1.41      1.42     1.41    1.47
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                           (.16)     (.15)       .22      .35     .43
--------------------------------------------------------------------------------
Portfolio turnover rate (%)             43       105        92       56      82
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c)      Total return does not reflect the effect of sales charges.

(d) The ratio of operating expenses excluding costs incurred in connection with the reorganization before expense reductions was 1.48%, and after expense reductions was 1.47% for Class A.

Scudder Focus Value+Growth Fund -- Class B

--------------------------------------------------------------------------------
Year ended November 30,        2000       1999       1998      1997       1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning    $17.68     $15.40     $14.37    $12.83     $10.02
of period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
  (loss)                    (.16)(a)   (.10)(a)    (.07)     (.07)      (.04)
--------------------------------------------------------------------------------
  Net realized and             .05       2.61       1.60      2.44       2.85
  unrealized gain (loss)
  on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment      (.11)       2.51       1.53      2.37       2.81
  operations
--------------------------------------------------------------------------------
Less distributions from:    (2.24)      (.23)      (.50)     (.83)         --
  Net realized gains on
  investment transactions
--------------------------------------------------------------------------------
  Total distributions       (2.24)      (.23)      (.50)     (.83)         --
--------------------------------------------------------------------------------
Net asset value, end          $15.33     $17.68     $15.40    $14.37     $12.83
of period
--------------------------------------------------------------------------------
Total return (%) (c)        (1.75)     16.58(b)   11.06(b)  19.96(b)   28.04(b)
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets at end of year   67,893     74,352     62,287    42,888     17,617
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)      2.35(d)      2.31       2.38      2.32       2.44
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)      2.34(d)      2.19       2.27      2.27       2.27
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            (.99)      (.93)      (.63)     (.51)      (.37)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)     43        105         92        56         82
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c)      Total return does not reflect the effect of sales charges.

(d) The ratio of operating expenses excluding costs incurred in connection with the reorganization before expense reductions was 2.30%, and after expense reductions was 2.29% for Class B.

Scudder Focus Value+Growth Fund -- Class C

--------------------------------------------------------------------------------
Year ended November 30,             2000      1999      1998      1997     1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning        $17.68    $15.40    $14.37    $12.84    $10.01
of period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)   (.20)(a)  (.11)(a)   (.04)     (.05)     (.04)
--------------------------------------------------------------------------------
  Net realized and unrealized       .06      2.62      1.57      2.41      2.87
  gain on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment           (.14)      2.51      1.53      2.36      2.83
  operations
--------------------------------------------------------------------------------
Less distributions from:         (2.24)     (.23)     (.50)     (.83)        --
  Net realized gains on
  investment transactions
--------------------------------------------------------------------------------
Total distributions              (2.24)     (.23)     (.50)     (.83)        --
--------------------------------------------------------------------------------
Net asset value, end of period    $15.30    $17.68    $15.40    $14.37    $12.84
--------------------------------------------------------------------------------
Total return (%) (c)             (1.94)    16.58(b) 11.06(b)  19.86(b)  28.27(b)
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets at end of year        10,946     9,379     5,799     2,794     1,043
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                   2.56(d)     2.68      2.16      2.15      2.22
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                   2.55(d)     2.14      2.16      2.15      2.22
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                       (1.17)     (.88)     (.52)     (.39)     (.32)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          43       105        92        56        82
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c)      Total return does not reflect the effect of sales charges.

(d) The ratio of operating expenses excluding costs incurred in connection with the reorganization before expense reductions was 2.50% and after expense reductions was 2.49% for Class C.

Scudder Growth and Income Fund -- Class A^(a)

--------------------------------------------------------------------------------
 Years Ended September 30,                             2001^b   2000^c    1999^d
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $26.86    $26.65   $28.16
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^e                        .11     (.03)      .09
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         (6.31)       .46    (.76)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   (6.20)       .43    (.67)
--------------------------------------------------------------------------------
Less distributions from:                              (.11)     (.02)    (.22)
  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on investment transactions      (1.56)     (.20)    (.62)
--------------------------------------------------------------------------------
  Total distributions                                (1.67)     (.22)    (.84)
--------------------------------------------------------------------------------
Net asset value, end of period                       $18.99    $26.86   $26.65
--------------------------------------------------------------------------------
Total Return (%)^f                                   (24.34)   1.62**   (2.31)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   23         8        6
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.02    1.62^g*   1.34*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .45    (.12)*     .98*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              57       55*       70
--------------------------------------------------------------------------------

^a On December 29, 2000, Class R Shares were redesignated as Class A.

^b For the year ended September 30, 2001.

^c For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.

^d For the period from August 2, 1999 (commencement of sales of Class R Shares) to December 31, 1999.

^e Based on average shares outstanding during the period.

^f Total return does not reflect the effect of sales charges.

^g The ratio of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 was 1.60%.

*  Annualized

** Not annualized

Scudder Growth and Income Fund -- Class B

--------------------------------------------------------------------------------
 Year Ended September 30,                                                2001^a^
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $24.04
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (5.00)
--------------------------------------------------------------------------------
  Total from investment operations                                      (5.06)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.02)
--------------------------------------------------------------------------------
  Total distributions                                                    (.02)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $18.96
--------------------------------------------------------------------------------
Total Return (%)^c                                                     (21.03)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      13
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.83*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.39)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 57
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class B shares) to September 30, 2001.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of sales charges.

*  Annualized

** Not annualized

Scudder Growth and Income Fund -- Class C

--------------------------------------------------------------------------------
 Year Ended September 30,                                                 2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $24.04
--------------------------------------------------------------------------------
Income (loss) from investment operations:                                (.06)
  Net investment income (loss)^b
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (4.99)
--------------------------------------------------------------------------------
  Total from investment operations                                      (5.05)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.02)
--------------------------------------------------------------------------------
  Total distributions                                                    (.02)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $18.97
--------------------------------------------------------------------------------
Total Return (%)^c                                                     (21.03)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       4
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.80*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.36)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 57
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class C shares) to September 30, 2001.

^b Based on average shares outstanding during the period.

^c Total return does not reflect the effect of sales charges.

*  Annualized

** Not annualized

Scudder Research Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended August 31,                                 2001     2000     1999^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $13.31    $10.12   $ 9.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (0.04)    (0.07)   (0.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         (3.84)      3.26     0.63
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   (3.88)      3.19     0.62
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions      (0.97)        --       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 8.46    $13.31   $10.12
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                (30.43)    31.52   6.53**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)               1,149     1,553    1,083
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      4.49^e      3.80    2.33*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.59^e      1.49    1.48*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (0.43)    (0.56)   (0.08)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             100       101      78*
--------------------------------------------------------------------------------

^a For the period from December 31, 1998 (commencement of operations) to August
   31, 1999.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

^d Total return does not reflect the effect of any sales charges.

^e The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 4.34% and 1.47%, respectively.

*  Annualized

** Not annualized

Scudder Research Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended August 31,                                 2001     2000     1999^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $13.12    $10.06   $ 9.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (0.12)    (0.16)   (0.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         (3.77)      3.22     0.63
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   (3.89)      3.06     0.56
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions      (0.97)        --       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 8.26    $13.12   $10.06
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                (30.99)    30.42   5.89**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)               1,050     1,381    1,059
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      5.31^e      4.51    3.27*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       2.36^e      2.30    2.42*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.20)    (1.37)   (1.02)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             100       101      78*
--------------------------------------------------------------------------------

^a For the period from December 31, 1998 (commencement of operations) to August
   31, 1999.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

^d Total return does not reflect the effect of any sales charges.

^e The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 5.15% and 2.24%, respectively.

*  Annualized

** Not annualized

Scudder Research Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended August 31,                                 2001     2000     1999^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $13.12    $10.06   $ 9.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                     (0.12)    (0.16)   (0.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on         (3.76)      3.22     0.63
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   (3.88)      3.06     0.56
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions      (0.97)        --       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 8.27    $13.12   $10.06
--------------------------------------------------------------------------------
Total Return (%)^c,^d                                (30.90)    30.42   5.89**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                 964     1,381    1,059
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      5.20^e      4.51    3.27*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       2.36^e      2.31    2.42*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.21)    (1.37)   (1.02)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             100       101      78*
--------------------------------------------------------------------------------

^a For the period from December 31, 1998 (commencement of operations) to August
   31, 1999.

^b Based on average shares outstanding during the period.

^c Total return would have been lower had certain expenses not been reduced.

^d Total return does not reflect the effect of any sales charges.

^e The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 5.04% and 2.24%, respectively.

*  Annualized

** Not annualized

Scudder Total Return Fund -- Class A

--------------------------------------------------------------------------------
Year ended October 31,        2000       1999       1998       1997       1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value,            $11.35      $10.54     $11.34     $11.28    $10.60
beginning of period
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income
  (loss)                  .26(a)      .30(a)        .29        .31       .28
--------------------------------------------------------------------------------
  Net realized and           .47        1.50        .77       1.57      1.24
  unrealized gain (loss)
  on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment      .73        1.80       1.06       1.88      1.52
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income    (.28)       (.31)      (.31)      (.33)     (.34)
--------------------------------------------------------------------------------
  Net realized gains on    (.46)       (.68)     (1.55)     (1.49)     (.50)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions      (.74)       (.99)     (1.86)     (1.82)     (.84)
--------------------------------------------------------------------------------
Net asset value, end of     $11.34      $11.35     $10.54     $11.34    $11.28
period
--------------------------------------------------------------------------------
Total return (%) (b)        6.52       17.91      10.47      18.95     15.34
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period  2,861,856   2,884,634  2,406,414  2,079,560 1,865,933
($ thousands)
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)      1.02        1.02       1.01       1.01      1.05
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)      1.01        1.02       1.01       1.01      1.05
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)           2.29        2.71       2.75       2.92      2.76
--------------------------------------------------------------------------------
Portfolio turnover rate       95          64         80        122        85
(%)
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Scudder Total Return Fund -- Class B

--------------------------------------------------------------------------------
Year ended October 31,        2000       1999       1998       1997       1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value,            $11.34      $10.52     $11.33     $11.27    $10.59
beginning of period
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income
  (loss)                  .16(a)      .19(a)        .19        .22       .19
--------------------------------------------------------------------------------
  Net realized and           .46        1.50        .75       1.55      1.23
  unrealized gain (loss)
  on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment      .62        1.69        .94       1.77      1.42
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income    (.16)       (.19)      (.20)      (.22)     (.24)
--------------------------------------------------------------------------------
  Net realized gains on    (.46)       (.68)     (1.55)     (1.49)     (.50)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions      (.62)       (.87)     (1.75)     (1.71)     (.74)
--------------------------------------------------------------------------------
Net asset value, end        $11.34      $11.34     $10.52     $11.33    $11.27
of period
--------------------------------------------------------------------------------
Total return (%) (b)        5.58       16.76       9.30      17.86     14.28
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)          556,449     744,232    877,077    1,132,158 1,132,718
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)      1.91        2.03       2.01       1.95      1.99
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)      1.90        2.03       2.01       1.95      1.99
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)           1.40        1.70       1.75       1.98      1.82
--------------------------------------------------------------------------------
Portfolio turnover rate       95          64         80        122        85
(%)
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

Scudder Total Return Fund -- Class C

--------------------------------------------------------------------------------
Year ended October 31,        2000       1999       1998       1997       1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value,            $11.32      $10.54     $11.34     $11.28    $10.61
beginning of period
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income
  (loss)                  .16(a)      .20(a)        .20        .22       .20
--------------------------------------------------------------------------------
  Net realized and           .47        1.48        .77       1.56      1.22
  unrealized gain (loss)
  on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment      .63        1.68        .97       1.78      1.42
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income    (.18)       (.22)      (.22)      (.23)     (.25)
--------------------------------------------------------------------------------
  Net realized gains on    (.46)       (.68)     (1.55)     (1.49)     (.50)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions      (.64)       (.90)     (1.77)     (1.72)     (.75)
--------------------------------------------------------------------------------
Net asset value, end of     $11.31      $11.32     $10.54     $11.34    $11.28
period
--------------------------------------------------------------------------------
Total return (%) (b)        5.63       16.64       9.50      17.92     14.31
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period 61,069      42,841     25,681     17,472    11,067
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)      1.87        1.89       1.90       1.90      1.89
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)      1.86        1.89       1.90       1.90      1.89
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)           1.44        1.84       1.86       2.03      1.92
--------------------------------------------------------------------------------
Portfolio turnover rate       95          64         80        122        85
(%)
--------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      Total return does not reflect the effect of sales charges.

  How to Invest in the Funds


  The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

  The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

  You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

Offered in this prospectus are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.



----------------------------------------------------------------------------------

Classes and features                      Points to help you compare
----------------------------------------------------------------------------------

Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o 0.25% annual service fee                  Class C
----------------------------------------------------------------------------------

Class B

o No charges when you buy shares          o  The deferred sales charge rate falls
                                             to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A six years after purchase,
                                            which means lower annual expenses
o 1.00% annual distribution/service fee     going forward
----------------------------------------------------------------------------------

Class C

o No charges when you buy shares          o  The deferred sales charge rate is
                                             lower, but your shares never convert
o Deferred sales charge of 1.00%,            to Class A, so annual expenses
  charged when you sell shares you           remain higher
  bought within the last year

o 1.00% annual distribution/service fee
----------------------------------------------------------------------------------

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

                        Sales charge as a    Sales charge as a % of
Your investment        % of offering price     your net investment
---------------------------------------------------------------------
Up to $50,000                  5.75                   6.10
---------------------------------------------------------------------
$50,000-$99,999                4.50                   4.71
---------------------------------------------------------------------
$100,000-$249,999              3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999              2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999              2.00                   2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The funds may waive the sales charges for investors in other situations as well. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------
First year                                     4.00%
---------------------------------------------------------------------
Second or third year                            3.00
---------------------------------------------------------------------
Fourth or fifth year                            2.00
---------------------------------------------------------------------
Sixth year                                      1.00
---------------------------------------------------------------------
Seventh year and later              None (automatic conversion to
                                              Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares            CDSC on shares you sell
---------------------------------------------------------------------
First year                                       1.00%
---------------------------------------------------------------------
Second year and later                            None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

----------------------------------------------------------------------------------
First investment                          Additional investments
----------------------------------------------------------------------------------

$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
----------------------------------------------------------------------------------

Through a financial representative

o Contact your representative using the   o  Contact your representative using
  method that's most convenient for you      the method that's most convenient
                                             for you
----------------------------------------------------------------------------------

By mail or express mail (see below)

o Fill out and sign an application        o  Send a check made out to "Scudder
                                             Funds" and a Scudder investment slip
o Send it to us at the appropriate           to us at the appropriate address
  address, along with an investment          below
  check
                                          o  If you don't have an investment
                                             slip, simply include a letter with
                                             your name, account number, the full
                                             name of the fund and the share class
                                             and your investment instructions
----------------------------------------------------------------------------------

By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------

By phone

--                                        o Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------

With an automatic investment plan

--                                        o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048 (minimum $50)
----------------------------------------------------------------------------------

On the Internet

--                                        o Go to www.scudder.com and register

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  Regular mail:

  First Investment: Scudder Investments, PO Box 219356, Kansas City, MO
  64121-9356
  Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

  Express, registered or certified mail:
  Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: (800) 821-6234 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.


----------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
----------------------------------------------------------------------------------

$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 53
existing accounts
----------------------------------------------------------------------------------

Through a financial representative

o Contact your representative by the     o  Contact your representative by the
  method that's most convenient for you     method that's most convenient for you
----------------------------------------------------------------------------------

By phone or wire

o Call (800) 621-1048 for instructions   o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------

By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number     o  the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares  o  the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you     o  your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your accounto  a daytime telephone number

o a daytime telephone number
----------------------------------------------------------------------------------

With an automatic exchange plan

o To set up regular exchanges from a     --
  fund account, call (800) 621-1048
----------------------------------------------------------------------------------

With an automatic withdrawal plan

--                                       o  To set up regular cash payments from
                                            a fund account, call (800) 621-1048
----------------------------------------------------------------------------------

On the Internet

o Go to www.scudder.com and register     --

o Follow the instructions for making
  on-line exchanges
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. Certain funds have other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 10% per year of the net asset value of the account

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors that the dealer waives the applicable commission

o for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Shareholder Services can answer your questions and help you determine if you are eligible.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each share class, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing a Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class uses the following equation:

 TOTAL ASSETS - TOTAL LIABILITIES
----------------------------------- = NAV
TOTAL NUMBER OF SHARES OUTSTANDING

For each share class, the price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from the last quoted market prices.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts, if you have an automatic investment plan or in any case where a fall in share price created the low balance

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; Scudder Growth and Income Fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund has a regular schedule for paying out any earnings to shareholders.

Income for Scudder Growth and Income Fund and Scudder Total Return Fund is declared and paid quarterly in March, June, September and December. Long-term and short-term capital gains for Scudder Growth and Income Fund and Scudder Total Return Fund are paid in December. Scudder Blue Chip Fund, Scudder Focus Value+Growth Fund, and Scudder Research Fund each intend to pay dividends and distributions to its shareholders in December. If necessary, all funds may distribute at other times as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from the fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

 Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of each fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including a fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

         Scudder Investments                       SEC
         ----------------------------------------------------------------

         222 South Riverside Plaza                 Public Reference Section
         Chicago, IL 60606-5808                    Washington, D.C. 20549-0102
         www.scudder.com                           www.sec.gov
         (800) 621-1048                            (202) 942-8090


         SEC File Numbers                          SEC File Numbers
         ----------------------------------------------------------------
         Scudder Blue Chip Fund                    811-5357
         Scudder Focus Value+Growth Fund           811-7331
         Scudder Growth and Income                 811-43
         Scudder Research Fund                     811-09057
         Scudder Total Return Fund                 811-1236




         Distributor
         Scudder Distributors, Inc.
         222 South Riverside Plaza Chicago, IL 60606-5808 www.scudder.com e-mail info@scudder.com
         Tel (800) 621-1048

         SCUDDER
         INVESTMENTS

                                                                     SCUDDER
                                                                     INVESTMENTS

                             Core/Large Cap Funds II
                             Class AARP and Class S Shares

Prospectus


--------------------------------------------------------------------------------
                             January 1, 2002
--------------------------------------------------------------------------------


                             Scudder Growth and Income Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                      How to Invest in the Fund

     4  The Fund's Main Investment          13  How to Buy, Sell and
         Strategy                               Exchange Class AARP Shares

     5  The Main Risks of Investing         15  How to Buy, Sell and
        in the Fund                             Exchange Class S Shares

     6  The Fund's Performance              17  Policies You Should Know
        History                                 About

     7  How Much Investors Pay              22  Understanding Distributions
                                                and Taxes
     8  Other Policies and Risks

     9  Who Manages and Oversees
        the Fund

    10  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal, and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

This prospectus offers two classes of shares. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

--------------------------------------------------------------------------------
                                                           Class AARP    Class S
                                         ticker symbol     ACDGX          SCDGX
                                           fund number     164            064

Scudder Growth and Income Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. The fund invests at least 65% of total assets in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The fund does not invest in securities issued by tobacco-producing companies.

In choosing stocks for the fund, the portfolio managers consider both yield and other valuation and growth factors, meaning that they focus the fund's investments on securities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the fund's benchmark index, the S&P 500. The fund may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented in the fund's portfolio.

The managers use analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks. Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments and may not use them at all.

The managers use several strategies in seeking to reduce risk, including: (i) managing risk associated with investment in specific companies by using fundamental analysis, valuation, and by adjusting position sizes; (ii) portfolio construction emphasizing diversification, blending stocks with a variety of different attributes, including value and growth stocks; and (iii) diversifying across many sectors and industries.

The fund normally will, but is not obligated to, sell a stock if its yield or growth prospects are expected to be below the benchmark average. It may also sell a stock when it reaches a target price or when the managers believe other investments offer better opportunities.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given industry or a particular size of a company, factors affecting that industry or size of a company could affect the value of portfolio securities. For example, a rise in unemployment could hurt manufacturers of consumer goods, and large company stocks at times may not perform as well as stocks of smaller companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, industries, companies or other matters

o to the extent that the fund invests for income, it may miss opportunities in faster-growing stocks

o    derivatives could produce disproportionate losses

o the fund's risk management strategies could make long-term performance somewhat lower than it would have been without these strategies

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors interested in a relatively conservative fund to provide growth and some current income.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns for the fund's Class S shares and a broad based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index vary over time. All figures on this page assume reinvestment of dividends and distributions.


Scudder Growth and Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                     Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1991       28.16
1992        9.57
1993       15.59
1994        2.60
1995       31.18
1996       22.18
1997       30.31
1998        6.07
1999        6.15
2000       -2.44

2001 Total Return as of September 30: -20.43%

For the periods included in the bar chart:
Best Quarter: 15.26%, Q2 1997             Worst Quarter: -13.39%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                      1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
Fund -- Class S*                      -2.44           11.83           14.34
--------------------------------------------------------------------------------
Index                                 -9.10           18.33           17.46
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

In both the chart and the table, total returns for 1992 would have been lower if operating expenses hadn't been reduced.

* Performance for Class AARP shares is not provided because this class does not have a full calendar year of performance.

How Much Investors Pay

This fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                   None
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         0.45%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       None
--------------------------------------------------------------------------------
Other Expenses*                                                         0.30
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.75
--------------------------------------------------------------------------------

* Includes a fixed rate administrative fee of 0.30%.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                     1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Class AARP/S shares           $77          $240           $417          $930
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security, based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund


The investment advisor

The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $325 billion in assets under management.


The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.


The advisor receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in management fees was 0.45% of its average daily net assets.


AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

The following people handle the day-to-day management of the fund.

Kathleen T. Millard                 Gregory S. Adams
Lead Portfolio Manager               o Began investment career
 o Began investment career in          in 1987
   1983                              o Joined the advisor in 1999
 o Joined the advisor in 1991        o Joined the fund team in 1999
 o Joined the fund team in 1991

Financial Highlights


These tables are designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).


Scudder Growth and Income Fund-- Class AARP

--------------------------------------------------------------------------------
Year Ended September 30,                                     2001^a    2000^b
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $27.01    $27.09
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                .17       .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                (6.36)     (.06)
--------------------------------------------------------------------------------
  Total from investment operations                            (6.19)     (.05)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                        (.18)     (.03)
--------------------------------------------------------------------------------
  Net realized gains on investment transactions               (1.56)       --
--------------------------------------------------------------------------------
  Total distributions                                         (1.74)     (.03)
--------------------------------------------------------------------------------
Net asset value, end of period                                $19.08   $27.01
--------------------------------------------------------------------------------
Total Return (%)                                              (24.15)    (.18)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         3,416    5,353
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            .76      .75*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .71      .04**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       57       55*
--------------------------------------------------------------------------------

^a  For the year ended September 30, 2001.

^b For the period from August 14, 2000 (commencement of sales of Class AARP shares) to September 30, 2000.

^c   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Scudder Growth and Income Fund -- Class S


--------------------------------------------------------------------------------
Years Ended September 30,      2001^a   2000^b   1999^c   1998^c  1997^c  1996^c
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                          $27.02   $26.69   $26.31  $27.33  $23.23  $20.23
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^d  .17      .13      .48     .62     .62     .60
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (6.36)      .51     1.11    1.06    6.26    3.84
--------------------------------------------------------------------------------
  Total from investment
  operations                    (6.19)      .64     1.59    1.68    6.88    4.44
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.19)    (.11)    (.51)   (.61)   (.58)   (.57)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions       (1.56)    (.20)    (.70)  (2.09)  (2.20)   (.87)
--------------------------------------------------------------------------------
  Total distributions           (1.75)    (.31)   (1.21)  (2.70)  (2.78)  (1.44)
--------------------------------------------------------------------------------
Net asset value, end of period  $19.08   $27.02   $26.69  $26.31  $27.33  $23.23
--------------------------------------------------------------------------------
Total Return (%)                (24.14)  2.32**     6.15    6.07   30.31   22.18
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     3,434    5,834    6,765   7,582   6,834   4,186
--------------------------------------------------------------------------------
Ratio of expenses (%)              .76    .86e*      .80     .74     .76     .78
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         .71      64*     1.76    2.20    2.31    2.77
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         57      55*       70      41      22      27
--------------------------------------------------------------------------------

^a   For the year ended September 30, 2001.

^b For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.

^c   For the year ended December 31.

^d   Based on average shares outstanding during the period.

^e The ratio of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 was .84%.

*    Annualized

**   Not annualized

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

As noted earlier, there are two classes of shares of the fund available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The AARP Investment Program."


--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $50 minimum for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 minimum with an Automatic
                                          Investment Plan, Payroll Deduction or
                                          Direct Deposit
--------------------------------------------------------------------------------
By mail or express mail (see below)

o For enrollment forms, call             Send a personalized investment slip or
  1-800-253-2277                         short note that includes:

o Fill out and sign an enrollment form   o fund and class name

o Send it to us at the appropriate       o  account number
  address, along with an investment
  check                                  o  check payable to "The AARP
                                            Investment Program"

--------------------------------------------------------------------------------
By wire

o Call 1-800-253-2277 for instructions   o  Call 1-800-253-2277 for instructions
                                            (minimum $50)
--------------------------------------------------------------------------------
By phone

--                                       o  Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information required on    o To set up regular investments from a
  your enrollment form and include a       bank checking account,
  call voided check                        1-800-253-2277 (minimum $50)
--------------------------------------------------------------------------------
Payroll Deduction or Direct Deposit

o Select either of these options on your o Once you specify a dollar amount
  enrollment form and submit it. You       (minimum $50), investments are
  will receive further instructions by     automatic.
  mail.
--------------------------------------------------------------------------------
Using QuickBuy

--                                       o Call 1-800-253-2277 to speak to a
                                           representative

                                         o or, to use QuickBuy on the
                                           Easy-Access Line, call
                                           1-800-631-4636 and follow the
                                           instructions on how to purchase
                                           shares

--------------------------------------------------------------------------------
On the Internet

o Go to "services and forms-- How to     o  Call 1-800-253-2277 to ensure you
  open an account" at aarp.scudder.com      have electronic services

o Print out a prospectus and an          o  Register at aarp.scudder.com
  enrollment form
                                         o  Follow the instructions for buying
o Complete and return the enrollment        shares with money from your bank
  form with your check                      account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Regular mail: The AARP Investment Program,
First investment: PO Box 219735, Kansas City, MO 64121-9735

Additional investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:
The AARP Investment Program, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$1,000 or more to open a new account      Some transactions, including most for
($500 or more for IRAs)                   over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         19
existing accounts
--------------------------------------------------------------------------------

By phone

o Call 1-800-253-2277 for instructions   o  Call 1-800-253-2277 for instructions
--------------------------------------------------------------------------------
Using Easy-Access Line

o Call 1-800- 631-4636 and follow the    o  Call 1-800-631-4636 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:        Your instructions should include:

o your account number                    o your account number

o names of the funds, class and number   o names of the funds, class and number
  of shares or dollar amount you want to   of shares or dollar amount you want
  exchange to redeem
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                       o To set up regular cash payments from
                                           an account, call 1-800-253-2277
--------------------------------------------------------------------------------
Using QuickSell

--                                       o Call 1-800-253-2277
--------------------------------------------------------------------------------
On the Internet

o  Register at aarp.scudder.com          --

o Go to "services and forms"

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 To reach us:
                o  Web site aarp.scudder.com

                o  Program representatives 1-800-253-2277, M-F, 8 a.m. - 7 p.m.
                   EST

                o  Confidential fax line 1-800-821-6234, always open

                o  TDD line 1-800-634-9454, M-F, 9 a.m. - 5 p.m. EST

 Class AARP     o  AARP Lump Sum Service For planning and setting up a lump
 Services          sum distribution.

                o AARP Legacy Service For organizing financial documents and planning the orderly transfer of assets to heirs

                o AARP Goal Setting and Asset Allocation Service For allocating assets and measuring investment progress

                o  For more information, please call 1-800-253-2277.

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$2,500 or more for regular accounts      $50 or more for regular accounts and
                                         IRA accounts
$1,000 or more for IRAs
                                         $50 or more with an Automatic
                                         Investment Plan
--------------------------------------------------------------------------------

By mail or express mail (see below)
                                         Send a Scudder investment slip or
o Fill out and sign an application       short note that includes:

o Send it to us at the appropriate       o  fund and class name
  address, along with an investment
  check                                  o  account number

                                         o  check payable to "The Scudder Funds"
--------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions    o  Call 1-800-SCUDDER for instructions
                                            (minimum $50)
--------------------------------------------------------------------------------
By phone

--                                       o  Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your        o  To set up regular investments from a
  application and include a voided          bank checking account, call
  check                                     1-800-SCUDDER (minimum $50)
--------------------------------------------------------------------------------
Using QuickBuy

--                                       o  Call 1-800-SCUDDER to speak to a
                                            representative

                                         o  or, to use QuickBuy on SAIL, call
                                            1-800-343-2890 and follow the
                                            instructions on how to purchase
                                            shares
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at            o  Call 1-800-SCUDDER to ensure you
  myScudder.com                             have electronic services

o Print out a prospectus and a new       o  Register at myScudder.com
  account application
                                         o  Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Regular mail:
First investment: Scudder Investments, PO Box 219669, Kansas City, MO
64121-9669

Additional investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$50 or more for exchanges between         19
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions    o  Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the     o  Call 1-800-343-2890 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class, and account number    o  the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares  o  the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you     o  your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s), and
  address, as they appear on your        o  a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                       o  To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickSell

--                                       o  Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o  Register at myScudder.com             o  Register at myScudder.com

o Follow the instructions for making     o  Follow the instructions for making
  on-line exchanges                         on-line redemptions
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class AARP and Class S shares. The fund has other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class
AARP) or 1-800-SCUDDER (Class S).
Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.


--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 8 a.m. and 7 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP shares
---------------------------------------------------------------------
Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636
---------------------------------------------------------------------

For Class S shares
---------------------------------------------------------------------
Call SAIL(TM), the Scudder Automated Information Line, at
1-800-343-2890
---------------------------------------------------------------------

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the fund calculates share price

For each share class, the price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each class of the fund uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------       =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from the last quoted market prices.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30% (for 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; for Class S shareholders, charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days notice (90 days notice for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to shareholders quarterly in March, June, September and December, and if necessary may do so at other times as well. Long-term and short-term capital gains are paid in December.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares, all deposited directly to your bank account, all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

--------------------------------------------------------------------------------

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from the fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.


--------------------------------------------------------------------------------
AARP Investment Program from    Scudder
Scudder Investments (Class      Investments
AARP)                           (Class S)            SEC
--------------------------------------------------------------------------------
PO Box 219735                   PO Box 219669        Public Reference Section
Kansas City, MO                 Kansas City, MO      Washington, D.C.
64121-9735                      64121-9669           20549-0102

aarp.scudder.com                myScudder.com        www.sec.gov
1-800-253-2277                  1-800-SCUDDER        1-202-942-8090




SEC File Number
--------------------------------------------------------------------------------
Scudder Growth and Income Fund                          811-43

Distributor
Scudder Investor Services, Inc.
Two International Place Boston, MA 02110-4103

SCUDDER
INVESTMETNS

                                                                     SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective Statement of Additional Information for each of the listed funds:


Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Balanced Fund
Scudder California Tax-Free Income Fund
Scudder Capital Growth Fund
Scudder Cash Investment Trust
Scudder Cash Reserves Fund
Scudder Contrarian Fund
Scudder Development Fund
Scudder Dividend & Growth Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder Dynamic Growth Fund
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Floating Rate Fund
Scudder Florida Tax-Free Income Fund
Scudder Focus Growth Fund
Scudder Focus Value+Growth Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Global Fund
Scudder GNMA Fund
Scudder Gold Fund
Scudder Greater Europe Growth Fund
Scudder Growth Fund
Scudder Growth and Income Fund
Scudder Health Care Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder High-Yield Tax-Free Fund
Scudder Income Fund
Scudder International Fund
Scudder International Research Fund
Scudder Large Company Growth Fund
Scudder Large Company Value Fund
Scudder Latin America Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Money Market Series
Scudder New Europe Fund
Scudder New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund
Scudder Pathway Series: Conservative Portfolio
Scudder Pathway Series: Growth Portfolio
Scudder Pathway Series: Moderate Portfolio
Scudder Research Fund
Scudder Retirement Fund -- Series III
Scudder Retirement Fund -- Series IV
Scudder Retirement Fund -- Series V
Scudder Retirement Fund -- Series VI
Scudder Retirement Fund -- Series VII
Scudder S&P 500 Index Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund
Scudder Short-Term Bond Fund
Scudder Small Cap Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Scudder Strategic Income Fund
Scudder Target 2010 Fund
Scudder Target 2011 Fund
Scudder Tax Free Money Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Total Return Fund
Scudder U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund
Scudder Worldwide 2004 Fund
The Japan Fund, Inc.

Scudder Variable Series I
   21st Century Growth Portfolio
   Balanced Portfolio
   Bond Portfolio
   Capital Growth Portfolio
   Global Discovery Portfolio
   Growth and Income Portfolio
   Health Sciences Portfolio
   International Portfolio
   Money Market Portfolio

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio
   Scudder Blue Chip Portfolio
   Scudder Contrarian Value Portfolio
   Scudder Focus Value+Growth Portfolio
   Scudder Global Blue Chip Portfolio
   Scudder Government Securities Portfolio
   Scudder Growth Portfolio
   Scudder High Yield Portfolio
   Scudder International Research Portfolio
   Scudder Investment Grade Bond Portfolio
   Scudder Money Market Portfolio
   Scudder New Europe Portfolio
   Scudder Small Cap Growth Portfolio
   Scudder Small Cap Value Portfolio
   Scudder Strategic Income Portfolio
   Scudder Technology Growth Portfolio
   Scudder Total Return Portfolio
   SVS Dreman Financial Services Portfolio
   SVS Dreman High Return Equity Portfolio
   SVS Dynamic Growth Portfolio
   SVS Focused Large Cap Growth Portfolio
   SVS Growth And Income Portfolio
   SVS Growth Opportunities Portfolio
   SVS Index 500 Portfolio
   SVS Mid Cap Growth Portfolio
   SVS Strategic Equity Portfolio
   SVS Venture Value Portfolio

Cash Account Trust
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Cash Equivalent Fund
   Money Market Portfolio
   Government Securities Portfolio
   Tax-Exempt Portfolio

Investors Cash Trust
   Government Securities Portfolio
   Treasury Portfolio

Investors Municipal Cash Fund
   Investors Florida Municipal Cash Fund
   Investors Michigan Municipal Cash Fund
   Investors New Jersey Municipal Cash Fund
   Investors Pennsylvania Municipal Cash Fund
   Tax-Exempt New York Money Market Fund

Tax-Exempt California Money Market Fund

Zurich Money Funds
   Zurich Money Market Fund
   Zurich Government Money Fund
   Zurich Tax-Free Money Fund

Zurich YieldWise Funds
   Zurich YieldWise Money Fund
   Zurich YieldWise Government Money Fund
   Zurich YieldWise Municipal Money Fund



On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of Zurich Scudder Investments, Inc. ("Scudder"), with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Funds' investment management agreements with Scudder under the Investment Company Act of 1940 and, therefore, a termination of those agreements, Scudder intends to seek approval of new agreements from the Funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.


December 11, 2001

                       STATEMENT OF ADDITIONAL INFORMATION

                             SCUDDER BLUE CHIP FUND
              Scudder Blue Chip Fund (Class A, B, C and I) February
      1, 2001, as revised March 9, 2001, as further revised March 23, 2001
                May 29, 2001, August 31, 2001, September 28, 2001
                       October 15, 2001, November 15, 2001
                               and January 1, 2002

                             SCUDDER INVESTORS TRUST
                 Scudder Research Fund (Class A, B and C Shares)
                               and January 1, 2002

                                INVESTMENT TRUST
            Scudder Growth and Income Fund (Class A, B and C Shares)
                                 January 1, 2002

                  SCUDDER FOCUS VALUE+GROWTH FUND Scudder Focus
                 Value+ Growth Fund (Class A, B, C and I Shares)
         February 1, 2001, as revised March 9, 2001, as further revised
             March 23, 2001 May 29, 2001, August 31, 2001, September
                                    28, 2001
                       October 15, 2001, November 15, 2001
                               and January 1, 2002

                            SCUDDER TOTAL RETURN FUND
             Scudder Total Return Fund (Class A, B, C and I Shares)
         February 1, 2001, as revised March 9, 2001, as further revised
             March 23, 2001 May 29, 2001, August 31, 2001, September
                                    28, 2001
                       October 15, 2001, November 15, 2001
                               and January 1, 2002



               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Funds listed above, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained. The prospectus is also available along with other related materials on the Securities and Exchange Commission's internet website (http://www.sec.gov).


The Annual Reports to Shareholders dated October 31, 2000 for Scudder Blue Chip Fund and Scudder Total Return Fund, November 31, 2000 for Scudder Focus Value+Growth Fund, August 31, 2001 for Scudder Research Fund and September 30, 2001 for Scudder Growth and Income Fund and the Semiannual Reports to Shareholders dated April 30, 2001 for Scudder Blue Chip Fund and Scudder Total Return Fund and May 31, 2001 for Scudder Focus Value+Growth Fund accompany this Statement of Additional Information. Each is incorporated by reference and is hereby deemed to part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined prospectus.

Zurich  Scudder  Investments,   Inc.  (the  "Advisor")  serves  as  each  Fund's
investment advisor.

                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS......................................................1

INVESTMENT POLICIES AND TECHNIQUES...........................................2

MANAGEMENT OF THE FUNDS.....................................................21
   Investment Advisor.......................................................21
   Administrative Agreement.................................................26
   Administrative Fee.......................................................27
   Brokerage Commissions....................................................27
   Underwriter..............................................................29

FUND SERVICE PROVIDERS......................................................34

   Custodian, Transfer Agent and Shareholder Service Agent..................35
   Auditors.................................................................35
   Legal Counsel............................................................35
   Fund Accounting Agent....................................................35


PURCHASE AND REDEMPTION OF SHARES...........................................39

DIVIDENDS, CAPITAL GAINS AND TAXES..........................................53


NET ASSET VALUE.............................................................58


OFFICERS AND TRUSTEES.......................................................59
   Beneficial Ownership.....................................................64


FUND ORGANIZATION AND SHAREHOLDER RIGHTS....................................69

ADDITIONAL INFORMATION......................................................71


FINANCIAL STATEMENTS........................................................72


APPENDIX....................................................................74

                             INVESTMENT RESTRICTIONS


Scudder Blue Chip Fund, Scudder Research Fund, Scudder Growth and Income Fund, Scudder Focus Value+Growth Fund, and Scudder Total Return Fund (each a "Fund," and collectively, the "Funds") have adopted certain fundamental investment restrictions which cannot be changed without the approval of a majority of a Fund's outstanding voting shares. As used in this Statement of Additional Information, a "majority" of a Fund's outstanding shares as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of
(a) 67% or more of the voting securities of a Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present in person or represented by proxy or (b) more than 50% of the outstanding voting securities of a Fund.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, each Fund.

Each Fund except Scudder Focus Value+Growth Fund, is classified as a diversified series of an open-end investment management company. Scudder Focus Value+Growth Fund is a non-diversified open-end investment management company.

Each Fund may not, as a fundamental policy:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies


The Trustees of Scudder Blue Chip Fund, Scudder Investors Trust, Investment Trust, Scudder Focus Value+Growth Fund, and Scudder Total Return Fund (each a "Trust," and collectively, the "Trusts") have voluntarily adopted certain policies and restrictions which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.


As a matter of nonfundamental policy, each Fund may not:

 (1) borrow money in an amount greater than 5% of its total assets (1/3 of total assets for Scudder Blue Chip Fund), except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls or other investments or transactions described in a Fund's registration statement which may be deemed borrowings;

(2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and


(7) lend portfolio securities in an amount greater than 1/3 of its total assets (5% for Growth and Income Fund).


(8) All Funds except Scudder Growth and Income Fund: invest more than 15% of net assets in illiquid securities.

                       INVESTMENT POLICIES AND TECHNIQUES


Each Fund is an open-end management investment companiy which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Blue Chip Fund, Scudder Total Return Fund and Scudder Focus Value+Growth Fund offer the following classes of shares:
Class A, Class B, Class C and Class I shares. Scudder Research Fund offers the following classes of shares: Class A, Class B and Class C shares. Scudder Growth and Income Fund offers the following classes of shares: Class AARP, Class S, Class A, Class B and Class C. Only Classes A, B, C and I shares of Scudder Blue Chip Fund, Scudder Total Return Fund and Scudder Focus Value+Growth Fund and Classes A, B and C shares of Scudder Research Fund and Scudder Growth and Income Fund are offered herein.


General Investment Objectives and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for a Fund, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

SCUDDER BLUE CHIP FUND

Scudder Blue Chip Fund ("Blue Chip Fund") seeks growth of capital and of income. In seeking to achieve its objective, the Fund will invest primarily in common stocks of well capitalized, established companies that the Fund's Advisor believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund will invest at least

65%, and may invest up to 100%, of its total assets in the common stocks of companies with a market capitalization of at least $1 billion at the time of investment.

In pursuing its objective, the Fund will emphasize investments in common stocks of large, well known, high quality companies. Companies of this general type are often referred to as "Blue Chip" companies. Blue Chip companies are generally identified by their substantial capitalization, established history of earnings and dividends, easy access to credit, good industry position and superior management structure. Blue Chip companies are believed to generally exhibit less investment risk and less price volatility than companies lacking these high quality characteristics, such as smaller, less seasoned companies. In addition, the large market of publicly held shares for such companies and the generally high trading volume in those shares results in a relatively high degree of liquidity for such investments. The characteristics of high quality and high liquidity of blue chip investments should make the market for such stocks attractive to investors both within and outside the United States. The Fund will generally attempt to avoid speculative securities or those with significant speculative characteristics.

In general, the Fund will seek to invest in those established, high quality companies whose industries are experiencing favorable secular or cyclical change. Thus, the Fund in seeking its objective will endeavor to select its investments from among high quality companies operating in the more attractive industries.

As indicated above, the Fund's investment portfolio will normally consist primarily of common stocks. The Fund may invest to a more limited extent in preferred stocks, debt securities and securities convertible into or exchangeable for common stocks, including warrants and rights, when they are believed to offer opportunities for growth of capital and of income. The Fund may also engage in Strategic Transactions (defined below), purchase foreign securities and lend its portfolio securities. The Fund may engage in short sales against-the-box, although it is the Fund's current intention that no more than 5% of its net assets will be at risk. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities. The Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

There are risks inherent in the investment in any security, including shares of the Fund. The Advisor attempts to reduce risk through diversification of the Fund's portfolio and fundamental research; however, there is no guarantee that such efforts will be successful. The Advisor believes that there are opportunities for growth of capital and growth of dividends from investments in Blue Chip companies over time. The Fund's shares are intended for long-term investment. When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

SCUDDER RESEARCH FUND

Scudder Research Fund ("Research Fund") seeks long-term growth of capital. The Fund normally invests at least 65% of total assets in large U.S. companies (those with market values of $1 billion or more). These investments are primarily common stocks, but may include preferred stocks and securities convertible into common stocks.

The Fund invests in securities based on the top research recommendations of the Advisor's industry research analysts and other investment specialists. In making their recommendations, the analysts and specialists look for companies that have sound finances, effective management, strong product franchises, food business prospects and established competitive positions, among other factors. These may be companies that appear to offer the potential for sustainable above-average growth of earnings or revenues as well as companies whose stock prices appear low in light of other measures of worth, such as price-to-earnings ratios.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented. Typically, the Fund's sector weightings closely mirror those of the S&P 500 Index.

The Fund will sell a stock when the managers believe its fundamental qualities have deteriorated, market conditions have changed, the company no longer qualifies as a large company or it has performed below expectations.

SCUDDER FOCUS VALUE+GROWTH FUND

Scudder Focus Value+Growth Fund ("Focus Value+Growth Fund") seeks growth of capital through professional management of a portfolio of growth and value stocks. These stocks include stocks of large established companies, as well as stocks of small companies.

Growth stocks are stocks of companies whose earnings per share are expected by the Advisor to grow faster than the market average. Growth stocks tend to trade at higher price to earnings (P/E) ratios than the general market, but the Advisor believes that the potential of such stocks for above average earnings more than justifies their price. Value stocks are considered "bargain stocks" because they are perceived as undervalued, i.e., attractively priced in relation to their earnings potential (low P/E ratios). Value stocks typically have dividend yields higher than the average of the companies represented in the Standard & Poor's 500 Stock Index.


The Fund normally invests 65% of total assets in U.S. common stocks. Although the Fund can invest in stocks of any size, it mainly chooses stock from among the 1,000 largest (as measured by market capitalization). The Fund manages risk by investing in both growth and value stocks. The Fund seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The Fund retains two portfolio management teams dedicated to managing the growth and value portions of the Fund, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.


Although it is anticipated that the Fund will invest primarily in common stocks of domestic companies, the Fund may also purchase foreign securities, as well as convertible securities, such as bonds and preferred stocks (including warrants and rights). The Fund may also engage in Strategic Transactions and lend its portfolio securities. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities. The Fund does not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

SCUDDER TOTAL RETURN FUND

Scudder Total Return Fund ("Total Return Fund") seeks the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund will emphasize liberal current income in seeking its objective. The Fund's investments will normally consist of domestic and foreign fixed income and equity securities. Fixed income securities will include bonds and other debt securities (such as U.S. and foreign Government securities and investment grade and high yield corporate obligations) and preferred stocks, some of which may have a call on common stocks through attached warrants or a conversion privilege. The percentage of assets invested in specific categories of fixed income and equity securities will vary from time to time depending upon the judgment of management as to general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. The
Fund  may  also  engage  in  Strategic   Transactions  and  lend  its  portfolio
securities.

As noted above, the Fund may invest in high yield fixed income securities which are in the lower rating categories and those which are unrated. Thus, the Fund could invest in some instruments considered by the rating services to have predominantly speculative characteristics. Investments in lower rated or non-rated securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, entail greater risk of loss of income and principal. Currently, it is anticipated that the Fund would invest less than 35% of its total assets in high yield bonds. The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

The Fund does not make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

SCUDDER GROWTH AND INCOME FUND

Scudder Growth and Income Fund ("Growth and Income Fund") seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. The managers use analytical tools to monitor actively the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce risk, including: (i) managing risk associated with investment in specific companies by using fundamental analysis, valuation, and by adjusting position sizes; (ii) portfolio construction emphasizing diversification, blending stocks with a variety of different attributes, including value and growth stocks; and (iii) diversifying across many sectors and industries. The portfolio managers' attempts to manage downside risk may reduce performance in a strong market. In addition, Scudder Growth and Income Fund does not invest in securities issued by tobacco-producing companies.

The Fund invests primarily in equities, mainly common stocks. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities for investment considerations and not for trading purposes.

The Fund attempts to achieve its investment objective by investing in dividend-paying and non-dividend paying common stocks, preferred stocks and securities convertible into common stocks. The Fund may also purchase such securities which do not pay current dividends but which, the Fund's management believes, offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with the Fund's objective. From time to time, for temporary defensive purposes, when the Fund's investment advisor feels such a position is advisable in light of economic or market conditions, the Fund may invest, without limit, in cash and cash equivalents. It is impossible to predict how long such alternative strategies will be utilized. The Fund may invest in foreign securities, real estate investment trusts, Standard and Poor's Depository Receipts, illiquid securities, repurchase agreements and reverse repurchase agreements. It may also loan securities and may engage in strategic transactions.

The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of shares to be higher or lower than when purchased.

Specialized Investment Techniques of the Funds

Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund's Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common stocks. Under normal circumstances, each Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. (All Funds Except Growth and Income Fund) A Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Securities. Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Because investments in foreign securities will usually involve currencies of foreign countries, and because the Funds may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts (or options thereon) to purchase or sell foreign currencies. (See "Strategic Transactions and Derivatives" below).

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Funds may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. (Blue Chip Fund, Total Return Fund, Focus Value+Growth Fund) Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

High Yield/High Risk Bonds. (Total Return Fund) Total Return Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. The Funds may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, each Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, each Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Funds may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Funds may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between each Fund's decision to sell a restricted or illiquid security and the point at which each Fund is permitted or able to sell such security, each Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund.

Indexed Securities. (Research Fund) The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Interfund Borrowing and Lending Program. Each Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, a Fund will comply with its non-fundamental policy regarding borrowing.

Investment-Grade  Bonds.  (Blue Chip Fund, Total Return Fund, Focus Value+Growth
Fund) A Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.


Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Zurich Scudder Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by each Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.


Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Fund's ability to manage Uninvested Cash.


Each Fund will invest Uninvested Cash in Central Funds only to the extent that each Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.


Investment Company Securities. The Funds may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Funds will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Funds may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDSSM: DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBsSM: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities and high grade debt obligations, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Non-diversification. (Value+Growth Fund only) The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified fund.

Portfolio Turnover. The Funds may sell portfolio securities to take advantage of investment opportunities arising from changing market levels or yield relationships. Although if such transactions involve additional costs in the form of spreads, they will be undertaken in an effort to improve the Funds' overall investment return, consistent with its objectives.

Privatized  Enterprises.  (Blue Chip Fund, Total Return Fund, Focus Value+Growth
Fund) Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). Each of the Funds may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund's, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, that Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to that Fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Warrants. Each Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. (Growth and Income Fund) Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the Investment Company Act of 1940; therefore, the Fund intend to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES" herein).

Strategic Transactions and Derivatives. The Funds may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Funds, and the Funds will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Funds.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Funds, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Funds can realize on its investments or cause the Funds to hold a security it might otherwise sell. The use of currency transactions can result in the Funds incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Funds the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Funds against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Funds will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Funds to require the Counterparty to sell the option back to the Funds at a formula price within seven days. The Funds expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Funds or fails to make a cash settlement payment due in accordance with the terms of that option, the Funds will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the

Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Funds, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Funds' limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

The Funds may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Funds must be "covered" (i.e., the Funds must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Funds will receive the option premium to help protect it against loss, a call sold by the Funds exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Funds to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Funds may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Funds may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Funds, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds' use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Funds to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If the Funds exercise an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Funds will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Funds, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Funds holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Funds are engaging in proxy hedging. If a Fund enters into a currency hedging transaction, that Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Funds if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Funds may be obligated to pay. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   The  Funds  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Funds will require the Funds to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Funds on an index will require the Funds to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Funds requires the Funds to segregate cash or liquid assets equal to the exercise price.

Except when the Funds enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Funds to buy or sell currency will generally require the Funds to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Funds sell these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Funds, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Funds sell a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Funds will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Funds will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Funds must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Funds may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Funds could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Funds. Moreover, instead of segregating cash or liquid assets if the Funds held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


Trustees' Powers to Change Objectives and Policies

The objective and policies of each Fund described above may be changed, unless expressly stated to the contrary, by its respective Trustees without a vote of its shareholders.


Master/Feeder Fund Structure

The Board of Trustees of each Fund has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and the realization of taxable gain or loss.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

The Advisor, an investment counseling firm, acts as investment advisor to each Fund. This organization, the predecessors of which are Scudder Kemper
Investments,  Inc.  and  Scudder,  Stevens  &  Clark,  Inc.  is one of the  most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the applicable Trust's Board of Trustees.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Funds if elected to such positions.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. In selecting securities in which each Fund may invest, the conclusions and investment decisions of the Advisor with respect to each Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.


The investment management agreements for each Fund will continue in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such agreement or interested persons of the Advisor or the applicable Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the applicable Trust's Trustees or of a majority of the outstanding voting securities of the applicable Fund. The investment management agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.


Under each investment management agreement, the Advisor regularly provides the applicable Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased, held or sold and which portion of the applicable Fund's assets shall be held uninvested, subject to the applicable Trust's Articles of Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code and to a Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Articles of Trust may from time to time establish. The Advisor also advises and assists the officers of each Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of a Fund.

Under each investment management agreement, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the applicable Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as a Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of a Fund's federal, state and local tax returns; preparing and filing a Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of a Fund under applicable federal and state securities laws; maintaining a Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the

Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring a Fund's operating budget; processing the payment of a Fund's bills; assisting a Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting a Fund in the conduct of its business, subject to the direction and control of the applicable Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive of a Fund affiliated with the Advisor and makes available, without expense to the Articles of Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Articles of Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides a Fund's office space and facilities.

Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for its expenses from shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the applicable Fund with respect thereto.

The Funds (other than the Research Fund and Growth and Income Fund) pay the Advisor investment management fees, payable monthly, at 1/12 of the annual rates shown below. The current investment management fee rates are payable monthly at the annual rates shown below:

                                                                      Focus
                                      Blue Chip Fund and Total        Value+
Average Daily Net Assets                    Return Fund            Growth Fund
------------------------                    -----------            -----------

$0 - $250 million                                   0.58%              0.72%
$250 million - $1 billion                           0.55               0.69
$1 billion - $2.5 billion                           0.53               0.66
$2.5 billion - $5 billion                           0.51               0.64
$5 billion - $7.5 billion                           0.48               0.60
$7.5 billion - $10 billion                          0.46               0.58
$10 billion - $12.5 billion                         0.44               0.56
Over $12.5 billion                                  0.42               0.54

Blue Chip Fund. For the fiscal period ended October 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $6,221,014. For the fiscal year ended October 31, 1999, the Fund incurred a management fee of $4,172,000. For the fiscal period ended October 31, 1998, the Fund incurred a management fee of $3,104,000.

Total Return Fund. For the fiscal period ended October 31, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $19,297,715. For the fiscal year ended October 31, 1999, the Fund incurred a management fee of $19,069,000. For the fiscal period ended October 31, 1998, the Fund incurred a management fee of $18,088,000.

Focus Value+Growth Fund. For the fiscal period ended November 30, 2000, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $1,235,968. For the fiscal year ended November 30, 1999, the Fund incurred a management fee of $1,172,000. For the fiscal period ended November 30, 1998, the Fund incurred a management fee of $906,000.

Jennison Associates LLC ("JA"), 466 Lexington Avenue, New York, New York 10017, is the sub-advisor for the Fund. JA acts as sub-advisor pursuant to the terms of a sub-advisory agreement between it and the Advisor for Focus Value+Growth Fund.

Under the terms of the Sub-Advisory Agreement for Focus Value+Growth Fund, JA manages the investment and reinvestment of the Fund's assets and will provide such investment advice, research and assistance as the investment advisor may, from time to time, reasonably request. For its services, JA will receive from the Advisor a monthly fee at 1/12 of the following annual rates applied to the portion of the average daily net assets of the Fund allocated by the Advisor to JA for management:

Net Assets*                      Annualized Rate
-----------                      ---------------


$0 - $100 million                0.45 of 1%

$100 - 500 million               0.40 of 1%

$500 - 1 billion                 0.35 of 1%

$1 - 2 billion                   0.30 of 1%

$2 billion+                      0.25 of 1%

* Combined net assets of the Fund and the Scudder Variable Series II Fund for SVS Focus Value+Growth Portfolio.


The Sub-Advisory Agreement provides that JA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from will misfeasance, bad faith or gross negligence on the part of JA in the performance of its duties or from reckless disregard by JA of its obligations and duties under the Sub-Advisory Agreement.


The Sub-Advisory Agreement for Focus Value+Growth Fund will remain in effect until September 30, 2002, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through September 30, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders of the Board of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of the Fund or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. Thereafter, JA may terminate the Sub-Advisory Agreement upon 60 days written notice to the Advisor.

Research Fund. Under the Investment Management Agreement between Scudder Research Fund and the Advisor, the Fund pays the Advisor a fee equal to 0.70% of the first $250,000,000 of average daily net assets, 0.67% for the next $750,000,000 of average daily net assets, 0.65% of such net assets for the next $1,500,000,000 of average daily net assets and 0.63% in excess of $2,500,000,000, computed and accrued daily and payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


For the fiscal year ended August 31, 1999, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $14,509. The Advisor agreed to absorb temporarily certain operating expenses of the Fund for the eight month period ended August 31, 1999. The absorbed fees amounted $17,712. For the fiscal year ended August 31, 2000, fees were $0. The Advisor agreed to absorb temporarily certain operating expenses of the Fund. Under this arrangement, the Advisor absorbed expenses of $58,373 for the period ended August 31, 2000. For the fiscal year ended August 30, 2001, the Fund incurred a management fee of $25,004, of which $21,099 was not imposed.


Growth and Income Fund. For the Advisor's services from September 8, 1998 until August 14, 2000, the Fund paid the Advisor an annual fee of 0.60% of the first $500 million of average daily net asset, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion, 0.475% of such assets in excess of $1.5 billion, 0.45% of such assets in excess of $2 billion, 0.425% of such assets in excess of $3 billion, 0.405% of such assets in excess of $4.5 billion, 0.3875% of such assets in excess of $6 billion, and 0.37% of such assets in excess of $10 billion.

Under the current Investment Management Agreement between Growth and Income Fund and the Advisor, the Fund pays the Advisor a fee equal to 0.450% of the first $14 billion of average daily net assets, 0.425% for the next $2 billion of average daily net assets, 0.400% of such net assets for the next $2 billion of average daily net assets and 0.385% in excess of $18 billion, computed and accrued daily and payable monthly.

For the fiscal year ended September 30, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $41,076,392. For the 9-month period ended September 30, 2000, the Fund incurred a management fee of $24,109,868. For the fiscal years ended December 31, 1999 and 1998, the Fund incurred management fees of $32,454,854 and $34,062,247.


Each investment management agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the applicable Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use a Scudder Marks in the Trust's investment products and services.

In reviewing the terms of the each investment management agreement and in discussions with the Advisor concerning such agreements, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the applicable Fund's expense.

Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of a Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

AMA InvestmentLink(SM) Program (Growth and Income Fund Only)

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor and the principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement


Effective July 1, 2001 (for Blue Chip Fund,  Value+Growth  Fund and Total Return
Fund), each Fund has entered into an administrative services agreement with the Advisor (the "Administrative Agreement") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee") of 0.325% for Class A, 0.375% for Class B, 0.350% for Class C and 0.100% for Class I of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, the Funds will not benefit from economies of scale derived from increases in assets.

Effective June 11, 2001 for Research Fund(October 2, 2000 for Class A shares and December 29, 2000 for Class B and Class C Shares of Growth and Income Fund), each Fund has entered into an administrative services agreement with the Advisor (the "Administrative Agreement") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by each Fund (other than those provided by the Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee") of 0.325% for Class A, 0.300% for the period October 1, 2000 to March 31, 2001 for Class A shares of Growth and Income Fund, 0.375% for Class B and 0.350% for Class C of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, the Funds will not benefit from economies of scale derived from increases in assets.


Blue Chip Fund. The Fund incurred administrative services fees of $2,714,425 for the fiscal year ended October 31, 2000, of which $243,655 was unpaid as of October 31, 2000. The Fund incurred administrative services fees of $1,830,000 for the fiscal year ended October 31, 1999. The Fund incurred administrative services fees of $1,317,000 for the year ended October 31, 1998.

Total Return Fund. The Fund incurred administrative services fees of $9,052,817 for the fiscal year ended October 31, 2000, of which, $726,229 was unpaid as of October 31, 2000. The Fund incurred administrative services fees of $8,765,000 for the fiscal year ended October 31, 1999. The Fund incurred administrative services fees of $7,913,000 for the year ended October 31, 1998.

Focus Value+Growth Fund. The Fund incurred administrative services fees of $429,090 for the fiscal year ended November 30, 2000 after an expense waiver of 1,238. As of November 30, 2000, $50,445 was unpaid. The Fund incurred administrative services fees of $393,000 for the fiscal year ended November 30, 1999. The Fund incurred administrative services fees of $292,000 for the year ended November 30, 1998.

Research Fund. The Fund incurred administrative services fees of $0 for the fiscal year ended August 31, 2000. The Fund incurred administrative services fees of $9,475 for the year ended August 31, 2000, which were not imposed after an expense absorption by the Advisor. The Fund incurred administrative services fees of $5,000 for the eight month period ended August 31, 1999, which were not imposed after an expense absorption by the Advisor.


In accordance with the new Administrative Agreement, for the period June 11, 2001 (commencement of Administrative Agreement) through August 31, 2001 the administrative expense charged to the Fund was as follows:

                                                                      Unpaid at    Unpaid at     Unpaid at
                  Fiscal                                               8/31/01      8/31/01       8/31/01
Fund                Year      Class A      Class B       Class C       Class A      Class B       Class C
----                ----      -------      -------       -------       -------      -------       -------

Research Fund       2001        $889        $945          $808          $331          $350          $300

Growth and Income Fund. The Fund incurred administrative services fees of $4,500,933 for the 9-month period ended September 30, 2000. The Fund incurred administrative services fees of $3,482 for the fiscal year ended December 31, 1999.

In accordance with the new Administrative Agreement, for the fiscal year ended September 30, 2001 the Administrative fee charged to the following classes was as follows:



                                                                                   Unpaid at      Unpaid at      Unpaid at
                                Fiscal                                              9/30/01        9/30/01        9/30/01
Fund                              Year      Class A      Class B       Class C      Class A        Class B        Class C
----                              ----      -------      -------       -------      -------        -------        -------

Growth and Income Fund            2001      $44,948      $17,205       $4,857       $10,064        $4,443          $1,189

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.

Administrative Fee

The Administrative Agreement has an initial term of three years, subject to earlier termination by each Fund's Board. The Administrative Agreement will continue in effect on an annual basis thereafter, provided that such continuance is approved at least annually by a majority of the Trustees, including the independent Trustees. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.

Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Brokerage Commissions


Allocation of brokerage is supervised or performed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Funds' purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or a Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund, and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

Blue Chip Fund. For the fiscal years ended October 31, 2000, 1999 and 1998 the Fund paid total brokerage commissions of $103,936, $88,561 and $338,000.

For the period November 1, 2000 through September 31, 2001, the Fund paid total brokerage commissions of $2,232,179. For that period, the Fund paid brokerage commissions of $917,475 (41.10% of the total brokerage commissions), resulting from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Advisor. The total amount of brokerage transactions aggregated $3,070,444,227, of which $1,073,096,499 (34.95% of all brokerage transactions) were transactions which included research commissions.

Total Return Fund. For the fiscal years ended October 31, 2000, 1999 and 1998 the Fund paid total brokerage commissions of $3,107,944, $3,325,979 and $5,321,000.

For the period November 1, 2000 through September 31, 2001, the Fund paid total brokerage commissions of $4,233,310. In the period, the Fund paid brokerage commissions of $1,724,154 (40.73% of the total brokerage commissions), resulting from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Advisor. The total amount of brokerage transactions aggregated $8,699,700,203, of which $2,802,013,939 (32.21% of all brokerage transactions) were transactions which included research commissions.

Focus Value+Growth Fund. For the fiscal years ended November 30, 2000, 1999 and 1998 the Fund paid total brokerage commissions of $136,556, $257,259 and $282,000.

For the period December 1, 2000 through September 31, 2001 the Fund paid total brokerage commissions of $60,060. For that period, the Fund paid brokerage commissions of $28,332 (47.17% of the total brokerage commissions), resulting from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Advisor. The total amount of brokerage transactions aggregated $65,769,185, of which $29,459,666 (44.79% of all brokerage transactions) were transactions which included research commissions.


Growth and Income Fund. For the fiscal year ended September 30, 2001, the Fund paid total brokerage commissions of $11,388,673. For the 9-month period ended September 30, 2000 and the fiscal year ended December 31, 1999 the Fund paid total brokerage commissions of $11,548,038 and $9,542,259, respectively.


In the fiscal year ended September 30, 2001, the Fund paid brokerage commissions of $4,962,649 (43.58% of the total brokerage commissions), resulting from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Advisor. The total amount of brokerage transactions aggregated $13,803,807,726, of which $5,313,053,836 (38.49% of all brokerage transactions) were transactions which included research commissions.

Research Fund. For the fiscal years ended August 31, 2001, 2000 and 1999, the Fund paid total brokerage commissions of $8,430, $4,858 and $3,735.

For the fiscal period ended August 31, 2001, Research Fund paid brokerage commissions of $4,267 (50.61% of the total brokerage commissions), resulting from orders placed, consistent with the policy of seeking to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research services to the Trust or Advisor. The total amount of brokerage transactions aggregated, for the fiscal period ended August 31, 2001, was $10,121,422, of which $3,992,762 (39.45% of all brokerage transactions) were transactions which included research commissions.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

The portfolio turnover rates for Blue Chip Fund and Total Return Fund for the fiscal year ended October 31, 2000 were 89% and 95%, respectively and for fiscal year ended October 31, 1999 were 75% and 64%, respectively.

The portfolio turnover rates for Focus Value+Growth Fund for the fiscal years ended November 30, 2000 and 1999 were 43% and 105%, respectively.

The portfolio turnover rates for Research Fund for the fiscal years ended August 31, 2001 and 2000 were 100% and 101%, respectively.


The portfolio turnover rates for Growth and Income Fund for the fiscal year ended September 30, 2001 and 9-month period ended September 30, 2000 were 57% and 55% (annualized), respectively.


A higher rate involves greater brokerage and transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.

Underwriter

Pursuant to separate Underwriting and Distribution Services Agreements ("Distribution Agreements"), and a separate Shareholder Services Agreement ("Services Agreement") Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, B, C and I shares of the Funds and acts as agent of each Fund in the continuous offering of its Shares. SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of Shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.


The Distribution Agreements for Blue Chip Fund, Focus Value+Growth Fund, Research Fund and Total Return Fund, dated October 1, 1999 were last approved by the Trustees on September 25, 2001 and the Distribution Agreement for Growth and Income Fund dated November 13, 2000 was last approved by the Trustees on August 31, 2001. Each Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of each Fund, including the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the agreement. Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of a majority of the Board of Trustees or a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in each Distribution Agreement or a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. The distribution agreements may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of each Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of each Distribution Agreement.


Each Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of Trustees for each Fund, including the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Agreement. Each Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board of Trustees of a Fund who are not interested persons of a Fund and who have no direct or indirect financial interest in each Services Agreement or a "majority of the outstanding voting securities" of the Class A, B or C shares, as defined under the 1940 Act. Each Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such class of a Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Class A Shares. SDI receives no compensation from the Funds as principal underwriters for Class A shares and pays all expenses of distribution of a Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of a Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the periods noted.

                                                        Commissions             Commissions
                                                        Retained by             Underwriter          Commissions Paid to
Fund                                Fiscal Year         Underwriter          Paid to all Firms        Affiliated Firms
----                                -----------         -----------          -----------------        ----------------

Blue Chip Fund                         2000               $190,000                $721,000                     $0
                                       1999               $159,000                $930,000                     $0
                                       1998               $183,000              $1,286,000                 $6,000

Total Return Fund                      2000               $256,000              $1,126,000                     $0
                                       1999               $257,000              $1,241,000                     $0
                                       1998               $233,000              $2,219,000                 $6,000

Focus Value+Growth Fund                2000                $18,000                $103,000                     $0
                                       1999                $38,000                $262,000                     $0
                                       1998                $61,000                $462,000                     $0


Research Fund                          2001                    $81                    $183                     $0

Growth and Income Fund                 2001                    $81                      $0                     $0


Rule 12b-1 Plan

Distribution Services. Each Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution services for those classes, that agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.


Each Distribution Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of such class of a Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.


If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and each Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI in excess of its fees under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

For its services under the distribution agreement, SDI receives a fee from each Fund under Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the distribution agreement, SDI receives a fee from each Fund under Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by SDI or the Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Prior to the implementation of the Administrative Agreement, the administrative service fees paid by each Fund are set forth below:

                                         Administrative Service Fees Paid by Fund
                                         ----------------------------------------
                                                                                      Service Fees Paid    Service Fees Paid
                                                                                      by Administrator    by Administrator to
Fund                       Fiscal Year      Class A        Class B       Class C          to Firms          Affiliated Firms
----                       -----------      -------        -------       -------          --------          ----------------

Blue Chip                     2000            $1,490,000   $1,061,000     $163,000       $2,767,000               $4,000
                              1999            $1,166,000     $581,000      $83,000       $1,629,000                   $0
                              1998              $879,000     $394,000      $44,000       $1,311,000               $5,000

Total Return                  2000            $7,310,000   $1,607,000     $135,000       $8,754,000              $10,000
                              1999            $6,635,000   $2,043,000      $87,000       $8,476,000              $11,000
                              1998            $5,353,000   $2,504,000      $56,000       $7,976,000              $17,000

Focus Value+Growth            2000              $215,000     $186,000      $28,000         $429,000                   $0
                              1999              $200,000     $174,000      $19,000         $391,000                   $0
                              1998              $152,000     $130,000      $10,000         $299,000                   $0

Shareholder Services. Pursuant to the Rule 12b-1 Plan, shareholder or administrative services are provided to the Fund on behalf of Class A, B and C shareholders under a Services Agreement with SDI. SDI bears all its expenses of providing services pursuant to the shareholder agreement between SDI and the Fund, including the payment of service fees. The Fund pays SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of each class.

SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or the Fund. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the shareholder agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on the Fund's records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder services. The Board of Trustees of the Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future


Certain trustees or officers of the Fund are also directors or officers of the Advisor or SDI, as indicated under "Officers and Trustees."

Expenses of the Funds in connection with the Rule 12b-1 Plans for each class of shares is set forth below. A portion of the marketing and sales and operating expenses shown of the marketing and sales and operating expenses show below could be considered overhead expenses.


                                 Class B Shares

                                                                                                  Total
                                                                            Contingent        Distribution       Distribution
                                                   Distribution Fees      Deferred Sales      Fees Paid by       Fees Paid by
                                                    Paid by Fund to          Charge to         Underwriter      Underwriter to
              Fund                 Fiscal Year        Underwriter           Underwriter         to Firms       Affiliated Firms
              ----                 -----------        -----------           -----------         --------       ----------------


Blue Chip Fund                       2000            $3,165,465             $1,246,879         $4,412,344               $0
                                     1999            $1,173,000               $643,000         $2,051,000               $0
                                     1998            $1,198,000               $293,000         $2,266,000               $0


Total Return Fund                    2000             $4841,952             $1,682,649         $6,524,600               $0
                                     1999            $6,179,000             $1,406,000         $3,461,000
                                     1998            $7,774,000             $1,259,000         $3,718,000               $0

Focus Value+Growth Fund              2000              $562,234               $199,576           $761,810               $0
                                     1999              $448,000 (a)           $173,000           $386,000               $0
                                     1998              $345,000                $86,000           $697,000               $0


Research Fund                        2001                $8,219                     $0             $3,222               $0
                                     2000                $9,366                     $0             $4,906           $4,906
                                     1999*               $5,160                 $4,900             $2,374               $0

Growth and Income Fund               2001        $       37,365                $13,778            $34,922               $0


                                                                                                        Misc.
                                                Advertising       Prospectus      Marketing and       Operating         Interest
Fund                              Fiscal Year   and Literature     Printing      Sales Expenses       Expenses          Expense
----                              -----------   --------------     --------      --------------       --------          -------


Blue Chip Fund                       2000         $424,367          $45,294           $310,398        $82,293        $1,436,699
                                     1999         $177,922          $11,384           $474,444        $70,127          $817,908
                                     1998         $289,000          $34,000           $598,000       $113,000          $482,000


Total Return Fund                    2000         $457,720          $51,606           $361,529        $95,126      ($1,055,852)
                                     1999         $337,430          $22,366           $901,664       $126,892        ($745,251)
                                     1998         $484,000          $57,000         $1,008,000       $171,000        ($373,000)

Focus Value+Growth Fund              2000          $47,582           $4,626            $27,329         $7,550          $302,787
                                     1999          $38,592           $3,577           $104,968        $13,460          $241,870
                                     1998          $96,000          $10,000           $183,000        $40,000        $1,213,000


Research Fund                        2001             $185             $123               $238            $35              $621
                                     2000               $0               $0                 $0             $0              $381
                                     1999*          $2,994             $289             $8,303         $4,751              $427

Growth and Income Fund               2001             $672             $187               $784           $229            $1,559


* For the period December 31, 1999 (commencement of operations) through August 31, 1999.

(a)      Amount shown after expense waiver

                                 Class C Shares

                                                                                                  Total
                                                                            Contingent        Distribution       Distribution
                                                   Distribution Fees      Deferred Sales      Fees Paid by       Fees Paid by
                                                    Paid by Fund to          Charge to         Underwriter      Underwriter to
              Fund                 Fiscal Year        Underwriter           Underwriter         to Firms       Affiliated Firms
              ----                 -----------        -----------           -----------         --------       ----------------

Blue Chip Fund                        2000               $483,989            $17,635           $501,624                  $0
                                      1999               $220,000             $6,000           $240,000                  $0
                                      1998               $134,000             $6,000           $140,000                  $0

Total Return Fund                     2000               $403,827            $19,043            $22,870                  $0
                                      1999               $269,000            $22,000           $289,000                  $0
                                      1998               $167,000             $5,000           $173,000                  $0

Focus Value+Growth Fund               2000                $82,700             $4,827            $87,527                  $0
                                      1999                $16,000 (a)         $3,000                 $0                  $0
                                      1998                 $9,000             $3,000            $31,000                  $0


Research Fund                         2001                 $7,951                 $0               $289                  $0
                                      2000                 $9,366                 $0             $4,906              $4,906
                                      1999*                $5,160                 $0             $5,861                  $0

Growth and Income Fund                2001                $11,184               $372            $12,553                  $0



                                                Advertising                    Marketing and        Misc.
                                     Fiscal         and         Prospectus         Sales          Operating          Interest
Fund                                  Year      Literature       Printing        Expenses         Expenses            Expense
----                                  ----      ----------       --------        --------         --------            -------

Blue Chip Fund                       2000       $144,492          $14,931          $98,677         $27,319            $72,842
                                     1999        $41,606           $2,798         $113,295         $23,261            $42,205
                                     1998        $56,000           $7,000         $111,000         $30,000            $27,000

Total Return Fund                    2000       $137,633          $14,539         $100,692         $25,496           $107,255
                                     1999        $49,088           $3,766         $140,116         $26,728            $66,561
                                     1998        $42,000           $5,000          $90,000         $24,000            $53,000

Focus Value+Growth Fund              2000        $19,249           $1,778          $11,315          $2,891            $18,144
                                     1999         $8,352             $823          $24,051          $2,659            $13,853
                                     1998        $12,000           $1,000          $24,000          $9,000            $11,000


Research Fund                        2001             $2               $0               $4              $1               $340
                                     2000             $0               $0               $0              $0               $408
                                     1999*        $3,037             $289           $8,303          $4,815               $870

Growth and Income Fund               2001         $1,673             $138           $1,094            $359                 $0



* For the period December 31, 1999 (commencement of operations) through August 31, 1999.

(a)      Amount shown after expense waiver

                             FUND SERVICE PROVIDERS

Custodian, Transfer Agent and Shareholder Service Agent


All Funds except for Scudder Growth and Income Fund. State Street Bank and Trust Company, ("SSB") 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. SSB is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, serves as "Shareholder Service Agent," of each Fund and, as such, performs all of SSB's duties as transfer agent and dividend paying agent. Prior to the commencement of the new Administrative Agreement, SSB received as transfer agent, and paid to SISC as follows: annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement.


Scudder Growth and Income Fund. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian has custody of all securities and cash of the Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Funds' Class A, B, and C shares. Prior to the implementation of the Administration Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.

Auditors


The Funds' independent auditors, PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110 (for Scudder Growth and Income Fund only) and Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 (for Scudder Blue Chip Fund, Scudder Total Return Fund, Scudder Focus Value+Growth Fund and Scudder Research
Fund), audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Dechert -- Ten Post Office Square -- South, Boston, Massachusetts 02109, serves as legal counsel to Scudder Growth and Income Fund and Research Fund.


Vedder, Price, Kaufman and Kammholz - 222 North LaSalle Street, Chicago, IL 60601, serves as legal counsel to Scudder Blue Chip Fund, Scudder Total Return Fund and Scudder Focus Value+Growth Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Prior to the implementation of the Administration Agreement, SFAC received an annual fee of 2.50 of 1% of average daily net assets for the first $150 million of fund net assets, 0.75 of 1% of average daily net assets for the next $850 million of fund net assets, and
0.45 of 1% of average daily net assets for the excess over $1 billion of fund net assets for its services to the Funds.


Research Fund. Prior to June 11, 2001 Scudder Research Fund, incurred accounting fees of $10,605, none of which was imposed as of August 31, 2001. Scudder Research Fund, incurred accounting fees of $0 for the fiscal year ended August 31, 2000. The Fund incurred accounting fees of $15,073, which were not imposed after an expense waiver by the Advisor. The Fund incurred accounting fees of $7,971 for the eight month period ended August 31, 1999.

Effective June 11, 2001 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Growth and Income. For the years ended December 31, 1999 and 1998 SFAC's fee amounted to $418,401 and $424,247, respectively. Prior to August 14, 2000, the amount charged to the Fund by SFAC aggregated $230,833. The above fees are now paid for by the Advisor in accordance with the Administrative Agreement.

                                   PERFORMANCE

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class.

Performance figures for Class B and C shares for Blue Chip Fund and Total Return Fund, for the period May 31, 1994 through each Fund's most recent fiscal year end reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period beginning with the inception date of each Fund's Class A shares to May 31, 1994 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares that reduces to 0% after six years. Redemption of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. The adjustment is calculated by measuring the actual monthly return differential between the Class B and C shares and the Class A shares over a common three year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C shares performance from Class A shares returns for monthly periods prior to the inception of such Class B and C shares.


Performance figures for Class A shares for Scudder Focus Value+Growth Fund shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemptions of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total returns figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

Performance figures for Class A, B, and C shares of Growth and Income Fund prior to their commencement of operations, December 29, 2000, are derived from the historical performance of Class S shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class A, B and C shares. The performance figures are also adjusted to reflect the maximum initial sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares. Redemptions of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Returns for the historical performance of the Class S shares include the effect of a temporary waiver of management fees and/or absorption of certain operating expenses by the investment advisor and certain subsidiaries. Without such a waiver or absorption, returns would have been lower and ratings or rankings may have been less favorable.


The returns in the chart below assume reinvestment of distributions at net asset value and represent adjusted performance figures of the Class A, B and C shares of a Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Because I shares have been offered for less than a full calendar year, there is no financial data available.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/n - 1
Where:
                 T         =       Average Annual Total Return
                 P         =       a hypothetical initial investment of $1,000
                 n         =       number of years
                 ERV       =       ending redeemable value:  ERV is the value,
                                   at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

              Average Annual Total Returns for the Period Ended October 31, 2000
                       (Adjusted for Maximum Sales Charge)

                                         1 Year           5 Years           10 Years         Life of Fund
                                         ------           -------           --------         ------------


Blue Chip Fund -- Class A(+)               2.26%            17.77%            15.71%                -
Blue Chip Fund -- Class B                  4.62%            18.09%           15.44%*                -
Blue Chip Fund -- Class C                  7.72%            18.26%           15.52%*                -
Blue Chip Fund -- Class I                      -                 -                 -                -
Total Return Fund -- Class A(++)           0.42%            12.39%            13.09%                -
Total Return Fund -- Class B               2.58%            12.53%           12.68%*                -
Total Return Fund -- Class C               5.63%            12.70%           12.74%*                -
Total Return Fund -- Class I                   -                 -                 -                -

(+)      Since November 23, 1987

(++) Since March 2, 1964 for Class A shares. Since May 31, 1994 for Class B and C shares.

* Because Class B and C shares were not introduced for each Fund until May 31, 1994, the total return for Class B and C shares for the periods prior to their introduction is based upon the performance of Class A shares from the inception date of each Fund's Class A shares through May 31, 1994. Actual performance of Class B and C shares is shown beginning May 31, 1994.


             Average Annual Total Returns for the Period Ended November 30, 2000
                       (Adjusted for Maximum Sales Charge)

                                                           1 Year          5 Years        Life of Fund(+)
                                                           ------          -------        ------------


Focus Value+Growth Fund -- Class A                          -6.66%           13.91%            14.74%
Focus Value+Growth Fund -- Class B                          -4.35%           14.22%            15.04%
Focus Value+Growth Fund -- Class C                          -1.94%           14.31%            15.11%
Focus Value+Growth Fund -- Class I                            -                -                  -


(+)      Since October 16, 1995 for Classes A, B and C.

        Average Annual Total Returns for the Period Ended August 31, 2001
                       (Adjusted for Maximum Sales Charge)

                                         1 Year      Life of Fund(+)
                                         ------      ------------

Research Fund -- Class A                 -34.43%           -3.13%
Research Fund -- Class B                 -32.87%           -2.80%
Research Fund -- Class C                 -30.90%           -1.74%


(+) The table reflects the performance for the period during which the Fund was a "limited distribution" fund known as Kemper Research Fund (through 12/31/00). Because the Fund did not have significant inflows of capital when it was open only to a limited group of investors, its performance during the period shown may have been different than if it had operated with a wider distribution.


      Average Annual Total Returns for the Period Ended September 30, 2001
                       (Adjusted for Maximum Sales Charge)

                                      1 Year      5 Years        10 Years(+)(++)
                                      ------      -------        --------
Growth and Income Fund -- Class A*    -28.69%       2.70%              8.90%
Growth and Income Fund -- Class B*    -27.02%       3.07%              8.73%
Growth and Income Fund -- Class C*    -24.91%       3.24%              8.76%


(+)      Class A, B and C commenced operations on December 29, 2000.


(++)     Total returns would have been lower if expenses had not been reduced.


* Because Class A, B and C shares were not introduced until December 29, 2000, the returns for Class A, B and C shares for the period prior to their introduction are based upon the performance of Class S shares as described above.


In connection with communicating its average annual total return to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated by computing the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):


                                       T = (ERV/P) - 1


Where:


         T        =        Total Return
         P        =        a hypothetical initial investment of $1,000
         ERV      =        ending redeemable value:  ERV is the value, at the
                           end of the applicable period, of a hypothetical
                           $1,000 investment made at the beginning of the applicable period

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of a Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of a Fund's and classes' performance data.

Quotations of a Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of a Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of a Fund's and class' expenses.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning a Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which a Fund invests.

From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage a Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a "risk/return spectrum" which compares a Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund.

                        PURCHASE AND REDEMPTION OF SHARES

Fund Shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for each of Class A, B and C of the Fund is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

A Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Purchase of Shares


Alternative Purchase Arrangements. Class A shares are sold subject to an annual Rule 12b-1/shareholder services fee of 0.25%. Class B and Class C shares are sold subject to an annual Rule 12b-1/shareholder services fee of 1.00%. That portion of the Rule 12b-1/shareholder services fee for each of Class A, Class B and Class C attributable to shareholder services is 0.25%.

The primary distinctions among the classes of a Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution/services fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                                             Annual 12b-1
                                                       Distribution/Service Fees
                                                         (as a % of average
                          Sales Charge                    daily net assets)          Other Information
                          ------------                    -----------------          -----------------


  Class A     Maximum initial sales charge of                      0.25%             Initial sales charge
              5.75% of the public offering price.                                    waived or reduced for
                                                                                     certain purchases
  Class B     Maximum contingent deferred sales                    1.00%             Shares convert to Class
              charge of 4% of redemption                                             A shares six years after
              proceeds; declines to zero after                                       issuance
              six years

  Class C     Contingent deferred sales charge of                  1.00%             No conversion feature
              1% of redemption proceeds for
              redemptions made during first year
              after purchase


Due to the desire of each Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in a Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).


Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                     Sales Charge
                                                                     ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of     As a Percentage of     as a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*        Offering Price
------------------                            --------------       ----------------        --------------

Less than $50,000                                  5.75%                   6.10%               5.20%
$50,000 but less than $100,000                     4.50                    4.71                4.00
$100,000 but less than $250,000                    3.50                    3.63                3.00
$250,000 but less than $500,000                    2.60                    2.67                2.25
$500,000 but less than $1 million                  2.00                    2.04                1.75
$1 million and over                                 .00**                   .00**                  ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Each Fund receives the entire net asset value of all its shares sold. SDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of each Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

          Compensation Schedule #1(1)               Compensation Schedule #2(2)         Compensation Schedule #3(2)
          ---------------------------               ---------------------------         ---------------------------
                                    As a                                As a                                As a
          Amount of             Percentage of   Amount of Shares    Percentage of       Amount of       Percentage of
         Shares Sold           Net Asset Value        Sold         Net Asset Value     Shares Sold     Net Asset Value
         -----------           ---------------        ----         ---------------     -----------     ---------------


$1 million to $5 million            1.00%       Under $15 million       0.50%       Over $15 million        0.25%

Over $5 million to $50              0.50%              --                --                --                --
million

Over $50 million                    0.25%              --                --                --                --


 (1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to herein.


 (2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to "Compensation Schedule #3" is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.


The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund or of any other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.


Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. A Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Management of the Funds."

Class B shares of a Fund will automatically convert to Class A shares of a Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for SDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Management of the Funds."


Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution services fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the Advisor Investments, Inc. and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from SDI, principal underwriter for the Fund, and, in the case of category (4) above, selected dealers authorized by SDI.


Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B Shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their Shares within six years might consider Class C Shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of Shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent (KemFlex Plans). Orders for Class B Shares or Class C Shares for KemFlex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other plan investments listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," Letter of Intent" and "Cumulative Discount" features described under "Special Features." For purposes of redirecting contributions, KemFlex Plan values will be calculated annually.

KemFlex Plans that satisfy each of the conditions described below may direct the Shareholder Service Agent to convert plan assets invested in Class B Shares to Class A Shares at net asset value without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a KemFlex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Scudder Funds or other investments maintained on the subaccount recordkeeping system of the Shareholder Service Agent; (2) the plan must have elected to purchase Class A Shares of the Scudder Funds at net asset value for future contributions to be invested in Scudder Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Shareholder Service Agent for at least four years. When eligible, KemFlex Plan sponsors must elect in writing to the Shareholder Service Agent in order to convert plan assets from Class B Shares to Class A Shares.

For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. In particular, for information concerning the eligibility of investors to purchase Class A Shares at net asset value, see "Purchase of Shares - Initial Sales Charge Alternative" and for information on special rules for aggregating assets of KemFlex Plans for eligibility for the Combined Purchase and related features, see "Special Features -- Class A Shares -- Combined Purchases." Financial services firms may receive different compensation depending upon which class of shares they sell. Class I shares are available only to certain institutional investors.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms a 1.00% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.


In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.


Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

Each Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of a Fund's application when you open an account. Federal tax law requires a Fund to withhold 30% (for 2002 and 2003) of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

Redemption or Repurchase of Shares


General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by a Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64141-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


The redemption price for shares of a class of a Fund will be the net asset value per share of that class of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, a Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.


Shareholders can request the following telephone privileges: expedited wire transfer redemptions and QuickBuy/QuickSell transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless that Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.


Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to SDI, which the Fund has authorized to act as its agent. There is no charge by SDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by SDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by SDI prior to the close of SDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of each Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Share Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of each Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge -- Large  Order NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1.00% if they are redeemed within one year of purchase and .050% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Automatic withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on

Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.


     Year of Redemption                    Contingent Deferred
        After Purchase                         Sales Charge
        --------------                         ------------

         First                                      4%
         Second                                     3%
         Third                                      3%
         Fourth                                     2%
         Fifth                                      2%
         Sixth                                      1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (see "Special Features -- Automatic withdrawal Plan" below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in IRC
Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the IRC and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1.00% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Automatic withdrawal Plan"), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in IRC Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (g) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any other Scudder fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Scudder Funds. A shareholder of a Fund or other Scudder Funds who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of a Fund or of other Scudder Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the other Scudder Funds listed under "Special Features -- Class A Shares -- Combined
Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Scudder Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.


Redemption in Kind. Although it is the Funds' present policy to redeem in cash, a Fund may satisfy a redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. Growth and Income Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.


Special Features

Class A Shares  --  Combined  Purchases.  Each  Fund's  Class A  shares  (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder Dividend & Growth Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold Fund, Scudder Growth Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund, Scudder High-Yield Opportunity Fund, Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder International Research Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio,

Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder Research Fund, Scudder S&P 500 Stock Fund, Scudder Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Equity Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, The Japan Fund, Inc., ("Scudder Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered a "Scudder Fund" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Eligible Funds," (b) all classes of shares of any Eligible Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.


Exchange Privilege. Shareholders of Class A, Class B, Class C and Class I shares may exchange their shares for shares of the corresponding class of other Scudder Funds in accordance with the provisions below.


Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash
Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

Class B Shares. Class B shares of the Fund and Class B shares of any other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of the Fund and Class C shares of any other Scudder Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

Class I Shares. Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates and (ii) Class I shares of any other mutual fund listed in the Statement of Additional Information. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates may exchange their shares for Class I shares of any other mutual fund to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves
Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.


For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Scudder Investments Service Company, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.


Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under "Exchange

Privilege," except that the $1,000 minimum investment requirement for the Scudder Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.


QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated ClearingHouse System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem Shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Scudder Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as IRAs.

Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes a Fund and its agents to either draw checks or initiate Automated ClearingHouse debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.


Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Funds are not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a automatic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making automatic withdrawals. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a automatic withdrawal plan. The right is reserved to amend the automatic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or a Fund.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the IRS or other assurance acceptable to A Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the IRC, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the IRC. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Dividends

Each Fund normally distributes annual dividends of net investment income as follows. Each Fund distributes any net realized short-term and long-term capital gains at least annually (Growth and Income distributes income quarterly).

A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Boards of Trustees of the Funds determine appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds as described in the prospectus.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

Taxes

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute and has qualified as such from inception. Each Fund intends to qualify for such treatment. Such qualification does not involve governmental supervision of management or investment practices or policies.

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain in excess of net long-term capital loss) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such an event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits and would be eligible for the dividends received deductions in the case of corporate shareholders.

Investment company taxable income generally is made up of dividends, interest, and net short-term capital gains in excess of net long-term capital losses, less expenses. Net capital gains (the excess of net long-term capital gain over net short-term capital loss) are computed by taking into account any capital loss carryforward of the Funds. Presently, the Funds, except for Research Fund, have no capital loss carryforward.

At August 31, 2001, Research Fund had a net tax basis capital loss carryforward of approximately $26,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009, the expiration date, whichever occurs first. In addition, from November 1, 2000 through August 31, 2001 the Fund incurred approximately $243,500 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer those losses and treat them as arising in the fiscal year ended August 31, 2002.


The Fund inherited approximately $2,943,000 of capital losses from its merger with Kemper U.S. Growth and Income Fund, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($1,589,000), September 30, 2007 ($684,000),
September 30, 2006 ($263,000) and September 30, 2005 ($407,000),  the respective expiration dates, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2000 through September 30, 2001, the Fund incurred approximately $127,758,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2002.


Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions at least equal to the sum of 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses as prescribed in the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Dividends from domestic corporations are expected to comprise a substantial part of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the dividends received deduction for corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if either those share or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90 day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as long-term capital gain distributions during such six-month period.

If any net capital gains are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of the federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liabilities, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such reported gains and the individual tax credit. However, retention of such gains by the Fund may cause the Fund to be liable for an excise tax on all or a portion of those gains.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Redemptions of shares, including exchanges for shares of another Scudder Mutual fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.


Generally, a qualifying individual may make a deductible IRA contribution of up to $2,000 for any taxable year only if (i) the individual and his or her spouse are not active participants in an employer's retirement plan, (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level for 2001 ($53,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $53,000 and $63,000; $33,000 for a single individual, with a phase-out for adjusted gross income between $33,000 and $43,000), or (iii) the individual is not an active participant in an employer's retirement plan, but his or her spouse is such a participant, and the couple's adjusted gross income is $150,000 or less (the deduction limit is phased out for adjusted gross income between $150,000 and $160,000). However, an individual who is not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples) for that year. The $2,000 limit on contributions (whether deductible or nondeductible) is increased to $3,000 for 2002 through 2004. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years. In addition, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable.


Distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

Each Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. Any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on the Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

If a Fund writes a covered call option on portfolio stock, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by a Fund.

Many or all futures and forward contracts entered into by a Fund and many or all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on foreign currencies and options on securities indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last day of the Funds' fiscal year (as well as on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were sold at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options, and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

Positions  of the Fund which  consist of at least one  position  not governed by
Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position may be treated as a "mixed straddle." Mixed straddles are subject to the straddle rules of Section 1092 of the Code and may result in the deferral of losses if the non-Section 1256 position is in an unrealized gain at the end of a reporting period.

Notwithstanding any of the foregoing, recent tax law changes may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. A transaction during the tax year that would otherwise be a constructive sale may be disregarded if 1) the transaction is closed by the 30th day after the close of the tax year, and 2) the taxpayer holds the appreciated financial position (without reduction of risk of loss) throughout the 60-day period following the date of closing of the transaction.

Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

A shareholder who has redeemed shares of a Fund or other Scudder Fund listed in the prospectus under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Scudder Cash Reserves Fund not acquired by exchange from another Scudder Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Scudder Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares -- Reinvestment Privilege." If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within a foreign country may be subject to foreign and other withholding taxes imposed by that country.

Each Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 30% (for 2002 and
2003) in the case of nonexempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.

Shareholders may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. By January 31 of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Each Trust is organized as a Massachusetts business trust. Neither the Trusts nor any Fund is expected to be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund qualifies as a regulated investment company under the Code.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.


If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of each Fund's Pricing Committee (or, in some cases, the applicable Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by each Fund's Board and overseen primarily by each Fund's Pricing Committee.


                              OFFICERS AND TRUSTEES

The officers and trustees of the Trusts, their ages, their principal occupations and their affiliations, if any, with the Advisor, and Scudder Distributors, Inc., are as follows:


                                INVESTMENT TRUST
                        (Scudder Growth and Income Fund)

                                                                                                   Position with Underwriter,
Name, Age, and Address             Position with Fund      Principal Occupation**                  Scudder Distributors, Inc.
----------------------             ------------------      --------------------                    --------------------------

Henry P. Becton, Jr. (58)          Trustee                 President, WGBH Educational Foundation  --
WGBH
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (49)+*           Trustee and President   Managing Director of Zurich Scudder     Director
                                                           Investments, Inc.

Dawn-Marie Driscoll (55)           Trustee                 Executive Fellow, Center for Business   --
4909 SW 9th Place                                          Ethics, Bentley College; President,
Cape Coral, FL  33914                                      Driscoll Associates (consulting firm)

Edgar R. Fiedler (72)              Trustee                 Senior Fellow and Economic Counselor,   --
50023 Brogden                                              The Conference Board, Inc.
Chapel Hill, NC                                            (not-for-profit business research
                                                           organization)

                                       59

                                                                                                   Position with Underwriter,
Name, Age, and Address             Position with Fund      Principal Occupation**                  Scudder Distributors, Inc.
----------------------             ------------------      --------------------                    --------------------------

Keith R. Fox (47)                  Trustee                 General Partner, Exeter Group of Funds  --
10 East 53rd Street
New York, NY  10022

Jean Gleason Stromberg (58)        Trustee                 Consultant; Director, Financial         --
3816 Military Road, NW                                     Institutions Issues, U.S. General
Washington, D.C.                                           Accounting Office (1996-1997);
                                                           Partner, Fulbright & Jaworski (law
                                                           firm) (1978-1996)

Jean C. Tempel (58)                Trustee                 Managing  Director, First Light         --
One Boston Place 23rd Floor                                Capital, LLC (venture capital firm)
Boston, MA 02108

Steven Zaleznick (47)*             Trustee                 President and CEO, AARP Services, Inc.  --
601 E Street
Washington, D.C. 20004

Thomas V. Bruns (44)#              Vice President          Managing Director of Zurich Scudder     President
                                                           Investments, Inc.

William F. Glavin (43)#            Vice President          Managing Director of Zurich Scudder     Vice President and Director
                                                           Investments, Inc.

James E. Masur (41)+               Vice President          Managing Director of Zurich Scudder     --
                                                           Investments, Inc.

Kathryn L. Quirk (48)+             Vice President and      Managing Director of Zurich Scudder     --
                                   Assistant Secretary     Investments, Inc.

Howard S. Schneider (44)#          Vice President          Managing Director of Zurich Scudder     Vice President
                                                           Investments, Inc.

John R. Hebble (43)+               Treasurer               Senior Vice President of Zurich        --
                                                           Scudder Investments, Inc.

Brenda Lyons (39)+                 Assistant Treasurer     Senior Vice President of Zurich        --
                                                           Scudder Investments, Inc.

Caroline Pearson (39)+             Assistant Secretary     Managing Director of Zurich Scudder     Assistant Secretary
                                                           Investments, Inc.; Associate, Dechert
                                                           Price & Rhoads (law firm) 1989 - 1997

John Millette (39)+                Vice President and      Vice President of Zurich Scudder       --
                                   Secretary               Investments, Inc.

Thomas Lally (34)                  Assistant Treasurer     Senior Vice President of Zurich        --
                                                           Scudder Investments, Inc.

                                       60


                             SCUDDER BLUE CHIP FUND
                            SCUDDER TOTAL RETURN FUND
                             SCUDDER INVESTORS TRUST
                             (Scudder Research Fund)
                         SCUDDER FOCUS VALUE+GROWTH FUND

                                                                                                   Position with Underwriter,
Name, Age, and Address             Position with Fund       Principal Occupation**                 Scudder Distributors, Inc.
----------------------             ------------- ----       --------------------                   --------------------------

John W. Ballantine (55)#           Trustee                  Retired; formerly, First Chicago NBD   --
                                                            Corporation/The First National Bank
                                                            of Chicago:  1996-1998 Executive
                                                            Vice President and Chief Risk
                                                            Management Officer; 1995-1996
                                                            Executive Vice President and Head of
                                                            International Banking; Director,
                                                            First Oak Brook Bancshares, Inc.,
                                                            Oak Brook Bank and Tokheim
                                                            Corporation.

Lewis A. Burnham (68)#             Trustee                  Retired; formerly, Partner, Business   --
                                                            Resources Group; formerly, Executive
                                                            Vice President, Anchor Glass
                                                            Container Corporation.

Mark S. Casady* (41)+              Trustee and President    Managing Director, Zurich Scudder;     Director and Chairman
                                                            formerly Institutional Sales Manager
                                                            of an unaffiliated mutual fund
                                                            distributor.

Linda C. Coughlin* (49)*+          Chairperson, Trustee     Managing  Director,   Zurich  Scudder  Director
                                   and Vice President       Investments, Inc.


Donald L. Dunaway (64)#            Trustee                  Retired; formerly, Executive Vice      --
                                                            President, A. O. Smith Corporation
                                                            (diversified manufacturer).

James R. Edgar (55)#               Trustee                  Distinguished Fellow, University of    --
                                                            Illinois, Institute of Government
                                                            and Public Affairs; Director, Kemper
                                                            Insurance Companies (not affiliated
                                                            with the Kemper Funds); Director,
                                                            John B. Sanfilippo & Son, Inc.;
                                                            Director, Horizon Group Properties,
                                                            Inc.; formerly, Governor of the
                                                            State of  Illinois. 1991-1999.

William F.  Glavin, Jr.* (43)+     Trustee                  Managing Director, Zurich Scudder      Vice President and Director
                                                            Investments, Inc.,  formerly,
                                                            Executive Vice President of Market
                                                            and Product Development, The Dreyfus
                                                            Corporation.

                                       61

                                                                                                   Position with Underwriter,
Name, Age, and Address             Position with Fund      Principal Occupation**                  Scudder Distributors, Inc.
----------------------             ------------------      --------------------                    --------------------------

Robert B. Hoffman (64)#            Trustee                  Retired, formerly, Chairman,           --
                                                            Harnischfeger Industries, Inc.
                                                            (machinery for the mining and paper
                                                            industries); formerly, Vice Chairman
                                                            and Chief Financial Officer,
                                                            Monsanto Company (agricultural,
                                                            pharmaceutical and nutritional/food
                                                            products); formerly, Vice President,
                                                            Head of International Operations,
                                                            FMC Corporation (manufacturer of
                                                            machinery and chemicals), Director,
                                                            Harnischfeger Industries, Inc.

Shirley D. Peterson (60)#          Trustee                  Retired, formerly, President, Hood     --
                                                            College; formerly, partner, Steptoe
                                                            & Johnson (attorneys); prior
                                                            thereto, Commissioner, Internal
                                                            Revenue Service; prior thereto,
                                                            Assistant Attorney General (Tax),
                                                            U.S. Department of Justice; Director
                                                            Bethlehem Steel Corp.

Fred B. Renwick (71)#              Trustee                  Professor of Finance, New York         --
                                                            University, Stern School of
                                                            Business; Director, the Wartburg
                                                            Foundation; Chairman, Finance
                                                            Committee of Morehouse College Board
                                                            of Trustees; Director, American
                                                            Bible Society Investment Committee;
                                                            previously, member of the Investment
                                                            Committee of Atlanta University
                                                            Board of Trustees; formerly,
                                                            Director of Board of Pensions
                                                            Evangelical Lutheran Church in
                                                            America.

William P. Sommers (68)#           Trustee                  Retired; formerly, President and      --
                                                            Chief Executive Officer, SRI
                                                            International (research and
                                                            development); prior thereto,
                                                            Executive Vice President, Iameter
                                                            (medical information and educational
                                                            service provider); prior thereto,
                                                            Senior Vice President and Director,
                                                            Booz, Allen & Hamilton Inc.
                                                            (management consulting firm);
                                                            Director, PSI Inc., Evergreen Solar,
                                                            Inc. and Litton Industries; Advisor,
                                                            Guckenheimer Enterprises; Consultant
                                                            and Director, SRI/Atomic Tangerine.



                                       62

                                                                                                   Position with Underwriter,
Name, Age, and Address             Position with Fund      Principal Occupation**                  Scudder Distributors, Inc.
----------------------             ------------------      --------------------                    --------------------------

John G. Weithers (68)#             Trustee                  Presently, Director of Federal Life   --
                                                            Insurance Company; Chairman of the
                                                            Board of Members & Trustees of
                                                            DePaul University; Formerly,
                                                            Director of International Federation
                                                            of Stock Exchanges and Director of
                                                            Records Management Systems

Kathryn L. Quirk (48)++            Vice President           Managing Director of Zurich Scudder    --
                                                            Investments, Inc.

Linda J. Wondrack *(37)+           Vice President           Managing Director of Zurich Scudder    Chief Compliance Officer
                                                            Investments, Inc.

John Millette (39)+                Vice President and       Vice President of                      --
                                   Secretary

Philip J. Collora (56)#            Vice President and       Senior Vice President of Zurich        --
                                   Assistant Secretary      Scudder Investments, Inc.

Caroline Pearson (39)+             Assistant Secretary      Managing Director of Zurich Scudder    Assistant Secretary
                                                            Investments, Inc.; Associate,
                                                            Dechert Price & Rhoads (law firm)
                                                            1989-1997

John R. Hebble (43)+               Treasurer                Senior Vice President of Zurich        --
                                                            Scudder Investments, Inc.

Thomas Lally (34)+                 Assistant Treasurer      Senior Vice President of Zurich        --
                                                            Scudder Investments, Inc.

Brenda Lyons (38)+                 Assistant Treasurer      Senior Vice President of Zurich        --
                                                            Scudder Investments, Inc.

                             ADDITIONAL OFFICERS FOR
                         SCUDDER GROWTH AND INCOME FUND
                               (Investment Trust)


                                                                                                   Position with Underwriter,
Name, Age, and Address             Position with Fund       Principal Occupation**                 Scudder Distributors, Inc.
----------------------             ------------------       --------------------                   --------------------------

William F. Gadsden (46)++          Vice President           Managing Director of Zurich Scudder   --
                                                            Investments, Inc.

Kathleen T. Millard (40)++         Vice President           Managing Director of Zurich Scudder   --
                                                            Investments, Inc.

Gary A. Langbaum (52)#             Vice President           Managing Director of Zurich Scudder   --
                                                            Investments, Inc.

Robert D. Tymoczko (31)++          Vice President           Senior Vice President of Zurich       --
                                                            Scudder Investments, Inc.


                                       63


                             ADDITIONAL OFFICERS FOR
                              SCUDDER RESEARCH FUND
                            (Scudder Investors Trust)

                                                                                                   Position with Underwriter,
Name, Age, and Address             Position with Fund       Principal Occupation**                 Scudder Distributors, Inc.
----------------------             ------------------       --------------------                   --------------------------

Joann Barry (41)#                  Vice President           Managing Director of Zurich Scudder   --
                                                            Investments, Inc.


*        "Interested persons" of the Fund within the meaning of the 1940 Act.

** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+        Address:  Two International Place, Boston, Massachusetts

++       Address:  345 Park Avenue, New York, New York

#        222 South Riverside Plaza, Chicago, Illinois

The Trustees and Officers of the Trusts also serve in similar capacities with respect to other Scudder Funds.

Beneficial Ownership

As of November 30, 2001, the officers and trustees of Scudder Blue Chip Fund, Scudder Total Return Fund, Scudder Focus Value+Growth Fund, Scudder Research Fund and Scudder Growth and Income Fund, as a group, owned less than 1% of the then outstanding shares of each Fund and no person owned of record 5% or more of the outstanding shares of any class of any Fund, except the persons indicated below.

As of November 30, 2001, 1,362,625 shares in the aggregate, or 6.80% of the outstanding shares of Scudder Blue Chip Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Mayra Tabba, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 1,538,484 shares in the aggregate, or 7.68% of the outstanding shares of Scudder Blue Chip Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 163,801 shares in the aggregate, or 34.93% of the outstanding shares of Scudder Blue Chip Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments Profit Sharing Plan, , P.O. Box 957, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 207,691 shares in the aggregate, or 57.13% of the outstanding shares of Scudder Blue Chip Fund, Class I were held in the name of Zurich Scudder Investments, Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 3,092,804 shares in the aggregate, or 5.96% of the outstanding shares of Scudder Total Return Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Frank T. Beafore and Gerald Beafore, POA, 200 Liberty Street, New York, NY 10281who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 2,975,433 shares in the aggregate, or 5.74% of the outstanding shares of Scudder Total Return Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 749,657 shares in the aggregate, or 9.25% of the outstanding shares of Scudder Total Return Fund, Class C were held in the name of National Financial Services Corp., for the benefit of Laverne and Royle Duff, 200 Liberty Street, New York, NY 10281who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 470,928 shares in the aggregate, or 5.81% of the outstanding shares of Scudder Total Return Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 243,280 shares in the aggregate, or 24.36% of the outstanding shares of Scudder Total Return Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments, Inc., P.O. Box 957, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 721,617 shares in the aggregate, or 72.28% of the outstanding shares of Scudder Total Return Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan for the benefit of Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 271,218 shares in the aggregate, or 6.28% of the outstanding shares of Scudder Focus Value Plus Growth Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Judith Dublique, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 115,212 shares in the aggregate, or 81.56% of the outstanding shares of Scudder Research Fund, Class A were held in the name of SSC Investment Corp., 345 Park Avenue. New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 8,707 shares in the aggregate, or 6.16% of the outstanding shares of Scudder Research Fund, Class A were held in the name of Zurich Scudder Investments, Inc., for the benefit of Ed Villani, 345 Park Avenue. New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 115,390 shares in the aggregate, or 87.46% of the outstanding shares of Scudder Research Fund, Class B were held in the name of SSC Investment Corp., 345 Park Avenue. New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 7,035 shares in the aggregate, or 5.33% of the outstanding shares of Scudder Research Fund, Class B were held in the name of Stifel Nicolaus & Co., 501 North Broadway, St. Louis, MO 63102 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 115,447 shares in the aggregate, or 93.95% of the outstanding shares of Scudder Research Fund, Class C were held in the name of SSC Investment Corp., 345 Park Avenue. New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.


As of November 30, 2001, 8,652,128 shares in the aggregate, or 5.02% of the outstanding shares of Scudder Growth & Income Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 61,716 shares in the aggregate, or 9.04% of the outstanding shares of Scudder Growth and Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Louis DiMattio, 200 Liberty Street, New York, NY 10281who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 45,144 shares in the aggregate, or 6.61% of the outstanding shares of Scudder Growth and Income Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 11,686 shares in the aggregate, or 5.76% of the outstanding shares of Scudder Growth and Income Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.


                                  REMUNERATION

Responsibilities of he Board -- Board and Committee Meetings

The Board of Trustees of each Trust is responsible for the general oversight of each Fund's business. A majority of each Board's members are not affiliated with the Advisor. These "Independent Trustees" have primary responsibility for assuring that each Fund is managed in the best interests of its shareholders.


Each Board of Trustees meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the quality and efficiency of the various other services provided, costs incurred by Scudder and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by each Fund's independent public accountants (Investment Trust only) and by independent legal counsel selected by the Independent Trustees.


All of the Independent Trustees for Growth and Income Fund serve on the Committee of Independent Trustees and the Trustees of Blue Chip Fund, Research Fund, Focus Value+Growth Fund and Total Return Fund serve on the Nominating and Governance Committee, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Funds' independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees

Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees.
Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.


The Independent Trustees also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during calendar year 2000 from each Trust and from all of the Scudder funds as a group.

 Name                         Investment Trust*         All Scudder Funds+++
 ----                         ----------------          -----------------

Henry P. Becton, Jr.**             $39,225            $159,094 (73 funds)
Dawn-Marie Driscoll**              $24,297            $157,162 (73 funds)
Edgar R. Fiedler+                  $21,321            $303,975 (74 funds)
Keith R. Fox**                     $19,868            $181,914 (72 funds)
Joan E. Spero                      $19,868            $177,789 (72 funds)
Jean Gleason Stromberg             $19,543            $100,372 (70 funds)
Jean C. Tempel**                   $37,714            $152,488 (74 funds)


Name                       Scudder Investors Trust++     All Scudder Funds(2)(3)
----                       -----------------------       -----------------

John W. Ballantine***                 n/a               $183,570
Lewis A. Burnham***                   n/a               $154,040
Donald L. Dunaway***                  n/a               $205,350
James R. Edgar                       $4,882             $195,080
Robert B. Hoffman                     n/a               $163,890
Shirley D. Peterson***                n/a               $149,010
Fred B. Renwick                      $4,984             $204,620
William P. Sommers***                 n/a               $153,330
John G. Weithers                     $5,231             $239,180



Name                        Scudder Blue Chip Fund       All Scudder Funds(2)(3)
----                        ----------------------       -----------------------

John W. Ballantine                  $5,415                      $183,570
Lewis A. Burnham                    $4,893                      $154,040
Donald L. Dunaway(1)                $6,091                      $205,350
James R. Edgar***                     n/a                       $195,080
Robert B. Hoffman                   $5,030                      $163,890
Shirley D. Peterson                 $4,528                      $149,010
Fred B. Renwick***                    n/a                       $204,620
William P. Sommers                  $4,848                      $153,330
John G. Weithers***                   n/a                       $239,180


Name                       Scudder Total Return Fund     All Scudder Funds(2)(3)
----                       -------------------------     -----------------------

John W. Ballantine                  $11,965                     $183,570
Lewis A. Burnham                    $10,244                     $154,040
Donald L. Dunaway(1)                $13,378                     $205,350
James R. Edgar***                     n/a                       $195,080
Robert B. Hoffman                   $10,508                     $163,890
Shirley D. Peterson                 $9,217                      $149,010
Fred B. Renwick***                    n/a                       $204,620
William P. Sommers                  $10,186                     $153,330
John G. Weithers***                   n/a                       $239,180

Name                    Scudder Focus Value+Growth Fund     All Scudder Funds
----                    -------------------------------     -----------------


John W. Ballantine                  $2,205                      $183,570
Lewis A. Burnham                    $2,163                      $154,040
Donald L. Dunaway(1)                $2,504                      $205,350
James R. Edgar***                     n/a                       $195,080
Robert B. Hoffman                   $2,263                      $163,890
Shirley D. Peterson                 $2,165                      $149,010
Fred B. Renwick***                    n/a                       $204,620
William P. Sommers                  $2,134                      $153,330
John G. Weithers***                   n/a                       $239,180


* Investment Trust consists of six funds: Scudder Capital Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Small Company Stock Fund, Scudder S&P 500 Index Fund and Scudder Dividend & Growth Fund.


**       On July 13,  2000,  shareholders  of the Fund  elected  a new  Board of
         Trustees.   See  the   "Trustees   and   Officers"   section   for  the
         newly-constituted Board of Trustees.


***      Newly elected Trustee effective July 1, 2001.


+ Mr. Fiedler's total compensation includes $174,060.91 received through the deferred compensation program, $2,003 accrued, but not received, and certain payments made by the Advisor as compensation for the retainer fee for Farmers Investment Trust and meetings held to discuss the reorganization of the Scudder and Kemper Funds.

++ Investors Trust consists of three funds: Scudder Focus Growth Fund, Scudder Research Fund and Scudder S&P 500 Stock Fund.

+++ Total compensation includes certain payments made by the Advisor as compensation for meetings held to discuss the reorganization of the Scudder and Kemper Funds.


(1) Pursuant to deferred compensation agreements with Value+Growth Fund, Blue Chip Fund and Total Return Fund, Mr. Dunaway has deferred, in prior years, compensation from such Funds. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds-Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from Value+Growth Fund, Blue Chip Fund and Total Return Fund to Mr. Dunaway are $1,978, $12,323 and $35,146, respectively.

(2) For Messrs. Ballantine, Burnham, Dunaway, Hoffman and Sommers and Ms. Peterson, total amounts include compensation for service on the boards of 26 trusts/corporations comprised of 45 fund portfolios. For Mssrs. Edgar, Renwick and Weithers, total amounts include compensation for service on the boards of 16 trusts/corporations comprised of 61 fund portfolios. Each Trustee elected as of July 2001 currently serves on the boards of 33 Scudder funds comprised of 78 fund portfolios.

(3)      Aggregate  compensation  reflects  amounts  paid  to the  Trustees  for numerous special meetings in connection with the Advisor's restructuring initiative (which included a comprehensive review of the Advisor's proposals, including a branding change, combinations of certain funds (including tax implications), liquidations of certain funds, implementation of an administrative agreement for certain funds (including fee caps) and the consolidation of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $39,420, $47,520, $47,520,
         $47,520, $82,080, $47,520 and $43,200 for Messrs. Ballantine,  Burnham,
         Dunaway, Edgar, Hoffman, Renwick, Weithers and Sommers and Ms. Peterson, respectively. A portion of these meeting fees was borne by the Advisor.

Members of the Boards of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from each Trust, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.

                    FUND ORGANIZATION AND SHAREHOLDER RIGHTS


Scudder Growth and Income Fund is a series of Investment Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended from time to time.

Scudder Research Fund is one of three series of Scudder Investors Trust (Scudder Focus Growth Fund and Scudder S&P 500 Stock Fund are the other two series in the Trust), a registered open-end management investment company organized as a business trust under the laws of Massachusetts on October 14, 1998.


Scudder Blue Chip Fund is a registered open-end management investment company organized as a business trust under the laws of Massachusetts on May 28, 1987.

Scudder Focus Value+Growth Fund is a registered open-end management investment company organized as a business trust under the laws of Massachusetts on June 14, 1985 under the name Kemper Value Plus Growth Fund and was known as Kemper Value+Growth Fund until June 11, 2001.

Scudder Total Return Fund is a registered open-end management investment company organized as a business trust under the laws of Massachusetts on October 24, 1985, and effective January 31, 1986, the Fund pursuant to a reorganization succeeded to the assets and liabilities of Kemper Total Return Fund, Inc., a Maryland corporation organized in 1963. Scudder Total Return Fund was known as Balanced Income Fund, until 1972 and as Supervised investors Income Fund, Inc. until 1977.


A Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having a par value of $0.01 per share, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of a Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since a Trust may offer multiple series, it is known as a "series company." Shares of a series have equal noncumulative voting rights except that Class A, Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of a Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution and services fees), rights or privileges of any classes of shares of a Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. If shares of more than one series are outstanding, shareholders will vote by series and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

A Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of a Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any reorganization or termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust (other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or any state, or as a Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.


Any matter shall be deemed to have been effectively acted upon with respect to a Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in a Trust's Declaration of Trust. As used in the Prospectuses and in this

Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting a Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of a Trust's shares represented at a meeting if the holders of more than 50% of the outstanding Shares are present in person or by proxy, or (ii) more than 50% of a Trust's outstanding Shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the Shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding Shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding Shares of the portfolio.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the Shares entitled to vote (as described below) or a majority of the Trustees. In accordance with the 1940 Act (a) a Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the Trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

A Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate a Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or a Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and a Fund will be covered by insurance which a Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and a Fund itself is unable to meet its obligations.


The assets of a Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of a Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of a Trust, subject to the general supervision of a Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of a Trust or any series, the holders of the Shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.


A Fund's activities are supervised by the applicable Trust's Board of Trustees. Each Trust has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit each Trust to establish a multiple class distribution system.

Under the Plan, shares of each class represent an equal pro rata interest in a Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its own "class expenses;" (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates to its administrative services, shareholder services or distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate and distinct exchange privileges; (6) each class may have different conversion features, and
(7) each class may have separate account size requirements. Expenses currently designated as "Class Expenses" by a Trust's Board of Trustees under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

Account Access -- The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Other Information

The CUSIP numbers for each class of Blue Chip Fund are:

Class A:  8111P-100

Class B:  8111P-209

Class C:  8111P-308

Class I:  8111P-407

Blue Chip Fund has a fiscal year ending of October 31.

The CUSIP numbers for each class of Total Return Fund are:

Class A:  81123H-104

Class B:  81123H-203

Class C:  81123H-302

Class I:  81123H-401

Total Return Fund has a fiscal year ending October 31.

The CUSIP numbers for each class of Focus Value+Growth Fund are:

Class A:  81114W-102

Class B:  81114W-201

Class C:  81114W-300

Class I:   81114W-409

Focus Value+Growth Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of Research Fund are:

Class A:  811166-404

Class B:  811166-503

Class C:  811166-602

Research Fund has a fiscal year ending August 31.

The CUSIP numbers for each class of Growth and Income Fund are:

Class A:  460965-627

Class B:   460965-619

Class C:   460965-593

On February 7, 2000, the Board of Growth and Income Fund changed the fiscal year end from December 31 to September 30.

Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of a Fund. These transactions will reflect investment decisions made by the Advisor in light of a Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.


This Statement of Additional Information contains the information of Blue Chip Fund, Research Fund, Growth and Income Fund, Focus Value+Growth Fund and Total Return Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund.


The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Scudder Blue Chip Fund

The financial statements, including the investment portfolio of Blue Chip Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated October 31, 2000 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder Total Return Fund

The financial statements, including the investment portfolio of Total Return Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated October 31, 2000 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder Focus Value+Growth Fund

The  financial   statements,   including  the  investment   portfolio  of  Focus
Value+Growth Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated November 30, 2000 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder Research Fund

The financial statements, including the investment portfolio of Research Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated August 31, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder Growth and Income Fund

The financial statements, including the investment portfolio of Growth and Income Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Fund dated September 30, 2001 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                                    APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

       Standard & Poor's Earnings and Dividend Rankings for Common Stocks

The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:


A+   Highest               B+   Average                 C    Lowest
A    High                  B    Below Average           D    In Reorganization
A-   Above Average         B-   Lower

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                         SCUDDER GROWTH AND INCOME FUND
                          Class AARP and Class S Shares

                          A series of Investment Trust

         A Diversified Mutual Fund Seeking Long-Term Growth of Capital,
                       Current Income and Growth of Income
                 while Actively Seeking to Reduce Downside Risk
                 as Compared with other Growth and Income Funds






--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 1, 2002




--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Scudder Growth and Income Fund dated January 1, 2002, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103. The prospectus is also available along with other related materials on the Securities and Exchange Commission's internet website (http://www.sec.gov).



The Annual Report to Shareholders of Scudder Growth and Income Fund dated September 30, 2001 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information. The Annual Report may be obtained without charge by calling 1-800-SCUDDER.


Zurich  Scudder  Investments,   Inc.  (the  "Advisor")  serves  as  each  Fund's
investment advisor.

                                TABLE OF CONTENTS
                                                                        Page



INVESTMENT RESTRICTIONS...................................................1

INVESTMENT POLICIES AND TECHNIQUES........................................2
         General Investment Objective and Policies........................2

MANAGEMENT OF THE FUND...................................................21
         Investment Advisor..............................................21
         Administrative Agreement........................................23
         Brokerage Commissions...........................................24
         Underwriter.....................................................26

FUND SERVICE PROVIDERS...................................................27
         Custodian, Transfer Agent and Service Agent.....................27
         Auditors........................................................27
         Legal Counsel...................................................27
         Fund Accounting Agent...........................................27
         Retirement Service Provider.....................................27

PERFORMANCE INFORMATION..................................................27

PURCHASE AND REDEMPTION OF SHARES........................................30

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................55

NET ASSET VALUE..........................................................63

OFFICERS AND TRUSTEES....................................................64

REMUNERATION.............................................................72

FUND ORGANIZATION........................................................73

ADDITIONAL INFORMATION...................................................75

FINANCIAL STATEMENTS.....................................................83

APPENDIX.................................................................84

                            INVESTMENT RESTRICTIONS


Scudder Growth and Income Fund (the "Fund") has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of the Fund's outstanding voting securities. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of (a) 67% or more of the voting securities of the Fund present at such meeting where more than 50% of the outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified series of an open-end investment company.

The Fund may not, as a fundamental policy:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

(4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and


(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


Other Investment Policies


The Trustees of Investment Trust (the "Trust") have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.


As a matter of nonfundamental policy, the Fund currently does not intend to:

 (1) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls or other investments or transactions described in a Fund's registration statement which may be deemed borrowings;

(2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
         (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(7) lend portfolio securities in an amount greater than 5% of its total assets.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies


The Fund is a diversified series of the Trust, an open-end management investment company which continuously offers and redeems its shares. It is a company of the type commonly known as a mutual fund.

The Fund offers five classes of shares: Class AARP, Class S, Class A, Class B and Class C shares to provide investors with different purchase options. Each class has its own important features and policies. Shares of Class AARP are especially designed for members of AARP. Only Class AARP and Class S shares are offered herein.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Advisor in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds, but not for all Funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

The Fund seeks long-term growth of capital, current income and growth of income while actively seeking to reduce downside risk as compared with other growth and income funds. The managers use analytical tools to monitor actively the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups. The managers use several strategies in seeking to reduce risk, including: (i) managing risk associated with investment in specific companies by using fundamental analysis, valuation, and by adjusting position sizes; (ii) portfolio construction emphasizing diversification, blending stocks with a variety of different attributes, including value and growth stocks; and
(iii) diversifying across many sectors and industries. The portfolio managers' attempts to manage downside risk may reduce performance in a strong market. In addition, the Fund does not invest in securities issued by tobacco-producing companies.

The Fund invests primarily in equities, mainly common stocks. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities for investment considerations and not for trading purposes.

The Fund attempts to achieve its investment objective by investing in dividend-paying common stocks, preferred stocks and securities convertible into common stocks. The Fund may also purchase such securities which do not pay current dividends but which, the fund's management believes, offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with the Fund's objective. From time to time, for temporary defensive purposes, when the Fund's investment advisor feels such a position is advisable in light of economic or market conditions, the Fund may invest, without limit, in cash and cash equivalents. It is impossible to predict how long such alternative strategies will be utilized. The Fund may invest in foreign securities, real estate investment trusts, Standard and Poor's Depository Receipts, illiquid securities, repurchase agreements and reverse repurchase agreements. It may also loan securities and may engage in strategic transactions. More information about investment techniques is provided under "Additional information about policies and investments."

The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of shares to be higher or lower than when purchased.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Specialized Investment Techniques of the Fund


Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund's Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.


Common stocks. Under normal circumstances, the Fund invests mainly in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. The Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities may provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONS). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


Foreign Securities. While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings. The Fund may invest in foreign securities when the anticipated performance of the foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objective of the Fund.

Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange") and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, the Fund will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Advisor, are speculative.

Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of these assets for the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts. (See "Currency Transactions" for more information.)

To the extent that the Fund invests in foreign securities, the Fund's share price could reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies could account for part of the Fund's investment performance.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Funds may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.)

The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, each Fund may be required to bear all or part of the registration expenses. the Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, each Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which each Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its non-fundamental policy on borrowing.





Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indices or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values ("NAVs"). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indices. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Zurich Scudder Cash Management QP Trust, or one or more future entities for which Zurich Scudder Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.


Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers, and are required to be secured continuously by collateral in cash, U.S. Government securities and high grade debt obligations, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call a loan and obtain the securities loaned on no more than five days' notice. During the existence of a loan, the Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Portfolio Turnover. The Fund may sell portfolio securities to take advantage of investment opportunities arising from changing market levels or yield relationships. Although if such transactions involve additional costs in the form of spreads, they will be undertaken in an effort to improve the Fund's overall investment return, consistent with its objectives.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, that Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to that Fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.





Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund will maintain a segregated account, as described under "Use of Segregated and Other Special Accounts" in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to the Fund's investment restrictions applicable to that activity. The Fund will enter into a reverse repurchase agreement only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Real Estate Investment Trusts ("REITs"). The Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


Warrants. The Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income
Growth Receipts" (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself (see "TAXES").


Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets

(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interest of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the

Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Trustees' Power to Change Objectives and Policies


The objectives and policies of the Fund described above may be changed, unless expressly stated to the contrary, by its Trustees without a vote of its shareholders.

Master/feeder Fund structure


The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder structure fund as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                             MANAGEMENT OF THE FUND

Investment Advisor

The Advisor, an investment counsel firm, acts as investment advisor to the Fund. This organization, the predecessors of which are Scudder Kemper Investments, Inc. and Scudder, Stevens & Clark, Inc. is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial
Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

Pursuant to an investment management agreement with the Fund, the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. In selecting securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving its investment objective and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The investment management agreement for the Fund will continue in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the applicable Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The investment management agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the investment management agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased, held or sold and which portion of the Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the investment management agreement, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting a Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting a Fund in the conduct of its business, subject to the direction and control of the applicable Trustees.

The Advisor pays the compensation and expenses of all Trustees, officers and executive of the Fund affiliated with the Advisor and makes available, without expense to the Trust, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

Under its investment management agreement, the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses from shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

For the Advisor's services from September 8, 1998 until August 14, 2000, the Fund paid the Advisor an annual fee of 0.60% of the first $500 million of average daily net asset, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion, 0.475% of such assets in excess of $1.5 billion, 0.45% of such assets in excess of $2 billion, 0.425% of such assets in excess of $3 billion, 0.405% of such assets in excess of $4.5 billion, 0.3875% of such assets in excess of $6 billion, and 0.37% of such assets in excess of $10 billion.

Under the Investment Management Agreement between the Fund and the Advisor, the Fund pays the Advisor a fee equal to 0.450% of the first $14 billion of average daily net assets, 0.425% for the next $2 billion of average daily net assets, 0.400% of such net assets for the next $2 billion of average daily net assets and 0.385% in excess of $18 billion, computed and accrued daily and payable monthly.

For the fiscal year ended September 30, 2001, the Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $41,076,392. For the 9-month period ended September 30, 2000, the Fund incurred a management fee of $24,109,868. For the fiscal period ended December 31, 1999, the Fund incurred a management fee of $32,454,854.

The investment management agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use a Scudder Marks in the Trust's investment products and services.

In reviewing the terms of the investment management agreement and in discussions with the Advisor concerning such agreements, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP
Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Administrative Agreement

Effective August 14, 2000, the Fund entered into an administrative services agreement with the Advisor (the "Administrative Agreement"), pursuant to which the Advisor will provide or pay others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreements with the Funds, as described above) in exchange for the payment by each Fund of an administrative services fee (the "Administrative Fee") of 0.30% of its average daily net assets of the Fund's Class

AARP shares and Class S shares. One effect of these arrangements is to make each Fund's future expense ratio more predictable. The details of the proposal (including expenses that are not covered) are set out below.

The Fund incurred administrative services fees of $4,500,933 for the 9-month period ended September 30, 2000. The Fund incurred administrative services fees of $3,482 for the fiscal year ended December 31, 1999.

In accordance with the new Administrative Agreement, for the fiscal year ended September 30, 2001 the Administrative expense charged to Class AARP and Class S were as follows:

                                                                         Unpaid at 9/30/01     Unpaid at 9/30/01
Fund                         Fiscal Year    Class AARP      Class S         Class AARP              Class S
----                         -----------    ----------      -------         ----------              -------

Growth and Income Fund          2001       $13,361,749    $13,984,468        $846,862               $875,547

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund.

The Advisor will pay the Service Providers for the provision of their services to the Fund and will pay other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the Advisor an Administrative Fee.

Administrative Fee

The Administrative Agreement for the Fund has an initial term of three years ending September 30, 2003, subject to earlier termination by the Fund's Board. The Administrative Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees including the Independent Trustees. The fee payable by the Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from a Fund's custodian for cash balances. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or the Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research services from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Trustees review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

For the fiscal year ended September 30, 2001, the Fund paid total brokerage commissions of $11,388,673. For the fiscal years ended December 31, 2000 and 1999 the Fund paid total brokerage commissions of $11,548,038 and $9,542,259, respectively.

In the fiscal year ended September 30, 2001, the Fund paid brokerage commissions of $4,962,649 (43.58% of the total brokerage commissions), resulting from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Advisor. The total amount of brokerage transactions aggregated $13,803,807,726, of which $5,313,053,836 (38.49% of all brokerage transactions) were transactions which included research commissions

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rates for Growth and Income Fund for the fiscal year ended September 30, 2001 and 9-month period ended September 30, 2000 were 57% and 55% (annualized), respectively.

A higher rate involves greater brokerage and transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective.

AMA InvestmentLinkSM Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Fund, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. This fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.

Underwriter

The Trust, on behalf of the Fund, has an underwriting agreement with Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Trust's underwriting agreement dated May 8, 2000 will remain in effect until September 30, 2002 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Fund. The underwriting agreement was last approved by the Trustees on July 10, 2001.

Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the Commission of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker/dealer in various states as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of customer service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 plan is in effect which provides that the Fund shall bear some or all of such expenses.

                             FUND SERVICE PROVIDERS

Custodian, Transfer Agent and Service Agent

Portfolio securities of the Fund are held separately, pursuant to separate custodian agreements, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101 as custodian.

Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for the Fund. Service Corporation also serves as shareholder service agent for the Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Prior to the implementation of the Administration Agreement, the Fund paid Service Corporation a fee for maintaining each account for a retail participant of $26.00, and for each retirement participant of $29.00.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Auditors

The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax, and related services.

Legal Counsel

Dechert, Ten Post Office Square - South, Boston, Massachusetts, 02109, serves as legal counsel for the Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, computes net asset value for the Fund. Prior to the implementation of the new Administrative Agreement, the Fund paid SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the year ended December 31, 1999 SFAC's fee amounted to $418,401. Prior to August 14, 2000, the amount charged to the Fund by SFAC aggregated $230,833. The above fees are now paid for by the Advisor in accordance with the Administrative Agreement.

Retirement Service Provider

Scudder Trust Company ("STC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, provides recordkeeping and other services for shareholder accounts in connection with certain retirement and employee benefit plans invested in Class S shares of the Fund. Prior to the implementation of the Administrative Agreement, Class S shares of the Fund paid annual service fees to STC for such accounts. Class S shares of the Fund incurred fees of $4,655,851 during the fiscal year ended December 31, 1999. Prior to August 14, 2000, the amount charged to Class S shares of the Fund by STC aggregated $5,811,841. Pursuant to the new Administrative Agreement, the above fees are now paid for by the Advisor.

                             PERFORMANCE INFORMATION

From time to time, quotations of the Fund's Class AARP and Class S shares performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manners:

Average Annual Total Return

Average annual total return is the average annual compound rate of return for periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations under its current investment objective), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the shares of the Fund by class and assume that all dividends and capital gains distributions during the respective periods were reinvested in the same class. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment, over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

      Where:

        T      =    Average Annual Total Return.
        P      =    a hypothetical initial investment of $1,000.
        n      =    Number of years.
        ERV    =    Ending  redeemable  value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

        Average Annual Total Return for periods ended September 30, 2001*

    Share Class          One Year         Five Years         Ten Years       Life of Class
    -----------          --------         ----------         ---------       -------------

   Class AARP**          -24.15%              --                --              -21.81%

      Class S            -24.14%             4.32%             9.90%              --

* On May 3, 1999, the Trust adopted a plan to permit the Trust to establish a multiple class distribution system for the Fund. Prior to that date, the Fund comprised a single class of shares. Shares outstanding on May 3, 1999 were redesignated as Class S shares of the Fund.

**       On August 14, 2000, the Fund commenced offering Class AARP shares.

As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's and class' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated by computing the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                                 T = (ERV/P) - 1

Where:

         T        =        Total Return
         P        =        a hypothetical initial investment of $1,000
         ERV      =        ending  redeemable  value: ERV is the value, at the
                           end  of  the  applicable  period,  of a  hypothetical
                           $1,000 investment made at the beginning of the applicable period.

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Fund's and classes' performance data.

Quotations of the Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's and class' expenses.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Fund literature, Trustees and officers of the Fund, the Fund's portfolio manager or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. Government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund.

                        PURCHASE AND REDEMPTION OF SHARES

Additional Information About Opening an Account

All new investors in Class AARP of the Fund are required to provide an AARP membership number on their account application. In addition, Class S shares of the Fund will generally not be available to new investors.

The following investors may continue to purchase Class S shares of Scudder Funds after December 29, 2000:

1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. After June 30, 2001, only investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S shares of any Scudder Fund.

3.       Any retirement, employee stock, bonus, pension or profit sharing plans.

4. Any participant who owns Class S shares of any Scudder Fund through an employer sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through an employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of Zurich Financial Services and its affiliates.

7. Class S shares are available to any accounts managed by Zurich Scudder Investments, Inc., any advisory products offered by Zurich Scudder Investments, Inc. or Scudder Investor Services, Inc., and to the portfolios of Scudder Pathway Series.

8. Registered investment advisors ("RIAs") may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9. After June 30, 2001, broker-dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001.

10. Scudder Investor Services, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

         Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the NASD, and banks may open an account by wire. These investors must call
1-800-SCUDDER to get an account number. During the call the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Class S and $1,000 for Class AARP), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly. Investors interested in investing in the Class AARP should call 1-800-253-2277 for further instructions.

The minimum initial purchase amount is less than $2,500 for Class S under certain special plan accounts and is $1,000 for Class AARP.

Broker-dealers and RIAs who have clients participating in mutual fund wrap fee programs may continue to purchase Class S shares of Scudder Funds until June 30, 2001. After June 30, 2001, broker-dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, after June 30, 2001, a broker-dealer with a mutual fund wrap fee program that invests in Class S shares of one or more Scudder Funds as a fixed component of the program's asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such program.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse a Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to a Fund.

Minimum Balances

Shareholders should maintain a share balance worth at least $2,500 for Class S and $1,000 for Class AARP. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts, the minimum balance is $1,000. These amounts may be changed by each Fund's Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month ($50/month for Class AARP and fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Each Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

o for Class S, assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500 for Class S ($250 for Class S retirement accounts) and a balance of less than $1,000 for Class AARP; and

o redeem all shares in Fund accounts below $1,000 ($2,500 for Class S) where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $250 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Checks

A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on or payable through a United States bank.

If shares of the Fund are purchased with a check which proves to be uncollectible, that Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by that Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, such Fund will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

To purchase shares of the Fund and obtain the same day's dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to 12:00 p.m. Eastern time on that day. If you wish to make a purchase of $500,000 or more, you should notify the Fund's transfer agent, Scudder Service Corporation of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after 12:00 p.m. Eastern time, but both the funds and the information are made available before the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") (normally 4 p.m. Eastern time) on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, each Fund pays a fee for receipt by State Street Bank and Trust Company of "wired funds," but the right to charge investors for this service is reserved.

Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans' Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of either Fund.

Additional Information About Making Subsequent Investments by QuickBuy

Shareholders whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program may purchase shares of a Fund by telephone (minimum $50 and maximum $250,000). To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the "Exchange," normally 4 p.m. Eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share Price

Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") in Boston by the close of regular trading on the Exchange.

Share Certificates

Due to the desire of the Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Fund's Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Exchanges

Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL(TM)) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges into a new fund account must be for a minimum of $2,500 for Class S and $1,000 for Class AARP. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $50 for Class S. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder Fund, at current net asset value, through Scudder's Automatic Exchange Program. These exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trusts and the Transfer Agent each reserve the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

There is no charge to the shareholder for any exchange described above. An exchange into another Scudder Fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trust employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trust do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Trust and the Transfer Agent each reserve the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

Before making an exchange, shareholders should obtain from the Scudder Investor Services, Inc. a prospectus of the Scudder Fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder Funds or classes of Scudder Funds. For more information, please call 1-800-225-5163 (Class S) or 1-800-253-2277 (Class AARP).

Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

Shareholders currently receive the right automatically, without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request by telephone to have the proceeds mailed or wired to their pre-designated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a) NEW INVESTORS wishing to establish the telephone redemption privilege must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit-sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a pre-designated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates or shares held in certain retirement accounts.

If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be no charge for all wire redemptions.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By QuickSell

Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program may sell shares of a Fund by telephone (minimum $50 and maximum $250,000). Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. Eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing the following business day. QuickSell transactions are not available for IRA accounts and most other retirement plan accounts.

In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption by Mail or Fax

Any  existing  share  certificates   representing  shares  being  redeemed  must
accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signatures guaranteed.

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary, agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-225-5163.

Dividends and Capital Gains Distribution Options

The Fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned undeliverable.

Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of the Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 for Class S and 1-800-253-2277 for Class AARP or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value of the class determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the same class of the Fund.

Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-225-5163 for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Reports to Shareholders

The Fund issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Fund presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of the Fund.

Transaction Summaries

Annual summaries of all transactions in the Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-SCUDDER. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

None  of  the  plans   assures  a  profit  or  guarantees   protection   against
depreciation, especially in declining markets.

Investment Plan Options

Scudder Retirement Plans: Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA: Individual Retirement Account

Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions to an IRA of up to the maximum contribution amount described below for each year prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

An eligible individual may contribute up to the maximum contribution amount of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to the maximum contribution amount per individual for married couples, even if only one spouse has earned income). The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $2000 for the 2001 year, and is increased to $3,000 for 2002 through 2004, to $4,000 for 2005 through 2007, and to $5,000 for 2008. After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years, increasing to $1,000 for years after 2005.

Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

---------------------------- ------------------------- -------------------------- -------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                       $253,680                  $973,704                 $4,091,908
            35                        139,522                   361,887                    999,914
            45                         69,439                   126,005                    235,620
            55                         26,414                    35,062                     46,699

This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                          Age 65 Assuming $1,380 Annual
                  Contributions (post tax, $2,000 pretax) and a
                       30% Tax Bracket (for 2002 and 2003)

---------------------------- ------------------------- -------------------------- -------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                       $119,318                   $287,021                  $741,431
            35                         73,094                    136,868                   267,697
            45                         40,166                     59,821                    90,764
            55                         16,709                     20,286                    24,681

Scudder Roth IRA: Individual Retirement Account

Shares of a Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code. A single individual earning below $95,000 can contribute up to the maximum contribution amount per year to a Roth IRA. The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $2000 for the 2001 year, and is increased to $3,000 for 2002 through 2004, to $4,000 for 2005 through 2007, and to $5,000 for 2008.

After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years, increasing to $1,000 for years after 2005. Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can each contribute the full maximum contribution amount each year (for example, in 2001 each spouse could contribute $2,000 to his or her IRA, for aggregate IRA contributions of $4,000). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed the maximum contribution amount. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who completed the rollover in 1998 were allowed to spread the tax payments over a four-year period. Since 1998, all taxes on such a rollover have had to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-225-5163 for Class S and 1-800-253-2277 for Class AARP.

Group or Salary Deduction Plan

An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, each Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.

Shareholders may arrange to make periodic investments in Class AARP of the Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open the Class AARP Fund account for less than $500 if they agree to increase their investment to $500 within a 10 month period. Investors may also invest in any Class AARP for $500 if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Accounts investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

Other Information

If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. None of the Fund impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund or portfolio, and
including  exchanges  and  redemptions  by  Checkwriting,   may  result  in  tax
consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see "TAXES").

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted for any reason, (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during which the SEC by order permits suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in
(b), (c) or (d) exist.

The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for their shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a class's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

The Board of Trustees and the Distributor, each has the right to limit, for any reason, the amount of purchases by and refuse to sell to any person and each may suspend or terminate the offering of shares of the Fund at any time for any reason.

The "Tax Identification Number" section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g. from exempt investors a certification of exempt status) will be returned to the investor. Each Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing a Fund with a tax identification number during the 30-day notice period.

The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


The Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability.


If the Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Internal Revenue Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.


The Fund intends to distribute investment company taxable income, exclusive of net short-term capital gains in excess of net long-term capital losses, in March, June, September and December each year. Distributions of net capital gains realized during each fiscal year will be made annually in December. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.

Both types of distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless, for Class S and Class AARP shareholders only, a shareholder has elected to receive cash, in which case a check will be sent.

Taxes

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute and has qualified as such since its inception. Such qualification does not involve governmental supervision or management of investment practices or policy.

A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends received deduction, in the case of corporate shareholders.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment company taxable income generally is made up of dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

The Fund inherited approximately $2,943,000 of capital losses from its merger with Kemper U.S. Growth and Income Fund, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($1,589,000), September 30, 2007 ($684,000),
September 30, 2006 ($263,000) and September 30, 2005 ($407,000),  the respective expiration dates, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2000 through September 30, 2001, the Fund incurred approximately $127,758,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2002.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by the Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such gains reported and the shareholder's tax credit. If the Fund makes such an election, it may not be treated as having met the excise tax distribution requirement.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Dividends from domestic corporations are expected to comprise a substantial part of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Generally, a qualifying individual may make a deductible IRA contribution of up to $2,000 for any taxable year only if (i) neither the individual nor and his or her spouse (unless filing separate returns) are not active participants in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level for 2001 ($53,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $53,000 and $63,000; $33,000 for a single individual, with a phase-out for adjusted gross income between $33,000 and $43,000), or (iii) the individual is not an active participant in an employer's retirement plan, but his or her spouse is such a participant, and the couple's adjusted gross income is $150,000 or less (the deduction limit is phased out for adjusted gross income between $150,000 and $160,000). However, an individual who is not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. The $2,000 limit on contributions (whether deductible or nondeductible) is increased to $3,000 for 2002 through 2004. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years. In addition, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares.
Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.
In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on the Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any property in the Fund's portfolio similar to the property underlying the put option. If the Fund writes an option, no gain is recognized upon its receipt of a premium. If the call lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses.
An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

Many futures and forward contracts entered into by the Fund and listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property.
Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. A transaction during the tax year that would otherwise be a constructive sale may be disregarded if 1) the transaction is closed by the 30th day after the close of the tax year, and 2) the taxpayer holds the appreciated financial position (without reduction of risk of loss) throughout the 60-day period following the date of closing of the transaction. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale.
Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares; any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund-level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of
Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 30% (for 2002 and
2003) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                                NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Position Principal Occup i Board with r approved Fund e procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             OFFICERS AND TRUSTEES

The officers and trustees of the Trust, their ages, their principal occupations and their affiliations, if any, with the Advisor, and Scudder Investor Services, Inc., are as follows:

                                                                                                  Position with
                                                                                                  Underwriter, Scudder
Name, Age, and Address             Position with Fund      Principal Occupation**                 Investor Services, Inc.
----------------------             ------------------      --------------------                   -----------------------

Henry P. Becton, Jr. (58)          Trustee                 President, WGBH Educational Foundation --
WGBH
125 Western Avenue
Allston, MA 02134

Linda C. Coughlin (49)+*           Trustee and President   Managing Director of Zurich Scudder    --
                                                           Investments, Inc.

Dawn-Marie Driscoll (55)           Trustee                 Executive Fellow, Center for Business  --
4909 SW 9th Place                                          Ethics, Bentley College; President,
Cape Coral, FL  33914                                      Driscoll Associates (consulting firm)

Edgar R. Fiedler (72)              Trustee                 Senior Fellow and Economic Counselor,  --
50023 Brogden                                              The Conference Board, Inc.
Chapel Hill, NC                                            (not-for-profit business research
                                                           organization)

Keith R. Fox (47)                  Trustee                 General Partner, Exeter Group of Funds --
10 East 53rd Street
New York, NY  10022

Jean Gleason Stromberg (58)        Trustee                 Consultant; Director, Financial        --
3816 Military Road, NW                                     Institutions Issues, U.S. General
Washington, D.C.                                           Accounting Office (1996-1997);
                                                           Partner, Fulbright & Jaworski (law
                                                           firm) (1978-1996)

Jean C. Tempel (58)                Trustee                 Managing  Director, First Light        --
One Boston Place 23rd Floor                                Capital, LLC (venture capital firm)
Boston, MA 02108



                                       64

                                                                                                  Position with
                                                                                                  Underwriter, Scudder
Name, Age, and Address             Position with Fund      Principal Occupation**                 Investor Services, Inc.
----------------------             ------------------      --------------------                   -----------------------

Steven Zaleznick (47)*             Trustee                 President and CEO, AARP Services, Inc. --
601 E Street
Washington, D.C. 20004

Thomas V. Bruns (44)#              Vice President          Managing Director of Zurich Scudder    --
                                                           Investments, Inc.

William F. Glavin, Jr. (43)#       Vice President          Managing Director of Zurich Scudder    --
                                                           Investments, Inc.

James E. Masur (41)+               Vice President          Managing Director of Zurich Scudder     __
                                                           Investments, Inc.

Kathryn L. Quirk (48)+             Vice President and      Managing Director of Zurich Scudder     __
                                   Assistant Secretary     Investments, Inc.

Howard S. Schneider (44)#          Vice President          Managing Director of Zurich Scudder    --
                                                           Investments, Inc.

John R. Hebble (43)+               Treasurer               Senior Vice President of Zurich        --
                                                           Scudder Investments, Inc.

Brenda Lyons (39)+                 Assistant Treasurer     Senior Vice President of Zurich        --
                                                           Scudder Investments, Inc.

Caroline Pearson (39)+             Assistant Secretary     Managing Director of Zurich Scudder     Assistant Clerk
                                                           Investments, Inc.; Associate, Dechert
                                                           Price & Rhoads (law firm) 1989 - 1997

John Millette (39)+                Vice President and      Vice President of Zurich Scudder       --
                                   Secretary               Investments, Inc.

Thomas Lally (34)                  Assistant Treasurer     Senior Vice President of Zurich        --
                                                           Scudder Investments, Inc.
                                                                                                  s




                                       65



                                       66



                                       67



                                       68



                                       69





                               ADDITIONAL OFFICERS



                                       70

                                                                                                 Position with
                                                                                                 Underwriter, Scudder
Name, Age, and Address             Position with Fund       Principal Occupation**               Investor Services, Inc.
----------------------             ------------------       --------------------                 ----------------------

 William F. Gadsden (46)++         Vice President           Managing Director of Zurich Scudder                 --
                                                            Investments, Inc.

 Kathleen T. Millard (40)++        Vice President           Managing Director of Zurich Scudder                 --
                                                            Investments, Inc.

 Gary A. Langbaum (52)#            Vice President           Managing Director of Zurich Scudder                 --
                                                            Investments, Inc.

 Robert D. Tymoczko (31)++         Vice President           Senior Vice President of Zurich                     --
                                                            Scudder Investments, Inc.

*        "Interested persons" of the Fund within the meaning of the 1940 Act.

** Unless otherwise stated, all of the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+        Address:  Two International Place, Boston, Massachusetts

++       Address:  345 Park Avenue, New York, New York

#        222 South Riverside Plaza, Chicago, Illinois

The Trustees and Officers of the Trust also serve in similar capacities with respect to other Scudder Funds.

Beneficial Ownership

As of November 30, 2001, all Trustees and Officers of the Fund, as a group, owned beneficially (as that term is defined in Section 13 (d) of The Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class of the Fund.

As of November 30, 2001, 8,652,128 shares in the aggregate, or 5.02% of the outstanding shares of Scudder Growth & Income Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 61,716 shares in the aggregate, or 9.04% of the outstanding shares of Scudder Growth and Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Louis DiMattio, 200 Liberty Street, New York, NY 10281who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 45,144 shares in the aggregate, or 6.61% of the outstanding shares of Scudder Growth and Income Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

As of November 30, 2001, 11,686 shares in the aggregate, or 5.76% of the outstanding shares of Scudder Growth and Income Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

To the knowledge of the Fund, as of November 30, 2001, no person owned beneficially more than 5% of the outstanding shares of the fund.


                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings


The Board of Trustees is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with the Advisor. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.


The Board of Trustees meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.

All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Trustees

Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustee's educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.




The Independent Trustees also serve in the same capacity for other funds managed by Scudder. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 2000 from the Trust and from all of Scudder funds as a group.

 Name                           Investment Trust*        All Scudder Funds++
 ----                           -----------------        -------------------

Henry P. Becton, Jr.**               $39,225             $159,094 (73 funds)
Dawn-Marie Driscoll**                $24,297             $157,162 (73 funds)
Edgar R. Fiedler+                    $21,321             $303,975 (74 funds)
Keith R. Fox**                       $19,868             $181,914 (72 funds)
Joan E. Spero                        $19,868             $177,789 (72 funds)
Jean Gleason Stromberg               $19,543             $100,372 (70 funds)
Jean C. Tempel**                     $37,714             $152,488 (74 funds)

* Investment Trust consists of six funds: Scudder Capital Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Small Company Stock Fund, Scudder S&P 500 Index Fund and Scudder Dividend & Growth Fund,

**       On July 13,  2000,  shareholders  of the Fund  elected  a new  Board of
         Trustees.   See  the   "Trustees   and   Officers"   section   for  the
         newly-constituted Board of Trustees.

+ Mr. Fiedler's total compensation includes $174,060.91 received through the deferred compensation program, $2,003 accrued, but not received, and certain payments made by the Advisor as compensation for the retainer fee for Farmers Investment Trust and meetings held to discuss the reorganization of the Scudder and Kemper Funds.

++ Total compensation includes certain payments made by the Advisor as compensation for meetings held to discuss the reorganization of the Scudder and Kemper Funds.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.

                                FUND ORGANIZATION

The Fund is a diversified series of the Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The name of the Trust was changed effective May 15, 1991, from Scudder Growth and Income Fund, and again on June 10, 1998 from Scudder Investment Trust. The
Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trust's shares are currently divided into six series: Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder S&P 500 Index Fund, Scudder Small Company Stock Fund, Scudder Capital Growth Fund and Scudder Dividend & Growth Fund. The Fund's shares are currently divided into five classes of shares: Class AARP, Class S, Class A (formerly Class R), Class B and Class C. To the extent that the Fund offers additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.

The Trustees have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. Each share of the Fund has equal rights with each other share of the Fund as to voting, dividends and liquidation. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Fund's prospectus.

The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to other series.

The Fund's activities are supervised by the Trust's Board of Trustees.

The Trust has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit the Trust to establish a multiple class distribution system. Under the Plan, each class of shares represents interests in the same portfolio of investments of the Series, and is identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series relate solely to: (a) different distribution fee payments or service fee payments associated with the Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined in Section 2(b) below;
(e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

Each share of each class of the Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of the Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more classes of the Fund, in which case only the shareholders of such class or classes of the Fund shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Fund's Declaration of Trust. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Trust and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. Nothing in the Declaration of Trust, however, protects or indemnifies a Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person's office.

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.myScudder.com. The address for the Class AARP of shares is aarp.scudder.com. These sites offer guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

Account Access -- The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Experts -- The Financial Highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02116, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Fund in accordance with generally accepted auditing standards and the preparation of federal tax returns. Shareholder Indemnification -- The Fund is an organization of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.


Other Information

The CUSIP number for Class S shares of the Fund is 811167-10-5.

The CUSIP number for Class AARP shares of the Fund is 460965-767.

The Fund has a fiscal year ending September 30. On February 7, 2000, the Board changed the Fund's fiscal year end from December 31 to September 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.


The name "Investment Trust" is the designation of the Trust for the time being under a Declaration of Trust dated September 20, 1984, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents, shareholders nor other series of the Trust assume any personal liability for obligations entered into on behalf of the Fund. No other series of the Trust assumes any liabilities for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.




The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS


The financial statements, including the investment portfolio of Scudder Growth and Income Fund together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated September 30, 2001 and are hereby deemed to be a part of this Statement of Additional Information.

                                    APPENDIX
                                    --------


       Standard & Poor's Earnings and Dividend Rankings for Common Stocks

The investment process involves assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:


A+      Highest            B+       Average           C        Lowest
A       High               B        Below Average     D        In Reorganization
A-      Above Average      B-       Lower

NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments.

A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

                            PART C. OTHER INFORMATION

                                INVESTMENT TRUST
                         Scudder Growth and Income Fund

Item 23         Exhibits
-------         --------
                (a)         (1)              Amended and Restated Declaration of Trust dated November 3, 1987.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (2)              Certificate of Amendment of Declaration of Trust dated November 13,
                                             1990.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (3)              Certificate of Amendment of Declaration of Trust dated February 12,
                                             1991.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (4)              Certificate of Amendment of Declaration of Trust dated May 28, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (5)              Establishment and Designation of Series of Shares of Beneficial
                                             Interest, $0.01 par value, with respect to Scudder Growth and Income
                                             Fund and Scudder Quality Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (6)              Establishment and Designation of Series of Shares of Beneficial
                                             Interest, $0.01 par value, with respect to Scudder Classic Growth
                                             Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 76 to the
                                             Registration Statement.)

                            (7)              Establishment and Designation of Series of Shares of Beneficial
                                             Interest, $0.01 par value, with respect to Scudder Growth and Income
                                             Fund, Scudder Large Company Growth Fund, Scudder Classic Growth
                                             Fund, and Scudder S&P 500 Index Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (8)              Establishment and Designation of Series of Shares of Beneficial
                                             Interest, $0.01 par value, with respect to Scudder Real Estate
                                             Investment Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)



                            (9)              Establishment and Designation of Series of Shares of Beneficial
                                             Interest, $0.01 par value, with respect to Dividend + Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (10)             Establishment and Designation of Series of Shares of Beneficial
                                             Interest, $0.01 par value, with respect to Scudder Tax Managed
                                             Growth Fund and Scudder Tax Managed Small Company Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (11)             Establishment and Designation of Classes of Shares of Beneficial
                                             Interest, $0.01 par value, Kemper A, B & C Shares, and Scudder S
                                             Shares, with respect to Classic Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 94 to the
                                             Registration Statement.)

                            (12)             Establishment and Designation of Classes of Shares of Beneficial
                                             Interest, $0.01 par value, Class R Shares, with respect to Scudder
                                             Growth and Income Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (13)             Establishment and Designation of Classes of Shares of Beneficial
                                             Interest, $0.01 par value, Class R Shares, with respect to Scudder
                                             Large Company Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (14)             Redesignation of Series, Scudder Classic Growth Fund to Classic
                                             Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 94 to the
                                             Registration Statement.)

                            (15)             Redesignation of Series, Scudder Quality Growth Fund to Scudder
                                             Large Company Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (16)             Redesignation of Series, Scudder Dividend + Growth Fund to Scudder
                                             Dividend & Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (17)             Establishment and Designation of Classes of Shares of Beneficial
                                             Interest, $0.01 par value, Class S and Class AARP, with respect to
                                             Scudder Dividend and Growth Fund. (Incorporated by reference to
                                             Post-Effective Amendment No. 117 to the Registration Statement, as
                                             filed on May 12, 2000.)



                                Part C - Page 2


                            (18)             Amended and Restated Establishment and Designation of Classes of
                                             Shares of Beneficial Interest, $0.01 par value, Class R, Class S and
                                             Class AARP with respect to Scudder Growth and Income Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 117 to the Registration Statement, as filed on May 12, 2000.)

                            (19)             Establishment and Designation of Classes of Shares of Beneficial
                                             Interest, $0.01 par value, Class S and Class AARP, with respect to
                                             Scudder S&P 500 Index Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 117 to the Registration Statement, as filed on May 12, 2000.)

                            (20)             Establishment and Designation of Classes of Shares of Beneficial
                                             Interest, $0.01 par value, Class S and Class AARP, with respect to
                                             Scudder Small Company Stock Fund.

                                             (Incorporated by reference to Post-Effective Amendment No. 117 to the
                                             Registration Statement, as filed on May 12, 2000.)

                            (21)             Establishment and Designation of Classes of Shares of Beneficial
                                             Interest, $0.01 par value, Class S and Class AARP, with respect to
                                             Scudder Capital Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 117 to the Registration Statement, as filed on May 12, 2000.)

                            (22)             Amended and Restated Establishment and Designation of Classes of
                                             Shares of Beneficial Interest, $.01 Par Value, Class R, Class S and
                                             Class AARP, with respect to Scudder Large Company Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement, as filed on July 14, 2000.)

                            (23)             Amended and Restated Establishment and Designation of Series of
                                             Shares of Beneficial Interest, $.01 Par Value, Class S and Class
                                             AARP, with respect to Scudder Capital Growth Fund and Scudder Small
                                             Company Stock Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the
                                             Registration Statement, as filed on July 14, 2000.)

                            (24)             Establishment and Designation of Classes of Shares of Beneficial
                                             Interest, $.01 Par Value, Class S and Class AARP, with respect to
                                             Scudder Capital Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement, as filed on July 14, 2000.)

                            (25)             Establishment and Designation of Classes of Shares of Beneficial
                                             Interest, $.01 par Value, Class S and Class AARP, with respect to
                                             Scudder Small Company Stock Fund. (Incorporated by reference to
                                             Post-Effective Amendment No. 118 to the Registration Statement, as
                                             filed on July 14, 2000.)





                                Part C - Page 3

                            (26)             Amended and Restated Establishment and Designation of Shares of
                                             Beneficial Interest, Classes A, B, C and I of Scudder Capital Growth
                                             Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (27)             Amended and Restated Establishment and Designation of Shares of
                                             Beneficial Interest, Classes A, B, and C of Scudder Growth and
                                             Income Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (28)             Amended and Restated Establishment and Designation of Shares of
                                             Beneficial Interest, Classes A, B, C and I of Scudder Large Company
                                             Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (29)             Amended and Restated Establishment and Designation of Shares of
                                             Beneficial Interest, Classes A, B, and C of Scudder Dividend and
                                             Growth Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (30)             Amended and Restated Establishment and Designation of Shares of
                                             Beneficial Interest, Classes A, B, and C of Scudder Small Company
                                             Stock Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                (b)         (1)              Amendment to By-Laws of the Registrant dated November 12, 1991.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (2)              Amendment to By-Laws of the Registrant, dated February 7, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 120 to the Registration Statement.)

                            (3)              Amendment to By-Laws of the Registrant, dated November 13, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                (c)                          Inapplicable.




                                Part C - Page 4

                (d)         (1)              Investment Management Agreement between the Registrant (on behalf of
                                             Scudder Growth and Income Fund) and Scudder Kemper Investments, Inc.
                                             dated September 7, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (2)              Investment Management Agreement between the Registrant (on behalf of
                                             Scudder Large Company Growth Fund) and Scudder Kemper Investments,
                                             Inc. dated September 7, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (3)              Investment Management Agreement between the Registrant (on behalf of
                                             Classic Growth Fund) and Scudder Kemper Investments, Inc. dated
                                             September 7, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (4)              Investment Management Agreement between the Registrant (on behalf of
                                             Scudder Real Estate Investment Fund) and Scudder Kemper Investments,
                                             Inc. dated September 7, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (5)              Investment Management Agreement between the Registrant (on behalf of
                                             Scudder S&P 500 Index Fund) and Scudder Kemper Investments, Inc.
                                             dated September 7, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (6)              Investment Management Agreement between the Registrant (on behalf of
                                             Scudder Dividend & Growth Fund) and Scudder Kemper Investments, Inc.
                                             dated September 7, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (7)              Investment Management Agreement between the Registrant (on behalf of
                                             Scudder Tax Managed Growth Fund) and Scudder Kemper Investments,
                                             Inc. dated September 7, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (8)              Investment Management Agreement between the Registrant (on behalf of
                                             Scudder Tax Managed Small Company Fund) and Scudder Kemper
                                             Investments, Inc. dated September 7, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (9)              Investment Advisory Agreement between the Registrant (on behalf of
                                             Scudder S&P 500 Index Fund) and Bankers Trust Company dated
                                             September 9, 1999.
                                             (Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement.)





                                Part C - Page 5

                            (10)             Investment Management Agreement between the Registrant (on behalf of
                                             Scudder Capital Growth Fund) and Scudder Kemper Investments, Inc.,
                                             dated July 17, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 120 to the Registration Statement.)

                            (11)             Investment Management Agreement between the Registrant (on behalf of
                                             Scudder Small Company Stock Fund) and Scudder Kemper Investments,
                                             Inc., dated July 17, 2000. (Incorporated by reference to
                                             Post-Effective Amendment No. 120 to the Registration Statement.)

                            (12)             Investment Management Agreement between the Registrant (on behalf of
                                             Scudder Growth and Income Fund) and Scudder Kemper Investments,
                                             Inc., dated August 14, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 121 to the Registration Statement.)

                            (13)             Amended and Restated Investment Management Agreement between the
                                             Registrant (on behalf of Scudder Dividend & Growth Fund) and Scudder
                                             Kemper Investments, Inc., dated October 2, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (14)             Amended and Restated Investment Management Agreement between the
                                             Registrant (on behalf of Scudder Large Company Growth Fund) and
                                             Scudder Kemper Investments, Inc., dated October 2, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                (e)         (1)              Underwriting Agreement and Distribution Services Agreement between the Registrant on behalf of Classic Growth Fund and Kemper
                                             Distributors, Inc. dated September 7, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (2)              Underwriting Agreement between the Registrant and Scudder Investor
                                             Services, Inc. dated September 7, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (3)              Amendment dated August 31, 1999 to the Underwriting and Distribution
                                             Services Agreement between the Registrant, on behalf of Classic
                                             Growth Fund, and Kemper Distributors, Inc.
                                             (Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement.)




                                Part C - Page 6

                            (4)              Amendment dated November 2, 1999 to the Underwriting and
                                             Distribution Services Agreement between the Registrant, on behalf of
                                             Classic Growth Fund, and Kemper Distributors, Inc.
                                             (Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement.)

                            (5)              Underwriting Agreement between the Registrant and Scudder Investor
                                             Services dated May 8, 2000. (Incorporated by reference to
                                             Post-Effective Amendment No. 118 to the Registration Statement, as
                                             filed on July 14, 2000.)

                            (6)              Underwriting and Distribution Services Agreement between the
                                             Registrant and Kemper Distributors, Inc. (on behalf of Scudder
                                             Capital Growth Fund, Scudder Dividend & Growth Fund, Scudder Growth
                                             and Income Fund, Scudder Large Company Growth Fund, Scudder S&P 500
                                             Index Fund, and Scudder Small Company Stock Fund), dated November
                                             13, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                (f)                          Inapplicable.

                (g)         (1)              Custodian Agreement between the Registrant (on behalf of Scudder
                                             Growth and Income Fund) and State Street Bank and Trust Company
                                             ("State Street Bank") dated December 31, 1984.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (2)              Amendment dated April 1, 1985 to the Custodian Agreement between the
                                             Registrant and State Street Bank.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (3)              Amendment dated August 8, 1987 to the Custodian Agreement between the Registrant and State Street Bank.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (4)              Amendment dated August 9, 1988 to the Custodian Agreement between the Registrant and State Street Bank.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (5)              Amendment dated July 29, 1991 to the Custodian Agreement between the
                                             Registrant and State Street Bank.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (6)              Amendment dated February 8, 1999 to the Custodian Agreement between the Registrant and State Street Bank.
                                             (Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement.)



                                Part C - Page 7

                            (7)              Amendment to the Custodian Agreement between the Registrant and
                                             State Street Bank.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (8)              Custodian fee schedule for Scudder S&P 500 Index Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 84 to the
                                             Registration Statement.)

                            (9)              Subcustodian Agreement with fee schedule between State Street Bank and The Bank of New York, London office, dated December 31, 1978.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (10)             Subcustodian Agreement between State Street Bank and The Chase
                                             Manhattan Bank, N.A. dated September 1, 1986.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (11)             Custodian fee schedule for Scudder Quality Growth Fund and Scudder
                                             Growth and Income Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 72 to the
                                             Registration Statement.)

                            (12)             Custodian fee schedule for Scudder Classic Growth Fund dated August
                                             1, 1994.
                                             (Incorporated by reference to Post-Effective Amendment No. 77 to the
                                             Registration Statement.)

                            (13)             Amendment dated July 2, 2001 to the Custodian Agreement between the
                                             Registrant and State Street Bank.
                                             (Incorporated by reference to Post-Effective Amendment No. 127 to the Registration Statement.)

                (h)         (1)              Transfer Agency and Service Agreement with fee schedule between the
                                             Registrant and Scudder Service Corporation dated October 2, 1989.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (1)(a)           Revised fee schedule dated October 6, 1995.
                                             (Incorporated by reference to Post-Effective Amendment No. 76 to the
                                             Registration Statement.)

                            (1)(b)           Form of revised fee schedule dated October 1, 1996.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)





                                Part C - Page 8

                            (2)              Transfer Agency Fee Schedule between the Registrant, on behalf of
                                             Scudder Classic Growth Fund, and Kemper Service Company dated
                                             January 1, 1999.
                                             (Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement.)

                            (3)              Agency Agreement between the Registrant on behalf of Classic Growth
                                             Fund and Kemper Service Company dated April 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (4)              Agency Agreement between the Registrant on behalf of Scudder Growth and Income Fund Class R shares and Scudder Large Company Growth Fund
                                             Class R shares, and Kemper Service Company dated May 3, 1999.
                                             (Incorporated by reference to Post-Effective Amendment No. 106 to the Registration Statement.)

                            (5)              Agency Agreement between the Registrant (on behalf of Scudder
                                             Capital Growth Fund, Scudder Dividend & Growth Fund, Scudder Growth
                                             and Income Fund, Scudder Large Company Growth Fund, and Scudder
                                             Small Company Stock Fund) and Kemper Service Company, dated November
                                             13, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (6)              COMPASS Service Agreement and fee schedule between the Registrant and Scudder Trust Company dated January 1, 1990.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (7)              COMPASS and TRAK 2000 Service Agreement between Scudder Trust
                                             Company and the Registrant dated October 1, 1995.
                                             (Incorporated by reference to Post-Effective Amendment No. 74 to the
                                             Registration Statement.)

                            (7)(a)           Fee Schedule for Services Provided Under Compass and TRAK 2000
                                             Service Agreement between Scudder Trust Company and the Registrant dated October 1, 1996.
                                             (Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement.)

                            (8)              Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Quality Growth Fund and Scudder Fund Accounting
                                             Corporation dated November 1, 1994.
                                             (Incorporated by reference to Post-Effective Amendment No. 72 to the
                                             Registration Statement.)




                                Part C - Page 9

                            (9)              Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Growth and Income Fund and Scudder Fund Accounting
                                             Corporation dated October 17, 1994.
                                             (Incorporated by reference to Post-Effective Amendment No. 73 to the
                                             Registration Statement.)

                            (10)             Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Classic Growth Fund, and Scudder Fund Accounting
                                             Corporation dated September 9, 1996.
                                             (Incorporated by reference to Post-Effective Amendment No. 99 to the
                                             Registration Statement.)

                            (11)             Amendment No. 1 dated August 31, 1999 to the Fund Accounting
                                             Services Agreement between the Registrant, on behalf of Classic
                                             Growth Fund, and Scudder Fund Accounting Corporation.
                                             (Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement.)

                            (12)             Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Tax Managed Small Company and Scudder Fund Accounting
                                             Corporation dated July 30, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 99 to the
                                             Registration Statement.)

                            (13)             Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Tax Managed Growth Fund and Scudder Fund Accounting
                                             Corporation dated July 30, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 99 to the
                                             Registration Statement.)

                            (14)             Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Dividend & Growth Fund and Scudder Fund Accounting
                                             Corporation dated June 1, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 99 to the
                                             Registration Statement.)

                            (15)             Scudder Accounting Fee Schedule between the Registrant, on behalf of
                                             Scudder Large Company Growth Fund - Class R Shares, and Scudder Fund
                                             Accounting Corporation dated September 14, 1999.
                                             (Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement.)

                            (16)             Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Real Estate Investment Fund and Scudder Fund Accounting
                                             Corporation dated March 2, 1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 99 to the
                                             Registration Statement.)




                                Part C - Page 10

                            (17)             Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Capital Growth Fund and Scudder Fund Accounting
                                             Corporation, dated July 17, 2000. (Incorporated by reference to
                                             Post-Effective Amendment No. 121 to the Registration Statement.)

                            (18)             Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Small Company Stock Fund and Scudder Fund Accounting
                                             Corporation, dated July 17, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 121 to the Registration Statement.)

                            (19)             Revised Fund Accounting Services Agreement between the Registrant
                                             (on behalf of Scudder Capital Growth Fund) and Scudder Fund
                                             Accounting Corporation, dated November 13, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (20)             Revised Fund Accounting Services Agreement between the Registrant
                                             (on behalf of Scudder Dividend & Growth Fund) and Scudder Fund
                                             Accounting Corporation, dated November 13, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (21)             Revised Fund Accounting Services Agreement between the Registrant
                                             (on behalf of Scudder Growth and Income Fund) and Scudder Fund
                                             Accounting Corporation, dated November 13, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (22)             Revised Fund Accounting Services Agreement between the Registrant
                                             (on behalf of Scudder Large Company Growth Fund) and Scudder Fund
                                             Accounting Corporation, dated November 13, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (23)             Revised Fund Accounting Services Agreement between the Registrant
                                             (on behalf of Scudder Small Company Stock Fund) and Scudder Fund
                                             Accounting Corporation, dated November 13, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)




                                Part C - Page 11

                            (24)             Investment Accounting Agreement between the Registrant, on behalf of
                                             Scudder S&P 500 Index Fund and Scudder Fund Accounting Corporation
                                             dated August 28, 1997.
                                             (Incorporated by reference to Post-Effective Amendment No. 99 to the
                                             Registration Statement.)

                            (25)             Shareholder Services Agreement between the Registrant and Charles
                                             Schwab & Co., Inc. dated June 1, 1990.
                                             (Incorporated by reference to Post-Effective Amendment No. 78 to the
                                             Registration Statement.)

                            (26)             Service Agreement between Copeland Associates, Inc. and Scudder
                                             Service Corporation (on behalf of Scudder Quality Growth Fund and
                                             Scudder Growth and Income Fund) dated June 8, 1995.
                                             (Incorporated by reference to Post-Effective Amendment No. 74 to the
                                             Registration Statement.)

                            (27)             Administrative Services Agreement between the Registrant on behalf of Classic Growth Fund, and Kemper Distributors, Inc., dated April
                                             1998.
                                             (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement.)

                            (27)(a)          Amendment No. 1 to the Administrative Services Agreement between the
                                             Registrant on behalf of Classic Growth Fund, and Kemper
                                             Distributors, Inc., dated August 31, 1999.
                                             (Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement.)

                            (28)             Administrative Services Agreement between the Registrant on behalf of Scudder Growth and Income Fund, and Scudder Investor Services,
                                             Inc., dated May 3, 1999.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (29)             Administrative Services Agreement between the Registrant on behalf of Scudder Large Company Growth Fund, and Scudder Investor Services,
                                             Inc., dated May 3, 1999.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (30)             Administrative Services Agreement between the Registrant
                                             (on behalf of Scudder Capital Growth Fund, Scudder Dividend &Growth
                                             Fund, Scudder Growth and Income Fund, Scudder Large Company Growth
                                             Fund, Scudder S&P 500 Index Fund, Scudder Small Company Stock Fund
                                             and Scudder Kemper Investments, Inc.), dated July 17, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 121 to the Registration Statement.)




                                Part C - Page 12

                            (31)             Amended and Restated Administrative Services Agreement between the
                                             Registrant (on behalf of Scudder Capital Growth Fund, Scudder
                                             Dividend &Growth Fund, Scudder Growth and Income Fund, Scudder Large
                                             Company Growth Fund, Scudder S&P 500 Index Fund, and Scudder Small
                                             Company Stock Fund), dated November 13, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (32)             Shareholder Services Agreement between the Registrant (on behalf of
                                             Scudder Capital Growth Fund, Scudder Dividend & Growth Fund, Scudder
                                             Growth and Income Fund, Scudder Large Company Growth Fund, Scudder
                                             S&P 500 Index Fund, and Scudder Small Company Stock Fund) and Kemper
                                             Distributors, Inc., dated November 13, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                (i)                          Opinion and Consent of Legal Counsel is filed herein.

                (j)                          Consent of Independent Accountants is filed herein.

                (k)                          Inapplicable.

                (l)                          Inapplicable

                (m)         (1)              12b-1 Plan between the Registrant, on behalf of Scudder Growth and
                                             Income Fund (Class R shares) and Scudder Large Company Growth Fund
                                             (Class R shares), and Scudder Investor Services, Inc.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (2)              Rule 12b-1 Plan for Scudder Capital Growth Fund Class A, B and C
                                             Shares, dated December 29,2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (3)              Rule 12b-1 Plan for Scudder Dividend and Growth Fund Class A, B and
                                             C Shares, dated December 29,, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (4)              Rule 12b-1 Plan for Scudder Growth and Income Fund Class B and C
                                             Shares, dated December 29, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)





                                Part C - Page 13

                            (5)              Rule 12b-1 Plan for Scudder Large Company Growth Fund Class B and C
                                             Shares, dated December 292000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                            (6)              Rule 12b-1 Plan for Scudder Small Company Stock Fund Class A, B and
                                             C Shares, dated December 29, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                (n)         (1)              Mutual Funds Multi-Distribution System Plan, Rule 18f-3 Plan.
                                             (Incorporated by reference to Post-Effective Amendment No. 94 to the
                                             Registration Statement.)

                            (2)              Plan with respect to Scudder Growth and Income Fund pursuant to Rule
                                             18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (3)              Plan with respect to Scudder Large Company Growth Fund pursuant to
                                             Rule 18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 105 to the Registration Statement, as filed on May 28, 1999.)

                            (4)              Plan with respect to Scudder Dividend & Growth Fund pursuant to Rule
                                             18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement, as filed on July 14, 2000.)

                            (5)              Plan with respect to Scudder Capital Growth Fund pursuant to Rule
                                             18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement, as filed on July 14, 2000.)

                            (6)              Plan with respect to Scudder Growth and Income Fund pursuant to Rule
                                             18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement, as filed on July 14, 2000.)

                            (7)              Plan with respect to Scudder S&P 500 Index Fund pursuant to Rule
                                             18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement, as filed on July 14, 2000.)

                            (8)              Plan with respect to Scudder Small Company Stock Fund pursuant to
                                             Rule 18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement, as filed on July 14, 2000.)






                                Part C - Page 14

                            (9)              Amended and Restated Plan with respect to Scudder Dividend &Growth
                                             Fund pursuant to Rule 18f-3. (Incorporated by reference to
                                             Post-Effective Amendment No. 118 to the Registration Statement, as
                                             filed on July 14, 2000.)

                            (10)             Amended and Restated Plan with respect to Scudder Capital Growth
                                             Fund pursuant to Rule 18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement, as filed on July 14, 2000.)

                            (11)             Amended and Restated Plan with respect to Scudder Growth and Income
                                             Fund pursuant to Rule 18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement, as filed on July 14, 2000.)

                            (12)             Amended and Restated Plan with respect to Scudder S&P 500 Index Fund pursuant to Rule 18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement, as filed on July 14, 2000.)

                            (13)             Amended and Restated Plan with respect to Scudder Small Company
                                             Stock Fund pursuant to Rule 18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement, as filed on July 14, 2000.)

                            (14)             Amended and Restated Plan with respect to Scudder Large Company
                                             Growth Fund pursuant to Rule 18f-3. (Incorporated by reference to
                                             Post-Effective Amendment No. 121 to the Registration Statement.)

                            (15)             Amended and Restated Plan with respect to Investment Trust pursuant to Rule 18f-3.
                                             (Incorporated by reference to Post-Effective Amendment No. 124 to the Registration Statement, as filed on December 29, 2000.)

                (p)         (1)              Scudder Kemper Investments, Inc., Scudder Investor Services, Inc.
                                             and Kemper Distributors, Inc. Code of Ethics.
                                             (Incorporated by reference to Post-Effective Amendment No. 114 to the Registration Statement, as filed on April 12, 2000.)

                            (1)(a)           Revised Code of Ethics dated January 1, 2002. (Filed herein)

                            (2)              Bankers Trust Company Code of Ethics.
                                             (Incorporated by reference to Post-Effective Amendment No. 114 to the Registration Statement, as filed on April 12, 2000.)

                            (3)              Amended Code of Ethics of Scudder Kemper Investments, Inc., Kemper
                                             Distributors, Inc. and Scudder Investor Services, Inc. dated
                                             December 15, 2000.
                                             (Incorporated by reference to Post-Effective Amendment No. 126 to the Registration Statement, as filed on May 1, 2001.)





                                Part C - Page 15

                            (4)              Amended Codes of Ethics of Scudder Capital Growth Fund, Scudder
                                             Dividend & Growth Fund, Scudder Growth and Income Fund, Scudder
                                             Large Company Growth Fund, Scudder S&P 500 Index Fund, and Scudder
                                             Small Company Stock Fund.
                                             (Incorporated by reference to Post-Effective Amendment No. 126 to the Registration Statement, as filed on May 1, 2001.)

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None


Item 25.       Indemnification.
--------       ----------------

               As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to
               Article IV of the Registrant's By-Laws (filed as Exhibit No. 2 to the Registration Statement), officers, directors, employees and representatives of the Funds may be indemnified against certain liabilities in connection with the Funds, and pursuant to Section 12 of the Underwriting Agreement dated May 6, 1998 (filed as Exhibit No. 6(c) to the Registration Statement), Scudder Investor Services, Inc. (formerly "Scudder Fund Distributors, Inc."), as principal underwriter of the Registrant, may be indemnified against certain liabilities that it may incur. Said Article IV of the By-Laws and Section 12 of the Underwriting Agreement are hereby incorporated by reference in their entirety.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business or Other Connections of Investment Adviser
------------------------------------------------------------

               Zurich Scudder Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                          Business and Other Connections of Board
           Name           of Directors of Registrant's Adviser
           ----           ------------------------------------

Lynn S. Birdsong          Director and Vice President, Zurich Scudder Investments, Inc.**
                          Director and Chairman, Scudder Investments (Luxembourg) S.A.#

                          Director, Scudder Investments (U.K.) Ltd. oo

                          Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                          Director and Chairman, Scudder Investments Japan, Inc. +




                                Part C - Page 16

                          Senior Vice President, Scudder Investor Services, Inc.
                          Director and Chairman, Scudder Trust (Cayman) Ltd. @@@
                          Director, Scudder, Stevens & Clark Australia x
                          Director and Vice President, Zurich Investment Management, Inc. xx
                          Director and President, Scudder, Stevens & Clark Corporation **

                          Director and President, Scudder , Stevens & Clark Overseas Corporation o
                          Director, Scudder Threadneedle International Ltd.
                          Director, Korea Bond Fund Management Co., Ltd. @@

Nicholas Bratt            Director and Vice President, Zurich Scudder Investments, Inc.**
                          Vice President, Scudder, Stevens & Clark Corporation **

                          Vice President, Scudder, Stevens & Clark Overseas Corporation o

Laurence W. Cheng         Director, Zurich Scudder Investments, Inc.**
                          Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                          Director, ZKI Holding Corporation xx

Martin Feinsteim          Director, Zurich Scudder Investments, Inc.**

Steven Gluckstern         Director, Chairman of the Board, Zurich Scudder Investments, Inc. **

Gunther Gose              Director, Zurich Scudder Investments, Inc.**
                          CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                          CEO/Branch Offices, Zurich Life Insurance Company ##

Harold D. Kahn            Treasurer and Chief Financial Officer, Zurich Scudder Investments, Inc.**

Kathryn L. Quirk          Chief Legal Officer, Chief Compliance Officer and Secretary, Zurich Scudder
                                Investments, Inc.**
                          Director, Vice President, Chief Legal Officer and Secretary, Kemper Distributors,
                                Inc.
                          Director and Secretary, Kemper Service Company
                          Director, Senior Vice President, Chief Legal Officer & Assistant Clerk, Scudder
                                Investor Services, Inc.
                          Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                          Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                          Director & Assistant Clerk, Scudder Service Corporation*
                          Director and Secretary, SFA, Inc.*
                          Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                          Director, Scudder, Stevens & Clark Japan, Inc. ###
                          Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                          Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                          Director, Vice President and Secretary, Scudder Realty Advisers, Inc. @
                          Director and Secretary, Scudder, Stevens & Clark Corporation**
                          Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                          Director, Vice President and Secretary, Scudder Defined Contribution Services,
                                Inc.**
                          Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                          Director, Vice President and Secretary, Scudder Capital Stock Corporation**





                                Part C - Page 17

                          Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                          Director, Vice President and Secretary, SS&C Investment Corporation**
                          Director, Vice President and Secretary, SIS Investment Corporation**
                          Director, Vice President and Secretary, SRV Investment Corporation**
                          Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial
                                Services, Inc.*
                          Director, Korea Bond Fund Management Co., Ltd. @@
                          Director, Scudder Threadneedle International Ltd.
                          Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                          Director, Scudder Investments Japan, Inc. +

                          Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                          Director and Secretary, Zurich Investment Management, Inc. xx

Farhan Sharaff            Chief Investment Officer, Zurich Scudder Investments, Inc.**

Edmond D. Villani         Director, President and Chief Executive Officer, Zurich Scudder Investments, Inc.**
                          Director, Scudder, Stevens & Clark Japan, Inc. ###

                          President and Director, Scudder, Stevens & Clark Overseas Corporation o
                          President and Director, Scudder, Stevens & Clark Corporation**
                          Director, Scudder Realty Advisors, Inc.  @
                          Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of
                                Luxembourg
                          Director, Scudder Threadneedle International Ltd.
                          Director, Scudder Investments Japan, Inc. +

                          Director, Scudder Kemper Holdings (UK) Ltd. oo
                          President and Director, Zurich Investment Management, Inc. xx
                          Director and Deputy Chairman, Scudder Investment Holdings Ltd.

     *    Two International Place, Boston, MA
     @    333 South Hope Street, Los Angeles, CA
     **   345 Park Avenue, New York, NY
     # Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
     ***  Toronto, Ontario, Canada
     @@@  Grand Cayman, Cayman Islands, British West Indies
     o    20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
     ###  1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
     xx   222 S. Riverside, Chicago, IL
     xxx  Zurich Towers, 1400 American Ln., Schaumburg, IL
     @@ P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
     ##   Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
     oo   One South Place, 5th Floor, London EC2M 2ZS England
     ooo  One Exchange Square, 29th Floor, Hong Kong
     + Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku, Tokyo 105-0001
     x    Level 3, Five Blue Street, North Sydney, NSW 2060

         Philip J. Collora             Assistant Secretary                      None
         222 South Riverside Plaza
         Chicago, IL  60606





                                Part C - Page 18

         Caroline Pearson              Assistant Secretary                      Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Diane E. Ratekin              Assistant Secretary                      None
         222 South Riverside Plaza
         Chicago, IL  60606

         (e)      Not applicable


         (f)      Not applicable


Item 27.          Principal Underwriters
--------          ----------------------
         (a)

Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's Class S and Class AARP shares and also acts as principal underwriter for other funds managed by Zurich Scudder Investments, Inc.

         (b)

The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

                      (1)                                   (2)                          (3)
     Scudder Investor Services, Inc. Name
     and Principal                        Position and Offices with              Positions and
     Business Address                     Scudder Investor Services, Inc.        Offices with Registrant
     ----------------                     -------------------------------        ------------------------
     Mark S. Casady                       President and Director                 None
     Two International Place
     Boston, MA  02110-4103

     Victor L. Hymes                      Vice President and Director            None
     345 Park Avenue
     New York, NY  10154-0010

     Stanley H. Reese                     Vice President and Director            None
     345 Park Avenue
     New York, NY  10154-0010

     Farhan Sharaff                       Vice President and Director            None
     345 Park Avenue
     New York, NY  10154-0010




                                Part C - Page 19


                      (1)                                   (2)                     (3)
     Scudder Investor Services, Inc. Name
     and Principal                        Position and Offices with              Positions and
     Business Address                     Scudder Investor Services, Inc.        Offices with Registrant
     ----------------                     -------------------------------        ------------------------

     James J. McGovern                    Chief Financial Officer and Treasurer  None
     345 Park Avenue
     New York, NY  10154-0010

     Paula M. Gaccione                    Clerk                                  None
     345 Park Avenue
     New York, NY  10154-0010

     Linda J. Wondrack                    Vice President and Chief Compliance    None
     Two International Place              Officer
     Boston, MA  02110-4103

     Richard W. Desmond                   Vice President                         None
     345 Park Avenue
     New York, NY  10154-0010

     Robert J. Guerin                     Vice President                         None
     Two International Place
     Boston, MA  02110-4103

     Deborah W. LaBerge                   Vice President                         None
     345 Park Avenue
     New York, NY  10154-0010

     Kurt P. Miscinski                    Vice President                         None
     345 Park Avenue
     New York, NY  10154-0010

     Gloria S. Nelund                     Vice President                         None
     345 Park Avenue
     New York, NY  10154-0010

     John Hebble                          Assistant Treasurer                    Treasurer
     Two International Place
     Boston, MA  02110-4103

     James E. Keating                     Assistant Treasurer                    None
     345 Park Avenue
     New York, NY  10154-0010

     Ann P. Burbank                       Assistant Clerk                        None
     Two International Place
     Boston, MA  02110-4103

     Philip J. Collora                    Assistant Clerk                        None
     222 South Riverside Plaza
     Chicago, IL  60606





                                Part C - Page 2o

                      (1)                                   (2)                    (3)
     Scudder Investor Services, Inc. Name
     and Principal                        Position and Offices with              Positions and
     Business Address                     Scudder Investor Services, Inc.        Offices with Registrant
     ----------------                     -------------------------------        ------------------------

     Daniel J. Gillis                     Assistant Clerk                        None
     Two International Place
     Boston, MA  02110-4103

     Caroline Pearson                     Assistant Clerk                        Assistant Secretary
     Two International Place
     Boston, MA  02110-4103

     Kevin G. Poole                       Assistant Clerk                        None
     Two International Place
     Boston, MA  02110-4103


         (c)

Scudder Distributors, Inc. acts as principal underwriter of the Registrant's
Class A, B, C and as applicable, Class I shares and acts as principal underwriter of other funds managed by Zurich Scudder Investments, Inc.

         (d)

Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                     (1)                              (2)                           (3)
      Scudder Distributors, Inc.
      Name and Principal                Positions and Offices with               Positions and
      Business Address                  Scudder Distributors, Inc.               Offices with Registrant
      -----------------                 ---------------------------              -----------------------

      Mark S. Casady                    Chairman and Director                    None
      Two International Place
      Boston, MA  02110-4103

      Linda C. Coughlin                 Vice Chairman and Director               President
      Two International Place
      Boston, MA  02110-4103

      William F. Glavin                 Vice President and Director              Vice President
      Two International Place
      Boston, MA  02110-4103

      Thomas V. Bruns                   President                                Vice President
      222 South Riverside Plaza
      Chicago, IL  60606

      James J. McGovern                 Chief Financial Officer and Treasurer    None
      345 Park Avenue
      New York, NY  10054




                                Part C - Page 21

                     (1)                              (2)                         (3)
      Scudder Distributors, Inc.
      Name and Principal                Positions and Offices with               Positions and
      Business Address                  Scudder Distributors, Inc.               Offices with Registrant
      -----------------                 ---------------------------              -----------------------

      Paula Gaccione                    Secretary                                None
      345 Park Avenue
      New York, NY  10054

      Linda J. Wondrack                 Vice President and Chief Compliance      None
      Two International Place           Officer
      Boston, MA  02110-4103

      Susan K. Crawshaw                 Vice President                           None
      222 South Riverside Plaza
      Chicago, IL  60606

      Scott B. David                    Vice President                           None
      Two International Place
      Boston, MA  02110-4103

      Robert Froelich                   Vice President                           None
      222 South Riverside Plaza
      Chicago, IL  60606

      Michael L. Gallagher              Vice President                           None
      222 South Riverside Plaza
      Chicago, IL  60606

      Robert J. Guerin                  Vice President                           None
      Two International Place
      Boston, MA  02110-4103

      Michael E. Harrington             Vice President                           None
      222 South Riverside Plaza
      Chicago, IL  60606

      Dean Jackson                      Vice President                           None
      222 South Riverside Plaza
      Chicago, IL  60606

      Terrance S. McBride               Vice President                           None
      222 South Riverside Plaza
      Chicago, IL  60606

      C. Perry Moore                    Vice President                           None
      222 South Riverside Plaza
      Chicago, IL  60606

      Johnston A. Norris                Vice President                           None
      222 South Riverside Plaza
      Chicago, IL  60606





                                Part C - Page 22

                     (1)                              (2)                          (3)
      Scudder Distributors, Inc.
      Name and Principal                Positions and Offices with               Positions and
      Business Address                  Scudder Distributors, Inc.               Offices with Registrant
      -----------------                 ---------------------------              -----------------------

      Howard S. Schneider               Vice President                           None
      Two International Place
      Boston, MA  02110-4103

      Todd N. Gierke                    Assistant Treasurer                      None
      222 South Riverside Plaza
      Chicago, IL  60606

      James E. Keating                  Assistant Treasurer                      None
      345 Park Avenue
      New York, NY  10054

      Philip J. Collora                 Assistant Secretary                      None
      222 South Riverside Plaza
      Chicago, IL  60606

      Caroline Pearson                  Assistant Secretary                      Assistant Secretary
      Two International Place
      Boston, MA  02110-4103

      Diane E. Ratekin                  Assistant Secretary                      None
      222 South Riverside Plaza
      Chicago, IL  60606


         (e)      Not applicable

Item 28. Location of Accounts and Records.
------------------------------------------

          Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Zurich Scudder Investments Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts.

Item 29. Management Services.
-----------------------------

                  Inapplicable.

Item 30. Undertakings.
----------------------

                  Inapplicable.



                                Part C - Page 23

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 21st day of December2001.

                                                 INVESTMENT TRUST


                                                 By: /s/John Millette
                                                     ------------------------
                                                     John Millette
                                                     Secretary

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/ Henry P. Becton, Jr.
--------------------------------------
Henry P. Becton, Jr.*                       Trustee                                      December 21, 2001


/s/Linda C. Coughlin
--------------------------------------
Linda C. Coughlin                           Trustee and President (Chief                 December 21, 2001
                                            Executive Officer)

/s/ Dawn-Marie Driscoll
--------------------------------------
Dawn-Marie Driscoll*                        Trustee                                      December 21, 2001

/s/ Edgar R. Fiedler
--------------------------------------
Edgar R. Fiedler *                          Trustee                                      December 21, 2001

/s/ Keith R. Fox
--------------------------------------
Keith R. Fox*                               Trustee                                      December 21, 2001

/s/ Jean Gleason Stromberg
--------------------------------------
Jean Gleason Stromberg *                    Trustee                                      December 21, 2001

/s/ Jean C. Tempel
--------------------------------------
Jean C. Tempel*                             Trustee                                      December 21, 2001

/s/ Steven Zaleznick
--------------------------------------
Steven Zaleznick*                           Trustee                                      December 21, 2001


/s/John R. Hebble
--------------------------------------
John R. Hebble                              Treasurer (Chief Financial Officer)          December 21, 2001

*By:     /s/John Millette
         ------------------------
         John Millette**
         Secretary

**Attorney-in-fact pursuant to the powers of attorney contained in and incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement as filed on July 14, 2000.

                                                                File No. 2-13628
                                                                 File No. 811-43



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    EXHIBITS

                                       TO

                                    FORM N-1A



                        POST-EFFECTIVE AMENDMENT NO. 128

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 79

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                                Investment Trust

                                Investment Trust

                                  Exhibit Index

                                       (i)
                                       (j)
                                   (p)(1)(a)